FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-226082-11

September 13, 2021

BENCHMARK 2021-B29 Mortgage Trust

Free Writing Prospectus Structural and Collateral Term Sheet

$1,120,898,925 (Approximate Mortgage Pool Balance)

$925,091,000
(Approximate Offered Certificates)

GS Mortgage Securities Corporation II Depositor

Commercial Mortgage Pass-Through Certificates Series 2021-B29

Goldman Sachs Mortgage Company German American Capital Corporation JPMorgan Chase Bank, National Association Citi Real Estate Funding Inc.
As Sponsors and Mortgage Loan Sellers

Goldman Sachs & Co. LLC	J.P. Morgan	Citigroup	Deutsche Bank Securities
Co-Lead Managers and Joint Bookrunners

	Academy Securities	Drexel Hamilton
Co-Managers

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-226082) (the “Preliminary Prospectus”) anticipated to be dated September 13, 2021. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Class	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-1	AAA(sf) / AAAsf / AAA(sf)	$20,710,000		30.000%	[ ]%	(5)	2.71	10/21 – 08/26
Class A-2	AAA(sf) / AAAsf / AAA(sf)	$78,526,000		30.000%	[ ]%	(5)	4.96	08/26 – 09/26
Class A-3	AAA(sf) / AAAsf / AAA(sf)	$177,306,000		30.000%	[ ]%	(5)	6.91	08/28 – 09/28
Class A-4	AAA(sf) / AAAsf / AAA(sf)	(6)		30.000%	[ ]%	(5)	(6)	(6)
Class A-5	AAA(sf) / AAAsf / AAA(sf)	(6)		30.000%	[ ]%	(5)	(6)	(6)
Class A-SB	AAA(sf) / AAAsf / AAA(sf)	$24,171,000		30.000%	[ ]%	(5)	7.34	09/26 – 07/31
Class X-A	AA+(sf) / AAAsf / AAA(sf)	$819,937,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-B	NR / A-sf / AAA(sf)	$105,154,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class A-S	AA+(sf) / AAAsf / AAA(sf)	$74,540,000		23.000%	[ ]%	(5)	9.93	08/31 – 09/31
Class B	NR / AA-sf / AA+(sf)	$51,912,000		18.125%	[ ]%	(5)	9.96	09/31 – 09/31
Class C	NR / A-sf / A+(sf)	$53,242,000		13.125%	[ ]%	(5)	9.96	09/31 – 09/31

NON-OFFERED CERTIFICATES

Non-Offered Class	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class X-D	NR / BBB-sf / AAA(sf)	$61,230,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-F	NR / BB-sf / BB(sf)	$26,621,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-G	NR / B-sf / B(sf)	$10,648,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-H	NR / NR / NR	$41,263,977	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class D	NR / BBBsf / A-(sf)	$33,277,000		10.000%	[ ]%	(5)	9.96	09/31 – 09/31
Class E	NR / BBB-sf / BBB(sf)	$27,953,000		7.375%	[ ]%	(5)	9.96	09/31 – 09/31
Class F	NR / BB-sf / BB(sf)	$26,621,000		4.875%	[ ]%	(5)	10.03	09/31 – 10/31
Class G	NR / B-sf / B(sf)	$10,648,000		3.875%	[ ]%	(5)	10.04	10/31 – 10/31
Class H	NR / NR / NR	$41,263,977		0.000%	[ ]%	(5)	10.04	10/31 – 10/31
Class S(9)	N/A	N/A		N/A	N/A	N/A	N/A	N/A
Class R(10)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of Standard & Poor’s Financial Services LLC (“S&P”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA” and, and together with S&P and Fitch, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%. The notional amount of each class of the Class X-A, Class X-B, Class X-D, Class X-F, Class X-G and Class X-H certificates (collectively the “Class X certificates”) is subject to change depending upon the final pricing of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates (collectively, the “principal balance certificates” and, together with the Class X and Class S certificates, the “non-VRR certificates”) as follows: (1) if as a result of such pricing the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), the certificate balance of such class of principal balance certificates may not be part of, and reduce accordingly, such notional amount of the related Class X certificates (or, if as a result of such pricing the pass-through rate of the related Class X certificates is equal to zero, such Class X certificates may not be issued on the closing date), and/or (2) if as a result of such pricing the pass-through rate of any class of principal balance certificates that does not comprise such notional amount of the related Class X certificates is less than the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), such class of principal balance certificates may become a part of, and increase accordingly, such notional amount of the related Class X certificates.

(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates, are represented in the aggregate. The approximate initial credit support percentages shown in the table above do not take into account the VRR interest. However, losses incurred on the mortgage loans will be allocated between the VRR interest and the principal balance certificates, pro rata in accordance with their respective outstanding balances. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates or anticipated repayment dates of the mortgage loans or whole loans.

(5)	For each distribution date, the pass-through rates of each class of principal balance certificates will generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs (the “WAC Rate”), (iii) the lesser of a specified pass-through rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage.

(6)	The exact initial certificate balances of the Class A-4 and Class A-5 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balances, weighted average lives and principal windows of the Class A-4 and Class A-5 certificates are expected to be within the applicable ranges reflected in the following chart. The initial aggregate certificate balance of the Class A-4 and Class A-5 certificates is expected to be approximately $444,684,000, subject to a variance of plus or minus 5%.

Class of Certificates	Expected Range of Initial Certificate Balance	Expected Range of Wtd. Avg. Life (Yrs)	Expected Range of Principal Window
Class A-4	$0 – $149,000,000	NAP – 9.76	NAP / 03/30 – 08/31
Class A-5	$295,684,000 – $444,684,000	9.88 – 9.84	08/31 – 08/31 / 03/30 – 08/31

(7)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each class of the Class X certificates will be equal to the aggregate certificate balances of the related class(es) of certificates (the “related Class X class”) indicated below.

Class	Related Class X Class(es)
Class X-A	Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB and Class A-S certificates
Class X-B	Class B and Class C certificates
Class X-D	Class D and Class E certificates
Class X-F	Class F certificates
Class X-G	Class G certificates
Class X-H	Class H certificates

(8)	The pass-through rate of each class of the Class X certificates for any distribution date will equal the excess, if any, of (i) the WAC Rate, over (ii) the pass-through rate (or the weighted average of the pass-through rates, if applicable) of the related Class X class(es) for that distribution date, as described in the Preliminary Prospectus.

(9)	The Class S certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. Excess interest accruing after the related anticipated repayment date on any mortgage loan with an anticipated repayment date will, to the extent collected, be allocated to the Class S certificates and the VRR interest, as described under “Description of the Certificates—Distributions—Excess Interest” in the Preliminary Prospectus. The Class S certificates will not be entitled to distributions in respect of principal or interest other than excess interest. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loans” in the Preliminary Prospectus.

(10)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of three separate real estate mortgage investment conduits (each, a “REMIC”), as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

VRR INTEREST SUMMARY

Non-Offered Eligible Vertical Interest(1)	Approximate Initial VRR Interest Balance	Approximate Initial VRR Interest Rate	VRR Interest Rate Description	Wtd. Avg. Life (Yrs)(2)	Principal Window(2)
RR Interest	$26,145,545	[__]%	(3)	8.83	10/21 – 10/31
Class RR Certificates	$29,899,402	[__]%	(3)	8.83	10/21 – 10/31

(1)	Each of the Class RR certificates and the RR interest will constitute an “eligible vertical interest” (as such term is defined in the Credit Risk Retention Rules) and is expected to be acquired and retained by the applicable sponsors (or their “majority-owned affiliates”, as such term is defined in the Credit Risk Retention Rules) as described under “Credit Risk Retention” in the Preliminary Prospectus. The Class RR certificates and the RR interest collectively comprise the “VRR interest”. The VRR interest represents the right to receive a specified percentage of all amounts collected on the mortgage loans (net of all expenses of the issuing entity) that are available for distribution to the certificates and the RR interest on each Distribution Date, as further described under “Credit Risk Retention” in the Preliminary Prospectus.

(2)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to the VRR interest are based on the assumptions described in “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates or anticipated repayment dates of the mortgage loans or whole loans.

(3)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the RR interest and the Class RR certificates will be a per annum rate equal to the weighted average of the net mortgage interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs.

The Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class RR, Class S and Class R certificates and the RR interest are not offered by this Term Sheet. Any information in this Term Sheet concerning such non-offered certificates or the RR Interest is presented solely to enhance your understanding of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,120,898,925
Number of Mortgage Loans	47
Number of Mortgaged Properties	90
Average Cut-off Date Mortgage Loan Balance	$23,848,913
Weighted Average Mortgage Interest Rate	3.32263%
Weighted Average Remaining Term to Maturity Date/ARD (months)(3)(4)	109
Weighted Average Remaining Amortization Term (months)(3)(4)	352
Weighted Average Cut-off Date LTV Ratio(5)	56.1%
Weighted Average Maturity Date/ARD LTV Ratio(3)(4)(6)	53.3%
Weighted Average Underwritten Debt Service Coverage Ratio(7)	2.94x
Weighted Average Debt Yield on Underwritten NOI(7)	10.6%
% of Mortgage Loans with Mezzanine Debt	9.99%
% of Mortgage Loans with Subordinate Debt(8)	18.8%
% of Mortgage Loans with Preferred Equity	0%
% of Mortgage Loans with Single Tenants(9)	26.9%

(1)	With respect to seven mortgage loans, representing approximately 44.0% of the initial pool balance, with one or more related pari passu companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, unit or room calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. With respect to two mortgage loans, representing approximately 18.8% of the initial pool balance, with one or more related subordinate companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, pads or unit calculations presented in this Term Sheet are calculated without regard to the related subordinate companion loan(s). Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	With respect to four mortgage loans, representing approximately 7.0% of the initial pool balance, the initial due dates for such mortgage loans occur after October 2021. On the Closing Date, the related mortgage loan seller(s) will contribute an initial interest deposit amount to the issuing entity to cover an amount that represents one month’s interest that would have accrued with respect to each such mortgage loan at the related interest rate with respect to the assumed October 2021 payment date. Information presented in this Term Sheet reflects the contractual loan terms, however, each such mortgage loan is being treated as having an initial due date in October 2021.

(4)	With respect to two mortgage loans, representing approximately 11.0% of the initial pool balance, each mortgage loan has an anticipated repayment date and, unless otherwise indicated, is presented as if it matured on its anticipated repayment date.

(5)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which in certain cases may reflect a portfolio premium valuation). With respect to seven mortgage loans (20.2% of the initial pool balance) the respective Cut-off Date LTV Ratio was calculated based upon a valuation other than an “as-is” value of each related mortgaged property. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 56.7%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.

(6)	Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to seven mortgage loans (20.2% of the initial pool balance) the respective Maturity Date/ARD LTV Ratios were calculated using a valuation other than an “as-is” value of each related mortgaged property assuming certain reserves were pre-funded. The weighted average Maturity Date/ARD LTV Ratio for the mortgage pool without making such adjustments is 53.8%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date/ARD LTV Ratio.

(7)	With respect to the 2 Washington mortgage loan (7.1%), the multifamily portion of the related mortgaged property is master leased and, for so long as the master lease is in effect, the borrower is entitled to receive only rents from the master lease, and not the underlying rents and other receipts from the multifamily portion of the mortgaged property. The UW NCF DSCR and UW NOI Debt Yield of the 2 Washington whole loan, based only on the master lease rent for the multifamily portion, are 2.82x and 9.9%, respectively. The UW NCF DSCR and UW NOI Debt Yield of the 2 Washington whole loan, based on the appraiser’s market rents for the multifamily portion (and not the master lease rent), are 2.48x and 8.7%, respectively. With respect to 1822 Sunset Boulevard, representing 0.5% of the initial pool balance, the respective Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF were calculated using the Cut-off Date Balance of a mortgage loan less the $1,000,000 earnout reserve taken at origination. The weighted average Debt Yield on Underwritten NOI for the mortgage pool without making this adjustment is 10.6%. See “Description of the Mortgage Pool—Certain Characteristics and Definitions” in the Preliminary Prospectus for descriptions of Debt Yield on Underwritten NOI.

(8)	Each of the One SoHo Square and HQ @ First mortgage loans have one or more subordinate companion loans that are generally subordinate in right of payment to the respective related mortgage loans (the “One SoHo Square Subordinate Companion Loans” and “HQ @ First Subordinate Companion Loans”). The One SoHo Square Subordinate Companion Loans have an aggregate outstanding principal balance of $315,000,000 as of the Cut-off Date, and are currently held in the SOHO 2021-SOHO securitization transaction. The HQ @ First Subordinate Companion Loans have an aggregate outstanding principal balance of $178,000,000 as of the Cut-off Date, and are currently held in the KREST 2021-CHIP securitization transaction. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.

(9)	Excludes mortgage loans that are secured by multiple properties with multiple tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC Deutsche Bank Securities Inc. J.P. Morgan Securities LLC Citigroup Global Markets Inc.
Co-Managers:	Academy Securities, Inc. Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$1,120,898,925
Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicer:	LNR Partners, LLC
Certificate Administrator:	Wells Fargo Bank, National Association
Trustee:	Wells Fargo Bank, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
U.S. Credit Risk Retention:

For a discussion of the manner by which Goldman Sachs Mortgage Company, as retaining sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of September 13, 2021

Closing Date:	September 30, 2021
Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in September 2021 (or, in the case of any mortgage loan that has its first due date after September 2021, the date that would have been its due date in September 2021 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 11th day of each month or next business day, commencing in October 2021

Distribution Date:	The 4th business day after the Determination Date, commencing in October 2021

Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	September 2054 for the offered certificates
Cleanup Call:	1.0%

Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to the Class X-A and Class X-B certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

■	$1,064,853,977 (Approximate) New-Issue Multi-Borrower CMBS, which excludes the Non-Offered Eligible Vertical Interest:

—	Overview: The mortgage pool consists of 47 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,120,898,925 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $23,848,913 and are secured by 90 mortgaged properties located throughout 31 states

—	LTV: 56.1% weighted average Cut-off Date LTV Ratio

—	DSCR: 2.94x weighted average Underwritten NCF Debt Service Coverage Ratio

—	Debt Yield: 10.6% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-5 / A-SB

■	Loan Structural Features:

—	Amortization: 24.9% of the mortgage loans by Initial Pool Balance have scheduled amortization as follows:

–	13.9% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term with a balloon payment due at maturity

–	11.0% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 62.9% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 98.9% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.05x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 35 mortgage loans representing 54.5% of the Initial Pool Balance

–	Insurance: 20 mortgage loans representing 37.1% of the Initial Pool Balance

–	Replacement Reserves: 37 mortgage loans representing 63.6% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 22 mortgage loans representing 56.4% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties only

—	Predominantly Defeasance: 68.2% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Retail: 30.1% of the mortgaged properties by allocated Initial Pool Balance are retail properties (24.0% are anchored retail properties)

—	Office: 22.8% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Multifamily: 17.2% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Mixed Use: 13.5% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—	Industrial: 9.7% of the mortgaged properties by allocated Initial Pool Balance are industrial properties

■	Geographic Diversity: The 90 mortgaged properties are located throughout 31 states with three states having greater than 10.0% of the allocated Initial Pool Balance: New York (28.6%), Texas (15.8%) and California (13.4%)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Mortgage Loans by Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
German American Capital Corporation	10	10	$292,060,632	26.1%
JPMorgan Chase Bank, National Association	10	14	281,467,000	25.1
Citi Real Estate Funding Inc.	20	59	266,281,293	23.8
Goldman Sachs Mortgage Company	6	6	169,090,000	15.1
Goldman Sachs Mortgage Company and German American Capital Corporation	1	1	112,000,000	9.99
Total	47	90	$1,120,898,925	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF	Loan Purpose	UW NCF DSCR		UW NOI Debt Yield	Cut-off Date LTV Ratio
One SoHo Square	$112,000,000	9.99%	Office	786,891	Refinance	4.88	x	13.6%	34.8%
HQ @ First	98,700,000	8.8	Office	603,666	Acquisition	4.11	x	12.4%	42.8%
Watermark Tempe	88,500,000	7.9	Mixed Use	309,176	Refinance	3.28	x	9.7%	65.0%
2 Washington	80,000,000	7.1	Multifamily	345	Refinance	2.82	x	9.9%	60.6%
The Domain	64,000,000	5.7	Retail	886,526	Refinance	4.17	x	13.8%	46.5%
InCommercial Net Lease Portfolio #4	41,570,000	3.7	Retail	304,789	Acquisition	1.87	x	9.7%	62.5%
Epic West Towne Crossing	40,820,000	3.6	Retail	276,157	Refinance	2.95	x	10.1%	64.9%
Novonix	30,045,632	2.7	Industrial	404,000	Acquisition	1.25	x	8.7%	63.4%
College Point	30,000,000	2.7	Retail	331,130	Recapitalization	1.81	x	7.0%	59.8%
Independence Lofts	29,000,000	2.6	Multifamily	95	Refinance	1.47	x	8.1%	61.1%
Top 10 Total / Wtd. Avg.	$614,635,632	54.8%				3.36	x	11.1%	52.7%
Remaining Total / Wtd. Avg.	506,263,293	45.2				2.43	x	10.1%	60.1%
Total / Wtd. Avg.	$1,120,898,925	100.0%				2.94	x	10.6%	56.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Whole Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
One SoHo Square	$112,000,000	9.99%	20	$358,000,000	$315,000,000	$785,000,000	SOHO 2021-SOHO	KeyBank	Midland
HQ @ First	$98,700,000	8.8%	6	$131,300,000	$178,000,000	$408,000,000	KREST 2021-CHIP	KeyBank	KeyBank
Watermark Tempe	$88,500,000	7.9%	6	$32,500,000	NAP	$121,000,000	Benchmark 2021-B29	Midland	LNR
2 Washington	$80,000,000	7.1%	2	$51,500,000	NAP	$131,500,000	Benchmark 2021-B29	Midland	LNR
The Domain	$64,000,000	5.7%	6	$146,000,000	NAP	$210,000,000	BANK 2021-BNK35	Wells Fargo	KeyBank
College Point	$30,000,000	2.7%	2	$40,000,000	NAP	$70,000,000	Benchmark 2021-B28	Midland	Midland
ExchangeRight Net Leased Portfolio #48	$20,035,000	1.8%	2	$27,000,000	NAP	$47,035,000	Benchmark 2021-B28	Midland	Midland

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan. Each subordinate companion loan is subordinate in right of payment to its related mortgage loan.

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance(1)	Wtd. Avg. Cut-off Date Total Debt Interest Rate(1)	Cut-off Date Mortgage Loan LTV Ratio(2)	Cut-off Date Total Debt LTV Ratio(1)	Cut-off Date Mortgage Loan UW NCF DSCR(2)	Cut-off Date Total Debt UW NCF DSCR(1)
One SoHo Square	$112,000,000	$120,000,000	$905,000,000	3.03300%	34.8%	67.0%	4.88x	2.28x

(1)	Calculated including the mezzanine debt.

(2)	Calculated including any related pari passu companion loan (but without regard to any subordinate companion loan or mezzanine debt).

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
One SoHo Square	New York	New York	Office	$112,000,000	9.99%	GSMS 2019-SOHO
The Domain	Austin	Texas	Retail	$64,000,000	5.7%	WFRBS 2011-C5
Outback Tucson	Tucson	Arizona	Retail	$2,325,000	0.2%	BMLDB 2012-OSI
Chippewa Center	Beaver Falls	Pennsylvania	Retail	$13,908,555	1.2%	WFRBS 2012-C7
Greene Plaza	Waynesburg	Pennsylvania	Retail	$9,091,445	0.8%	WFRBS 2012-C7
First Midwest Bank - DeKalb	DeKalb	Illinois	Retail	$1,179,908	0.1%	Benchmark 2020-IG3
First Midwest Bank - Schaumburg	Schaumburg	Illinois	Retail	$1,128,792	0.1%	Benchmark 2020-IG3
First Midwest Bank - Joliet	Joliet	Illinois	Retail	$937,111	0.1%	Benchmark 2020-IG3
Easy Does It	North Franklin	Connecticut	Self Storage	$5,100,000	0.5%	CGCMT 2014-GC23
Williamsburg Storage	Williamsburg	Virginia	Self Storage	$3,085,000	0.3%	CGCMT 2014-GC23
EZ Storage	Southington	Connecticut	Self Storage	$2,900,000	0.3%	WFRBS 2014-C22
Climatrol Self Storage	Williamsburg	Virginia	Self Storage	$2,640,000	0.2%	CGCMT 2014-GC23
Walgreens Maricopa	Maricopa	Arizona	Retail	$4,100,000	0.4%	JPMCC 2013-C16

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of each such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the related mortgage loan seller.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)		Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	48	$337,032,141	30.1%	2.62	x	59.3%	10.6%
Anchored	12	269,201,362	24.0%	2.75	x	58.7%	10.9%
Single Tenant	36	67,830,779	6.1%	2.10	x	61.8%	9.4%
Office	8	$255,654,221	22.8%	4.23	x	42.8%	12.6%
CBD	4	236,780,000	21.1%	4.34	x	41.2%	12.7%
Suburban / Lab	1	9,200,000	0.8%	2.52	x	65.0%	9.2%
Suburban	1	7,800,000	0.7%	3.46	x	60.5%	12.9%
Medical	2	1,874,221	0.2%	2.66	x	61.5%	8.7%
Multifamily	9	$193,085,000	17.2%	2.25	x	63.6%	8.9%
High-Rise	1	80,000,000	7.1%	2.82	x	60.6%	9.9%
Mid-Rise	4	62,400,000	5.6%	1.82	x	62.9%	8.2%
Garden	4	50,685,000	4.5%	1.86	x	69.1%	8.2%
Mixed Use	5	$151,242,024	13.5%	2.72	x	62.5%	9.4%
Office/Retail	3	122,647,024	10.9%	2.91	x	62.3%	9.6%
Multifamily/Retail/Office	1	18,000,000	1.6%	2.10	x	62.5%	8.0%
Industrial/Office	1	10,595,000	0.9%	1.65	x	64.6%	9.7%
Industrial	9	$108,199,632	9.7%	2.20	x	56.4%	10.5%
Manufacturing	3	38,865,000	3.5%	1.92	x	63.9%	9.0%
Warehouse/Manufacturing	1	30,045,632	2.7%	1.25	x	63.4%	8.7%
Warehouse/Distribution	2	20,804,063	1.9%	3.71	x	31.8%	15.8%
Warehouse	2	14,935,000	1.3%	2.25	x	65.0%	9.0%
Flex	1	3,549,937	0.3%	4.12	x	24.7%	17.7%
Self Storage	8	31,935,906	2.8%	2.80	x	61.2%	10.2%
Self Storage	7	28,435,906	2.5%	2.94	x	62.7%	10.1%
Self Storage/Warehouse	1	3,500,000	0.3%	1.63	x	48.6%	10.5%
Other	1	$25,000,000	2.2%	4.83	x	36.7%	11.2%
Leased Fee	1	25,000,000	2.2%	4.83	x	36.7%	11.2%
Hospitality	2	$18,750,000	1.7%	2.02	x	65.1%	13.0%
Extended Stay	2	18,750,000	1.7%	2.02	x	65.1%	13.0%
Total / Avg. / Wtd. Avg.	90	$1,120,898,925	100.0%	2.94	x	56.1%	10.6%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	10	$320,100,000	28.6%	$1,878,200,000	46.8%	$90,944,568	41.8%
Texas	5	177,532,000	15.8	624,300,000	15.5	39,953,998	18.4
California	6	150,460,000	13.4	668,650,000	16.7	35,274,123	16.2
Arizona	5	108,109,362	9.6	217,715,000	5.4	13,636,621	6.3
Pennsylvania	4	61,200,000	5.5	95,500,000	2.4	5,759,151	2.6
North Carolina	4	43,775,000	3.9	82,570,000	2.1	4,842,618	2.2
Tennessee	1	30,045,632	2.7	47,400,000	1.2	2,601,996	1.2
Illinois	10	26,900,356	2.4	64,390,000	1.6	3,782,899	1.7
Rhode Island	1	21,500,000	1.9	33,000,000	0.8	1,878,615	0.9
New Jersey	3	19,169,387	1.7	30,600,000	0.8	1,849,659	0.8
Georgia	5	15,118,863	1.3	27,430,000	0.7	1,920,983	0.9
Nebraska	1	13,410,000	1.2	18,500,000	0.5	1,273,141	0.6
Missouri	1	12,500,000	1.1	19,600,000	0.5	1,180,117	0.5
Iowa	2	12,401,151	1.1	19,090,000	0.5	1,041,100	0.5
Wisconsin	6	12,228,848	1.1	20,499,526	0.5	1,187,784	0.5
Virginia	3	12,000,000	1.1	20,350,000	0.5	1,307,669	0.6
Kentucky	2	11,762,156	1.0	21,380,000	0.5	1,636,001	0.8
Connecticut	2	8,000,000	0.7	12,700,000	0.3	844,598	0.4
Oklahoma	2	7,718,226	0.7	14,225,000	0.4	803,295	0.4
Michigan	1	7,500,000	0.7	11,500,000	0.3	735,996	0.3
Washington	1	6,810,000	0.6	10,500,000	0.3	610,725	0.3
North Dakota	1	6,447,024	0.6	9,500,000	0.2	829,703	0.4
Arkansas	1	6,320,000	0.6	10,000,000	0.2	546,219	0.3
Colorado	2	6,241,632	0.6	11,100,000	0.3	584,213	0.3
Florida	1	5,475,000	0.5	8,700,000	0.2	485,677	0.2
Maryland	2	4,654,149	0.4	10,000,000	0.2	565,590	0.3
South Carolina	1	4,633,146	0.4	6,900,000	0.2	381,069	0.2
Massachusetts	1	4,550,000	0.4	7,200,000	0.2	455,861	0.2
Ohio	2	2,626,766	0.2	6,680,000	0.2	393,280	0.2
Louisiana	3	1,305,566	0.1	5,350,000	0.1	263,550	0.1
Indiana	1	404,661	0.0	1,530,000	0.0	88,670	0.0
Total	90	$1,120,898,925	100.0%	$4,015,059,526	100.0%	$217,659,489	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3,500,000 - 9,999,999	15	$94,656,930	8.4%
10,000,000 - 19,999,999	11	151,369,362	13.5
20,000,000 - 29,999,999	12	289,237,000	25.8
30,000,000 - 49,999,999	4	142,435,632	12.7
50,000,000 - 99,999,999	4	331,200,000	29.5
100,000,000 - 112,000,000	1	112,000,000	9.99
Total	47	$1,120,898,925	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.25 - 1.50	4	$94,481,538	8.4%
1.51 - 1.70	5	62,074,362	5.5
1.71 - 2.00	8	167,217,024	14.9
2.01 - 2.50	11	104,594,000	9.3
2.51 - 3.00	10	235,205,000	21.0
3.01 - 4.00	4	138,127,000	12.3
4.01 - 4.88	5	319,200,000	28.5
Total	47	$1,120,898,925	100.0%
(1)	See footnotes (1), (6) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)(2)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	29	$718,376,000	64.1%
Interest Only - ARD	2	123,700,000	11.0
Interest Only, Amortizing	6	123,235,906	11.0
Amortizing (30 Years)	8	119,094,362	10.6
Amortizing (25 Years)	2	36,492,656	3.3
Total	47	$1,120,898,925	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date.
(2)	Original partial interest only periods range from 12 to 60 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	24	$704,514,632	62.9%
Springing	20	295,494,293	26.4
Soft (Residential) / Hard	2	109,000,000	9.7
None	1	11,890,000	1.1
Total	47	$1,120,898,925	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24.7 - 40.0	3	$156,500,000	14.0%
40.1 - 50.0	5	200,700,000	17.9
50.1 - 60.0	4	66,654,000	5.9
60.1 - 65.0	25	558,927,632	49.9
65.1 - 70.0	8	97,707,293	8.7
70.1 - 72.5	2	40,410,000	3.6
Total	47	$1,120,898,925	100.0%
(1)	See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date/ARD LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24.7 - 40.0	4	$160,000,000	14.3%
40.1 - 50.0	7	260,692,656	23.3
50.1 - 55.0	6	121,704,362	10.9
55.1 - 60.0	9	128,279,906	11.4
60.1 - 65.0	18	411,332,000	36.7
65.1 - 69.1	3	38,890,000	3.5
Total	47	$1,120,898,925	100.0%
(1)	See footnotes (1), (3) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	29	$748,738,387	66.8%
Acquisition	12	260,040,538	23.2
Recapitalization	6	112,120,000	10.0
Total	47	$1,120,898,925	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2.295 - 3.000	5	$344,200,000	30.7%
3.001 - 3.250	5	179,175,000	16.0
3.251 - 3.500	13	216,239,024	19.3
3.501 - 3.750	12	201,318,362	18.0
3.751 - 4.000	4	72,435,906	6.5
4.001 - 4.500	8	107,530,632	9.6
Total	47	$1,120,898,925	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.0 - 8.0	5	$71,790,000	6.4%
8.1 - 9.0	13	233,411,538	20.8
9.1 - 10.0	11	302,523,362	27.0
10.1 - 11.0	6	87,650,000	7.8
11.1 - 13.0	8	221,524,024	19.8
13.1 - 17.7	4	204,000,000	18.2
Total	47	$1,120,898,925	100.0%
(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.6 - 7.0	1	$30,000,000	2.7%
7.1 - 8.0	7	127,835,632	11.4
8.1 - 9.0	15	205,369,268	18.3
9.1 - 10.0	10	298,840,000	26.7
10.1 - 12.0	10	164,654,024	14.7
12.1 - 15.9	4	294,200,000	26.2
Total	47	$1,120,898,925	100.0%
(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12	2	$51,820,000	4.6%
24	1	$28,500,000	2.5%
36	1	$8,435,906	0.8%
60	2	$34,480,000	3.1%

Distribution of Original Terms to Maturity Date/ARD
Original Term to Maturity Date/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	4	$83,825,000	7.5%
84	5	192,070,000	17.1
120	34	766,356,925	68.4
121	4	78,647,000	7.0
Total	47	$1,120,898,925	100.0%

Distribution of Remaining Terms to Maturity Date/ARD
Range of Remaining Terms to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60 - 84	9	$275,895,000	24.6%
85 - 119	16	507,121,019	45.2
120 - 121	22	337,882,906	30.1
Total	47	$1,120,898,925	100.0%

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	31	$842,076,000	75.1%
300 - 324	2	36,492,656	3.3
360	14	242,330,268	21.6
Total	47	$1,120,898,925	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date, as applicable.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	31	$842,076,000	75.1%
299	2	36,492,656	3.3
359 - 360	14	242,330,268	21.6
Total	47	$1,120,898,925	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date, as applicable.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	38	$764,739,562	68.2%
Yield Maintenance	5	189,284,362	16.9
Yield Maintenance or Defeasance	4	166,875,000	14.9
Total	47	$1,120,898,925	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	37	$712,723,925	63.6%
Real Estate Tax	35	$610,893,925	54.5%
TI/LC(2)	22	$480,769,019	56.4%
Insurance	20	$415,575,994	37.1%
(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of total retail, office, mixed use and industrial properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Allocations Between

the Non-VRR Certificates

and the VRR Interest

On each Distribution Date, the aggregate amount available for distributions to holders of the non-VRR certificates and the VRR interest owners (net of specified expenses of the issuing entity, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer) will be allocated to (a) the VRR interest, in an amount equal to the product of such amount multiplied by approximately 5.0% (the “VRR Percentage”) and (b) the non-VRR certificates, in an amount equal to the product of such amount multiplied by the difference between 100% and the percentage referenced in clause (a) (the “Non-VRR Percentage”).

Distributions	On each Distribution Date, funds available for distribution to holders of the non-VRR certificates (other than the Class S certificates) (net of any excess interest, yield maintenance charges and prepayment premiums) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds allocated to the non-VRR certificates):

1.	Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class X-D, Class X-F, Class X-G and Class X-H certificates, in respect of interest, up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes.

2.	Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates: to the extent of funds available for distribution of principal, in reduction of the then-outstanding certificate balances of those classes, in the following priority:

(i) to the Class A-SB certificates until their certificate balance is reduced to the Class A-SB scheduled principal balance set forth in Annex G to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-SB in clause (i) above, then (iii) to the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-2 in clause (iii) above, (v) to the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-3 in clause (iv) above, then (vi) to the Class A-5 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-4 in clause (v) above, then (vii) to the Class A-SB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-5 in clause (vi) above.

However, if the certificate balances of each class of principal balance certificates other than the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those principal balance certificates, funds available for distributions of principal to the principal balance certificates will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates, pro rata, based on their respective certificate balances (and without regard to the Class A-SB scheduled principal balance).

3.	Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates: first, (i) up to an amount equal to, and pro rata based upon, the aggregate unreimbursed realized losses previously allocated to each such class, then (ii) interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions

(continued)

5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

7.	Class D certificates: (i) first, to interest on the Class D certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

8.	Class E certificates: (i) first, to interest on the Class E certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C and Class D certificates), to principal on the Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

9.	Class F certificates: (i) first, to interest on the Class F certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D and Class E certificates), to principal on the Class F certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class F certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

10.	Class G certificates: (i) first, to interest on the Class G certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E and Class F certificates), to principal on the Class G certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class G certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions

(continued)

11.	Class H certificates: (i) first, to interest on the Class H certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates), to principal on the Class H certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class H certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

Realized Losses	The certificate balances of the principal balance certificates and outstanding balance of the VRR Interest will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to each class of principal balance certificates or the VRR Interest, as applicable, on such Distribution Date. On each Distribution Date, the Non-VRR Percentage of any such loss realized on the mortgage loans will be applied to the principal balance certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class H certificates, then to the Class G certificates; then, to the Class F certificates; then, to the Class E certificates; then, to the Class D certificates; then, to the Class C certificates; then, to the Class B certificates; then, to the Class A-S certificates, and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates, based on their then current respective certificate balances.

The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the related Class X certificates resulting from allocations of losses realized on the mortgage loans.

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, the VRR Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed to the VRR Interest Owners. On each Distribution Date, the Non-VRR Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated, pro rata, between (i) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A and Class A-S certificates, (ii) the group (the “YM Group B”) of the Class X-B, Class B and Class C certificates, and (iii) the group (collectively with the YM Group A and the YM Group B, the “YM Groups”) of Class X-D, Class D and Class E certificates based upon the aggregate amount of principal distributed to the classes of principal balance certificates in each YM Group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the respective classes of certificates in such YM Group in the following manner: (A) each class of principal balance certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of principal balance certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the principal balance certificates in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) the portion of such yield maintenance charge allocated to such YM Group remaining after such distributions to the applicable class(es) of principal balance certificates, will be distributed to the class of Class X certificates in such YM Group. If there is more than one class of principal balance certificates in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates, the aggregate amount of such yield maintenance charges will be allocated among all such classes of principal balance certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the second sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D and Class E certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate described in the preceding sentence, the Base Interest Fraction will be one.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

and Yield Maintenance

Charges (continued)	If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-F, Class X-G, Class X-H, Class S or Class R certificates. Instead, after the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to mortgage loans allocated to the holders of the non-VRR certificates will be distributed pro rata to holders of the Class F, Class G and Class H certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.

Non-Serviced Loans	The One SoHo Square, HQ @ First, Watermark Tempe, The Domain, College Point and ExchangeRight Net Leased Portfolio #48 mortgage loans are referred to in this Term Sheet as “non-serviced loans”. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Whole Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan, and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan or serviced whole loan, as applicable, and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).

A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan) as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available to the VRR interest (to the extent of the VRR Percentage of the reduction in such P&I Advance), on the one hand, and to the most subordinate class of non-VRR certificates then-outstanding (i.e., to the Class H certificates, then, to the Class G certificates, then to the Class F certificates, then, to the Class E certificates, then, to the Class D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class X-D, Class X-F, Class X-G and Class X-H certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.

Neither (i) a Payment Accommodation with respect to any mortgage loan or serviced whole loan nor (ii) any default or delinquency that would have existed but for such Payment Accommodation will constitute an appraisal reduction event, for so long as the related borrower is complying with the terms of such Payment Accommodation.

A “Payment Accommodation” for any mortgage loan or serviced whole loan means the entering into of any temporary forbearance agreement as a result of the COVID-19 emergency (as reasonably determined by the special servicer in accordance with the servicing standard) relating to payment obligations or operating covenants under the related mortgage loan documents or the use of funds on deposit in any reserve account or escrow account for any purpose other than the explicit purpose described in the related mortgage loan documents, that in each case require full repayment of deferred payments, reserves and escrows within 21 months of the date of the first forbearance for such mortgage loan or serviced whole loan.

At any time an appraisal is ordered with respect to a property that would result in an appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than nine months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date (solely for the purposes of this calculation, if a mortgage loan with an anticipated repayment date is still an asset of the issuing entity and such right is being exercised after its respective anticipated repayment date, then such mortgage loan will be excluded from the then-aggregate principal balance of the pool of mortgage loans and from the aggregate principal balance of the mortgage loans as of the cut-off date), certain specified persons will have the option to purchase all of the remaining mortgage loans and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances and notional amounts of all certificates senior to the Class F certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates and the RR Interest, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates) and the RR Interest for the mortgage loans and each REO property remaining in the issuing entity.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Directing Holder /

Controlling Class

Representative	The “Directing Holder” will be with respect to any serviced mortgage loan and any related serviced companion loan, the Controlling Class Representative.

The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by a majority of the controlling class certificateholders (by certificate principal balance). The controlling class is the most subordinate class of the Class F, Class G and Class H certificates that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that LD III Holdco I, L.P. or its affiliate is expected to purchase the Class X-F, Class X-G, Class X-H, Class F, Class G, Class H and Class S certificates, and, on the Closing Date, is expected to appoint itself or its affiliate as the initial Controlling Class Representative.

Control/Consultation

Rights	The Directing Holder will have approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists. For so long as a Control Termination Event exists, but no Consultation Termination Event exists, the Directing Holder will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).

Generally, a “Control Termination Event” will occur with respect to any serviced mortgage loan and any related serviced companion loan, when the Class F certificates have an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is less than 25% of the initial certificate balance of that class of certificates.

So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan and any related serviced companion loan, and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced mortgage loan and any related serviced companion loan, subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.

Generally, a “Consultation Termination Event” will occur with respect to any serviced mortgage loan and any related serviced companion loan, when the Class F certificates have an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is less than 25% of the initial certificate balance of that class of certificates.

Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related co-lender agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Risk Retention

Consultation Parties	Each VRR Interest Owner will have the right to appoint a risk retention consultation party. Except with respect to an excluded loan as to such parties, each risk retention consultation party will be entitled to consult with the special servicer with respect to certain material servicing actions as described in the Preliminary Prospectus.

Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also referred to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the Benchmark 2021-B29 pooling and servicing agreement (referred to as the “Benchmark 2021-B29 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the Benchmark 2021-B29 PSA. See “Whole Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans (cont’d)

One SoHo Square	Note	Control	Original Balance	Note Holder
	A-1-S	Yes	$685,083	SOHO 2021-SOHO
	A-1-C-1	No	53,950,000	Benchmark 2021-B28
	A-1-C-2	No	75,000,000	WFB
	A-1-C-3	No	50,000,000	Benchmark 2021-B28
	A-1-C-4	No	50,000,000	Benchmark 2021-B29
	A-1-C-5	No	50,000,000	BCREI
	A-1-C-6	No	20,000,000	BCREI
	A-1-C-7	No	20,000,000	Benchmark 2021-B29
	A-1-C-8	No	2,353,868	Benchmark 2021-B29
	A-2-S	No	204,420	SOHO 2021-SOHO
	A-2-C-1	No	21,050,000	Benchmark 2021-B28
	A-2-C-2	No	20,000,000	Benchmark 2021-B29
	A-2-C-3	No	19,646,132	Benchmark 2021-B29
	A-2-C-4	No	16,000,000	DBRI
	A-2-C-5	No	10,000,000	Benchmark 2021-B28
	A-2-C-6	No	9,176,796	DBRI
	A-3-S	No	110,497	SOHO 2021-SOHO
	A-3-C-1	No	24,000,000	BMO
	A-3-C-2	No	16,000,000	BMO
	A-3-C-3	No	11,823,204	BMO
	B-1(1)	No	215,801,105	SOHO 2021-SOHO
	B-2(1)	No	64,392,265	SOHO 2021-SOHO
	B-3(1)	No	34,806,630	SOHO 2021-SOHO
Total			$785,000,000

(1)	Each note represents a subordinate companion loan.

HQ @ First	Note	Control	Original Balance	Note Holder
	A-1-S	Yes	$62,300,000	KREST 2021-CHIP
	A-2-S	No	26,700,000	KREST 2021-CHIP
	A-1-C1	No	60,000,000	Benchmark 2021-B29
	A-1-C2	No	38,700,000	Benchmark 2021-B29
	A-2-C1	No	22,300,000	Barclays
	A-2-C2	No	20,000,000	Barclays
	B-1-S(1)	No	124,600,000	KREST 2021-CHIP
	B-2-S(1)	No	53,400,000	KREST 2021-CHIP
Total			$408,000,000

(1)	Each note represents a subordinate companion loan.

The Domain	Note	Control	Original Balance	Note Holder
	A-1	Yes	$68,000,000	BANK 2021-BNK35
	A-2-1	No	50,000,000	MSC 2021-L6
	A-2-2	No	8,000,000	BANK 2021-BNK35
	A-3-1	No	50,000,000	Benchmark 2021-B29
	A-3-2	No	20,000,000	Benchmark 2021-B28
	A-3-3	No	14,000,000	Benchmark 2021-B29
Total			$210,000,000

2 Washington	Note	Control	Original Balance	Note Holder
	A-1	Yes	$50,000,000	Benchmark 2021-B29
	A-2	No	30,000,000	Benchmark 2021-B29
	A-3	No	25,000,000	Benchmark 2021-B28
	A-4	No	16,500,000	DBRI
	A-5	No	10,000,000	DBRI
Total			$131,500,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans (cont’d)

Watermark Tempe	Note	Control	Original Balance	Note Holder
	A-1	Yes	$32,500,000	Benchmark 2021-B29
	A-3	No	20,000,000	Benchmark 2021-B29
	A-4	No	15,000,000	Benchmark 2021-B29
	A-5	No	11,000,000	Benchmark 2021-B29
	A-6	No	10,000,000	Benchmark 2021-B29
	A-2	No	32,500,000	Benchmark 2021-B28
Total			$121,000,000

College Point	Note	Control	Original Balance	Note Holder
	A-1	Yes	$40,000,000	Benchmark 2021-B28
	A-2	No	30,000,000	Benchmark 2021-B29
Total			$70,000,000

ExchangeRight Net Leased Portfolio #48	Note	Control	Original Balance	Note Holder
	A-1	Yes	$27,000,000	Benchmark 2021-B28
	A-2	No	20,035,000	Benchmark 2021-B29
Total			$47,035,000

Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the Benchmark 2021-B29 PSA. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and the RR Interest Owners (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders and the RR Interest Owners (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure) in accordance with the Mortgage Loan documents or, in the event the Mortgage Loan documents are silent, by using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and

(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus and subject to the rights of the holder of any related Companion Loan under the related Co-Lender Agreement, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the special servicer, with or without cause, at any time.

If at any time a Control Termination Event is continuing, the holders of the principal balance certificates and the Class RR Certificates may generally replace the special servicer without cause, as described in this paragraph. The holders of at least 25% of the voting rights of the principal balance certificates and Class RR Certificates may request a vote to replace the special servicer (other than with respect to a non-serviced whole loan). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of principal balance certificates and/or the Class RR Certificates evidencing (a) at least 75% of a Quorum, or (b) more than 50% of the aggregate voting rights of each class of Non-Reduced Interests vote affirmatively to so replace the special servicer.

A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer described above or the asset representations reviewer described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) of all principal balance certificates and Class RR Certificates on an aggregate basis.

If, during the continuance of a Control Termination Event, the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of the special servicer would be in the best interest of the certificateholders and the RR Interest Owners as a collective whole, the operating advisor will be have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of voting rights evidencing at least a majority of a quorum (which, for this purpose is the holders that evidence at least 20% of the voting rights (taking into account the application of any appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates and Class RR Certificates on an aggregate basis).

If the special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the pooling and servicing agreement for this transaction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced companion loans certain fees resulting from modifications, extensions, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or the special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding certificate balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially serviced mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.

Operating Advisor	The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. During the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, the RR Interest Owners and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders, the RR Interest Owners and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution

Provisions	Each mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by such mortgage loan seller and such mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the related mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the related mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles such mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: For any hospitality property, average daily rate.

■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than six months prior (except for InCommercial Net Lease Portfolio #4 – Kohl’s Shelby (0.7%)) to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state a “prospective value upon stabilization”, “prospective market value at completion”, or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to a mortgage loan secured by the portfolio of mortgaged properties, the Appraised Value represents the “as-is” value for the portfolio of mortgaged properties as a collective whole, which may be higher than the aggregate of the “as-is” appraised value of the individual mortgaged properties. Unless otherwise indicated in the definition of “Cut-off Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus, the Cut-off Date LTV Ratio is calculated using the “as-is” Appraised Value. For purposes of calculating the Maturity Date/ARD LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date/ARD LTV Ratio.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“CBD”: Central business district.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties and multifamily properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■	“MSA”: Metropolitan statistical area.

■	“Non-Reduced Interests”: Each class of certificates (other than Class S, Class R or Class X certificates) that has an outstanding certificate balance, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties and multifamily properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■	“Soft Springing Hard Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.

■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2019.

■	“TTM”: Trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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One SOHO SQUARE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

One SOHO SQUARE

One SoHo Square
161 Avenue of the Americas and 233 Spring Street
New York, NY 10013
HUDSON SQUARE
SOHO
Hudson River
345 Hudson (Google)
550 Washington (Google)
1 Hudson Square
NYU Silver Towers
NYU Sports Center
NYU Washington Square Village
Washington Square Village 3 & 4
W Houston Street
Bleecker Street
W 3rd Street
Spring Street
Varick Street
Hudson Street
Broadway
Sixth Avenue
Holland Tunnel Exit
Holland Tunnel Entrance
St John's Park
Canal Park
SoHo Square
James Walker Park
New York Passport Agency
United Parcel Service
Chelsea Vocational High School
The Dominick
NYC Fire Museum
Hudson Park Library
St Luke's in the Fields
Church of Our Lady of Pompeii
Father Demo Square
Little Red Schoolhouse
St Anthony's School
St Anthony of Padua
The Museum of Interesting Things Secret Speakeasy
New York
MANHATTAN
UPPER WEST SIDE
UPPER EAST SIDE
Central Park
MIDTOWN
Times Square
United Nations
Empire State Building
Madison Square Garden
Hudson Yards
Metropolitan Museum of Art
Natural History Museum
Carnegie Hall
WEST NEW YORK
HOBOKEN
JERSEY CITY
QUEENS
ASTORIA
LONG ISLAND CITY
BROOKLYN
FINANCIAL DISTRICT
NYU
SOHO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

One SOHO SQUARE

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Sellers	GSMC, GACC
Location (City/State)	New York, New York		Cut-off Date Balance(2)	$112,000,000
Property Type	Office		Cut-off Date Balance per SF(1)	$597.29
Size (SF)	786,891		Percentage of Initial Pool Balance	9.99%
Total Occupancy as of 6/1/2021	92.5%		Number of Related Mortgage Loans	None
Owned Occupancy as of 6/1/2021	92.5%		Type of Security	Fee
Year Built / Latest Renovation	1904-1926 / 2016		Mortgage Rate	2.72466879%
Appraised Value	$1,350,000,000		Original Term to Maturity (Months)	84
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)	84

Underwritten Revenues	$83,142,799
Underwritten Expenses	$19,231,486		Escrows(3)
Underwritten Net Operating Income (NOI)	$63,911,313			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$63,328,788		Taxes	$0	Springing
Cut-off Date LTV Ratio(1)	34.8%		Insurance	$0	Springing
Maturity Date LTV Ratio(1)	34.8%		Replacement Reserve	$0	Springing
DSCR Based on Underwritten NOI / NCF(1)	4.92x / 4.88x		TI/LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(1)	13.6% / 13.5%

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan	$470,000,000	51.8%	Loan Payoff	$900,036,150	99.2%
Subordinate Loan	315,000,000	34.7	Closing Costs	7,272,952	0.8
Mezzanine Loan	120,000,000	13.2
Borrower Sponsor Cash Contribution	2,309,102	0.3
Total Sources	$907,309,102	100.0%	Total Uses	$907,309,102	100.0%

(1)	Calculated based on the aggregate outstanding balance of the One SoHo Square Senior Loan (as defined below) and excludes the One SoHo Square Subordinate Loan (as defined below) unless otherwise specified See “—The Mortgage Loan” below.

(2)	The Cut-off Date Balance of $112,000,000 represents the non-controlling notes A-1-C-4, A-1-C-7, A-1-C-8, A-2-C-2 and A-2-C-3, which are part of the One SoHo Square Whole Loan described below. See “—The Mortgage Loan” below.

(3)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “One SoHo Square Loan”) is part of a whole loan (the “One SoHo Square Whole Loan”) comprised of 20 senior pari passu promissory notes with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $470,000,000 (the “One SoHo Square Senior Loan”) and three pari passu subordinate notes with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $315,000,000 (the “One SoHo Square Subordinate Loan”). The One SoHo Square Whole Loan has an aggregate outstanding principal balance as of the Cut-off Date of $785,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in an office property located in the Hudson Square / Meatpacking District submarket in New York (the “One SoHo Square Property”). The One SoHo Square Loan (evidenced by the non-controlling notes A-1-C-4, A-1-C-7, A-1-C-8, A-2-C-2 and A-2-C-3), having an aggregate outstanding principal balance as of the Cut-off Date of $112,000,000, is being contributed to the Benchmark 2021-B29 transaction. The One SoHo Square Subordinate Loan will not be an asset of the Issuing Entity.

The One SoHo Square Whole Loan was co-originated by Goldman Sachs Bank USA (“GSBI”), DBR Investments Co. Limited (“DBRI”) and Bank of Montreal (“BMO”) on July 9, 2021. The One SoHo Square Whole Loan has an interest rate of 2.72466879% per annum. GSBI is contributing notes A-1-C-4, A-1-C-7 and A-1-C-8, in the aggregate outstanding principal balance of $72,353,868 as of the Cut-off Date and DBRI is contributing notes A-2-C-2 and A-2-C-3 in the aggregate outstanding principal balance of $39,646,132 as of the Cut-off Date. The borrower sponsor utilized the proceeds of the One SoHo Square Total Debt to refinance the One SoHo Square Property and pay origination costs.

The One SoHo Square Whole Loan had an initial term of 84 months and has a remaining term of 83 months as of the Cut-off Date. The One SoHo Square Whole Loan requires monthly payments of interest only for the entire term of the One SoHo Square Whole Loan. The stated maturity date is the due date in August 2028.

The One SoHo Square Whole Loan may be voluntarily prepaid in whole (but not in part) beginning on the payment date in March 2028 without the payment of any prepayment premium. In addition, the One SoHo Square Whole Loan may be defeased in whole (but not in part) at any time on or after the first payment date following the earlier of (i) July 9, 2024 and (ii) two years from the closing date of the securitization that includes the last note of the One SoHo Square Whole Loan to be securitized. Prepayment in whole or in part is permitted at any time, subject to yield maintenance for any payment prior to March 6, 2028.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

One SOHO SQUARE

The table below summarizes the promissory notes that comprise the One SoHo Square Whole Loan. The relationship between the holders of the One SoHo Square Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—One SoHo Square Whole Loan” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece

A-1-S	$685,083	$685,083	SOHO 2021-SOHO	Yes
A-1-C-1	53,950,000	53,950,000	Benchmark 2021-B28	No
A-1-C-2	75,000,000	75,000,000	WFB(1)	No
A-1-C-3	50,000,000	50,000,000	Benchmark 2021-B28	No
A-1-C-4	50,000,000	50,000,000	Benchmark 2021-B29	No
A-1-C-5	50,000,000	50,000,000	BCREI(2)	No
A-1-C-6	20,000,000	20,000,000	BCREI(2)	No
A-1-C-7	20,000,000	20,000,000	Benchmark 2021-B29	No
A-1-C-8	2,353,868	2,353,868	Benchmark 2021-B29	No
A-2-S	204,420	204,420	SOHO 2021-SOHO	No
A-2-C-1	21,050,000	21,050,000	Benchmark 2021-B28	No
A-2-C-2	20,000,000	20,000,000	Benchmark 2021-B29	No
A-2-C-3	19,646,132	19,646,132	Benchmark 2021-B29	No
A-2-C-4	16,000,000	16,000,000	DBRI(3)	No
A-2-C-5	10,000,000	10,000,000	Benchmark 2021-B28	No
A-2-C-6	9,176,796	9,176,796	DBRI(3)	No
A-3-S	110,497	110,497	SOHO 2021-SOHO	No
A-3-C-1	24,000,000	24,000,000	BMO(4)	No
A-3-C-2	16,000,000	16,000,000	BMO(4)	No
A-3-C-3	11,823,204	11,823,204	BMO(4)	No
Total Senior Notes	$470,000,000	$470,000,000
B-1	215,801,105	215,801,105	SOHO 2021-SOHO	No
B-2	64,392,265	64,392,265	SOHO 2021-SOHO	No
B-3	34,806,630	34,806,630	SOHO 2021-SOHO	No
Whole Loan	$785,000,000	$785,000,000

(1)	Held by Wells Fargo Bank, National Association (“WFB”) and expected to be contributed to one or more future securitization transactions.

(2)	Held by Barclays Capital Real Estate Inc. (“BCREI”) and expected to be contributed to one or more future securitization transactions.

(3)	Held by DBR Investments Co. Limited, an Exempted Company incorporated in the Cayman Islands (“DBRI”) and expected to be contributed to one or more future securitization transactions.

(4)	Held by Bank of Montreal (“BMO”) and expected to be contributed to one or more future securitization transactions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

One SOHO SQUARE

The capital structure for the One SoHo Square Total Debt is shown below:

One SoHo Square Total Debt Capital Structure

(1)	The interest rate on the One SoHo Square Whole Loan is 2.72466879%. The interest rate on the One SoHo Square Mezzanine Loan (as defined below) is 5.05000%. The weighted average interest rate on the One SoHo Square Total Debt is 3.03300000016575%. The “One SoHo Square Total Debt” means the aggregate principal balance of the One SoHo Square Whole Loan and the One SoHo Square Mezzanine Loan.

(2)	Based on the One SoHo Square Property square footage of 786,891 SF.

(3)	Based on the “as-is” appraised value of $1,350,000,000.

(4)	Cumulative UW NOI / NCF Debt Yield and Cumulative UW NOI / NCF DSCR are calculated based on an UW NOI and UW NCF of $63,911,313 and $63,328,788, respectively.

(5)	The One SoHo Square Mezzanine Loan was funded by Goldman Sachs Bank USA, DBR Investments Co. Limited and Bank of Montreal.

(6)	Based on the “as-is” appraised value of $1,350,000,000, the implied Borrower Sponsor Equity contributed to the One SoHo Square Property is $445,000,000.

■	The Mortgaged Property. The One SoHo Square Property is a 786,891 SF, Class A, office property located in New York, New York that was designed by the architecture firm Gensler. The One SoHo Square Property is situated in the Hudson Square / Meatpacking District submarket on the northwest corner of 6th Avenue and Spring Street. The One SoHo Square Property features multiple amenities, including roof decks with panoramic views, building management systems, destination dispatch elevators, 24/7 attended lobby with exclusive key card access, a bike room, a message center, and an online tenant service request system. The One SoHo Square Property serves as the corporate headquarters for Flatiron Health, MAC, Warby Parker, Glossier and Double Verify (through November 2023, at which time Flatiron Health is expected take this space through February 2031 as further described below) which together occupy 59.2% of the GLA.

As of June 1, 2021, the One SoHo Square Property was 92.5% leased to 14 tenants.

The largest tenant, Flatiron Health (“Flatiron”) (223,402 SF; 28.4% of GLA; 29.0% of underwritten base rent; Moody’s/S&P/Fitch: Aa3/AA/AA) is an oncology-focused electronic health records company that seeks to accelerate cancer research and improve the quality of care for cancer patients. Founded in 2012, Flatiron Health partners with hundreds of cancer centers and developers of oncology therapeutics to facilitate the collection of patient data for research and development purposes to accelerate and impact treatment worldwide. Flatiron’s

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

One SOHO SQUARE

lease at the One SoHo Square Property commenced in June 2018 and expires in February 2031. Flatiron’s lease has two, five-year extension options.

The second largest tenant, Aetna (106,350 SF; 13.5% of GLA; 14.9% of underwritten base rent; Moody’s/S&P/Fitch: Baa2/BBB/NR) provides health insurance, as well as dental, vision and other plans to individuals, families and employers. Founded in 1853 in Hartford, Connecticut, Aetna offers: (i) a range of insurance and employee benefits products, (ii) programs and services that help control rising costs while striving to improve the quality of healthcare and (iii) tools and information to help people make better-informed decisions about their healthcare and financial well-being. Aetna’s lease at the One SoHo Square Property commenced in August 2018 and expires in July 2029. Aetna’s lease has two, one-year or five-year extension options.

The third largest tenant, MAC (88,699 SF; 11.3% of GLA; 13.1% of underwritten base rent; Moody’s/S&P/Fitch: A1/A+/NR) which stands for Make-Up Art Cosmetics (“MAC”), is a makeup and cosmetic supplier. Founded in 1984 in Toronto, Canada by photographer Frank Toskan and salon owner Frank Angelo, MAC is now sold in more than 120 countries around the globe and offers more than 50 collections each year. MAC’s lease at the One SoHo Square Property commenced in November 2017 and expires in March 2034. MAC’s lease has two, five-year extension options.

COVID-19 Update. As of September 6, 2021, the One SoHo Square Whole Loan is not subject to any forbearance, modification or debt service relief request. As of September 6, 2021, the borrower sponsor has reported that 100% of the expected July and August 2021 rent payments were received. The September debt service payment was made.

The following table presents certain information relating to the tenants at the One SoHo Square Property:

Ten Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (MIS/S&P/Fitch)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Flatiron Health(4)(5)	Aa3 / AA / AA	223,402	28.4%	$19,473,782	29.0%	$87.17	2/28/2031	2, 5-year options
Aetna	Baa2 / BBB / NR	106,350	13.5	9,972,297	14.9	$93.77	7/31/2029	Various(6)
MAC	A1 / A+ / NR	88,699	11.3	8,784,122	13.1	$99.03	3/31/2034	2, 5-year options
Juul Labs(7)	NR / NR / NR	54,068	6.9	6,927,707	10.3	$128.13	5/31/2032	2, 5-year options
Warby Parker	NR / NR / NR	83,286	10.6	6,302,878	9.4	$75.68	1/31/2025	1, 5-year option
Glossier	NR / NR / NR	39,637	5.0	3,493,168	5.2	$88.13	4/30/2028	1, 5-year option
Double Verify(8)	NR / NR / NR	30,668	3.9	2,680,371	4.0	$87.40	2/28/2031	None
Trader Joe's	NR / NR / NR	26,126	3.3	2,500,000	3.7	$95.69	5/31/2033	3, 5-year options
Managed By Q(9)	NR / NR / NR	27,334	3.5	2,365,080	3.5	$86.53	6/30/2028	None
Aveda	A1 / A+ / NR	20,194	2.6	1,827,980	2.7	$90.52	5/31/2025	1, 5-year option
Ten Largest Tenants		699,764	88.9%	$64,327,385	95.8%	$91.93
Remaining Tenants		28,208	3.6	2,812,852	4.2	$99.72
Vacant Space		58,919	7.5	0	0.0	$0.00
Total / Wtd. Avg. All Owned Tenants		786,891	100.0%	$67,140,237	100.0%	$92.23

(1)	Calculated based on the approximate square footage occupied by each tenant.

(2)	Certain ratings are those of the parent entity whether or not the parent entity guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF are based on the underwritten rent roll dated June 1, 2021 with rent steps through August 31, 2022.

(4)	Flatiron Health receives an abatement of 87.71% for the months of March 2027 through March 2028. Does not include space that has been pre-leased to Flatiron Health (35,523 SF), which is currently occupied by Double Verify (see footnote (8) below) and another tenant.

(5)	Flatiron Health originally put up approximately 111,000 SF (approximately 49%) of its leased space for sublease during the COVID-19 pandemic. The tenant currently has approximately 40,890 SF (approximately 17.9%) of its leased space up for sublease, of which 30,668 SF has been subleased to Petal for three years at approximately 35% of Flatiron Health’s contractual rent. We cannot assure you that Flatiron Health will be able to sublease its remaining space or continue paying rent.

(6)	Aetna has (i) one, 1-year renewal option at 120% of the fixed rent payable immediately preceding the renewal with 12 months' notice or (ii) one, five-year renewal option at FMR with 15 months' notice. If Aetna exercises the five-year renewal option, Aetna will subsequently have either (i) one, one-year renewal option at 120% of the fixed rent payable immediately preceding the renewal with 12 months' notice or (ii) one, five-year renewal option at FMR with 15 months' notice.

(7)	Juul Labs has yet to take occupancy of its space but continues to pay its current rent. This space is presently on the market for sublease. We cannot assure you that this space will be subleased or that Juul Labs will continue to pay rent.

(8)	Suite 4 is presently leased to Double Verify through November 30, 2023. Flatiron Health has executed a lease for this space commencing on March 1, 2024. UW Base Rent depicts Double Verify’s base rent through November 2023 and Flatiron Health’s rent thereafter. Flatiron Health receives an abatement on this suite of 91.28% for the months of March 2027 through September 2027 and 58.1% for the month of October 2027.

(9)	Additional credit enhancement in the form of a parent company guaranty from WeWork, a letter of credit in the amount of one year of rent and a prohibition on using the space for co-working.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

One SOHO SQUARE

The following table presents certain information relating to the lease rollover schedule at the One SoHo Square Property:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023(4)	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	103,480	13.2	13.2%	8,130,858	12.1	$78.57	2
2026	4,855	0.6	13.8%	89,652	0.1	$18.47	1
2027	0	0.0	13.8%	0	0.0	$0.00	0
2028	66,971	8.5	22.3%	5,858,247	8.7	$87.47	2
2029	106,350	13.5	35.8%	9,972,297	14.9	$93.77	1
2030	0	0.0	35.8%	0	0.0	$0.00	0
2031	254,862	32.4	68.2%	22,332,354	33.3	$87.63	3
2032 & Thereafter	191,454	24.3	92.5%	20,756,829	30.9	$108.42	5
Vacant	58,919	7.5	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	786,891	100.0%		$67,140,237	100.0%	$92.23	14

(1)	Calculated based on the approximate square footage occupied by each tenant.

(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF are based on the underwritten rent roll dated June 1, 2021 with rent steps through August 31, 2022.

(4)	Double Verify’s lease expires in November 2023. Flatiron Health has pre-leased the space subsequent to Double Verify’s lease expiration. Flatiron Health is anticipated to take occupancy of the space in March 2024 until its lease expiration in February 2031 coterminous with the other Flatiron Health spaces. Base Rent represents the term of the Double Verify Lease. The Lease Expiration represents the lease expiration of Flatiron Health.

The following table presents certain information relating to historical occupancy at the One SoHo Square Property:

Historical Leased %(1)

As of 6/1/2021(2)
92.5%

(1)	Historical occupancies are not presented as the One SoHo Square Property was undergoing lease up.

(2)	Based on the underwritten rent roll dated June 1, 2021.

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the One SoHo Square Property:

Cash Flow Analysis(1)

	2019	2020	TTM 4/30/2021	Underwritten(2)	Underwritten $ per SF
Base Rent(3)	$53,253,724	$63,763,493	$65,746,242	$67,140,237	$85.32
Contractual Rent Steps(4)	0	0	0	5,035,662	6.40
Vacant Income	0	0	0	3,588,186	4.56
Reimbursements	2,129,581	2,664,812	2,973,859	10,451,209	13.28
Vacancy & Credit Loss	(16,604,337)	(5,059,796)	(2,158,794)	(3,588,186)	(4.56)
Other Income(5)	665,493	545,417	410,353	515,692	0.66
Effective Gross Revenue	$39,444,461	$61,913,927	$66,971,660	$83,142,799	$105.66
Total Operating Expenses	14,448,761	14,956,452	15,563,367	19,231,486	24.44
Net Operating Income	$24,995,700	$46,957,475	$51,408,293	$63,911,313	$81.22
TI/LC	0	0	0	566,788	0.72
Capital Expenditures	0	0	0	15,738	0.02
Net Cash Flow	$24,995,700	$46,957,475	$51,408,293	$63,328,788	$80.48

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The increase from the TTM 4/30/2021 NOI to Underwritten Net Operating Income is primarily attributable to the inclusion of the present value of contractual rent step increments over the remainder of the investment-grade tenants’ lease terms ($5,035,662), as well as incremental expense reimbursements to account for adjusted real estate taxes ($5,573,438).

(3)	Underwritten Base Rent is based on the in-place rent roll as of June 1, 2021.

(4)	Underwritten Contractual Rent Steps reflects the present value of contractual rent steps from credit tenants and are taken through the remainder investment-grade tenants’ lease terms.

(5)	Underwritten Other Income includes a Vertical Decommission Revenue Adjustment of $115,232.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

One SOHO SQUARE

■	Appraisal. According to the appraisal, the One SoHo Square Property had an “as-is” appraised value of $1,350,000,000 as of June 10, 2021.

■	Environmental Matters. According to the Phase I environmental report dated June 18, 2021, there are no recognized environmental conditions or recommendations for further action at the One SoHo Square Property.

■	Market Overview and Competition. The One SoHo Square Property is located within the New York City-Jersey City-White Plains metropolitan area and is part of the Hudson Square/Meatpacking Office submarket. The One SoHo Square Property benefits from the area’s mass transit infrastructure that connects Manhattan to the outer boroughs and the surrounding suburbs in the tri-state area. Air transportation is available via JFK International Airport, Newark Liberty International Airport, and LaGuardia Airport, all of which are in close proximity to the One SoHo Square Property. Further, Penn Station and Grand Central are located in New York City, offering railroad access to Long Island, New York state, Connecticut, and New Jersey. The New York City metropolitan area has a diverse economy, with major employers including JP Morgan Chase & Co., Bank of America, New York-Presbyterian Healthcare System, Macy’s, Verizon Communications, PWC, Delta Air Lines Inc., and Time Warner Inc.

As of the first quarter of 2021, the Midtown South Office Market had approximately 3.4 million SF under construction with an overall vacancy rate of 17.5% and average asking rents of $76.60 per SF. As of the first quarter of 2021, the Hudson Square/Meatpacking Office submarket had approximately 988,866 SF under construction with an overall vacancy rate of 6.4% and average asking rents of $79.55 per SF.

The appraisal identified seven directly competitive office comparables. Comparable buildings were built between 1910 and 1987 and range in size from 236,512 SF to 2,921,914 SF. Average asking rents ranged from $85.00 to $90.00 per SF.

The following table presents certain information relating to the sales comparables for the One SoHo Square Property:

Sales Comparables(1)

	Property Name	RSF	Year Built / Renovated	Occupancy	Sale Date	Price	Price per SF	Cap Rate	Adjusted Price PSF
1	635-641 Avenue of the Americas	267,000	1902 / 2015	84.0%	Jun-2021	$325,000,000	$1,217	5.36%	$1,339
2	546 Broadway	93,600	1900	100.0%	Jun-2021	$160,000,000	$1,709	6.17%	$1,197
3	125 West End Avenue	399,309	1929	0.0%	Mar-2021	$597,015,923	$1,495	4.58%	$1,719
4	410 Tenth Avenue	634,359	1927 / 2021	98.0%	Dec-2020	$952,840,000	$1,502	4.30%	$1,577
5	One Madison Avenue	1,392,565	1932 / 2023	0.0%	May-2020	$2,300,000,000	$1,652	4.30%	$1,817
6	424 Fifth Avenue	680,493	1929 / 2020	100.0%	Mar-2020	$1,289,501,065	$1,895	5.21%	$1,710
7	450 West 15th Street	320,789	1928 / 2012	94.0%	May-2019	$600,000,000	$1,870	3.30%	$1,688
8	330 Hudson Street	467,905	1910 / 2013	100.0%	Feb-2018	$385,000,000	$823	4.54%	$1,214
Weighted Average / Total		532,003		56.1%		$1,268,227,178	$1,553	4.53%	$1,635
	One SoHo Square	786,891	1904-1926 / 2016	92.5%		$1,350,000,000	$1,716	4.25%	$1,716

(1)	Source: Appraisal.

(2)	The One SoHo Square Property’s Price and Price per SF are based on the “as-is” appraised value. The One SoHo Square Property’s Occupancy and RSF is based on in-place rent roll as of June 2021 with rent steps through August 31, 2022.

■	The Borrowers. The borrowers are SOHO AOA Owner, LLC, OSS 2016 LLC and 2016 SOHO LLC, each a Delaware limited liability company, as tenants-in-common. The borrowers are structured to be single purpose bankruptcy-remote entities, having at least two independent directors in their organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the One SoHo Square Whole Loan. The borrower sponsor is comprised of entities controlled by the trustees of the Amended and Restated 2013 LG Revocable Trust (d/b/a Stellar Management) and the non-recourse carveout guarantor is The Gluck Family Trust. Stellar Management (“Stellar”) was founded in 1985 by Laurence Gluck, formerly a partner at New York real estate law firm Dreyer & Traub and a former member of the executive committee of the Real Estate Board of New York. Stellar owns and manages over 12,000 apartments, over two million SF of office

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

One SOHO SQUARE

space and 1.3 million SF of retail space. Notable New York City projects, past and present, include 14 Wall Street, The Milk Building, 522 Fifth Avenue, 220 Fifth Avenue, Otto Greenpoint, The Windermere, Embassy House, Columbus Square and Independence Plaza. Since its inception, Stellar has partnered with a number of institutions and has been a fiduciary to investors on over 150 transactions. Stellar employs over 700 people.

■	Escrows. At loan origination, in lieu of funding an unfunded obligations reserve, the guarantor also provided a guaranty of certain unfunded obligations including tenant improvements and leasing commissions in an amount equal to $3,142,373.13.

Tax Reserve - The borrowers are required to deposit into a real estate tax reserve, on a monthly basis during the continuance of a One SoHo Cash Sweep Period (as defined below), 1/12 of the reasonably estimated annual real estate taxes.

Insurance Reserve - The borrowers are required to deposit into an insurance reserve, on a monthly basis during the continuance of a One SoHo Square Cash Sweep Period, 1/12 of reasonably estimated insurance premiums unless the borrower maintains a blanket policy in accordance with the One SoHo Square Whole Loan documents.

Replacement Reserve - The borrowers are required to deposit into a replacement reserve during the continuance of a One SoHo Square Cash Sweep Period, an amount equal to the lesser of (i) $13,197 and (ii) the amount that would cause the replacement reserve account to contain $150,000.

TI/LC Reserve - The borrowers are required to deposit into a rollover reserve during the continuance of a One SoHo Square Cash Sweep Period, an amount equal to the lesser of (i) $65,984 and (ii) the amount that would cause the tenant improvement and leasing commission reserve account to contain $1.5 million.

■	Lockbox and Cash Management. The One SoHo Square Whole Loan is structured with a hard lockbox and springing cash management. The borrowers were required to direct each tenant to remit all rents directly to a lender-controlled lockbox account. In addition, the borrowers are required to cause all cash revenues relating to the One SoHo Square Property and all other money received by the borrowers or the property manager with respect to the One SoHo Square Property (other than tenant security deposits) to be deposited into the lockbox account or a lender-controlled cash management account within one business day of receipt. On each business day during the continuance of a One SoHo Square Cash Sweep Period or event of default under the One SoHo Square Whole Loan, all amounts in the lockbox account are required to be remitted to the cash management account. On each business day that no One SoHo Square Cash Sweep Period or event of default under the One SoHo Square Whole Loan is continuing, all amounts in the lockbox account are required to be remitted to a borrower-controlled operating account.

On each due date during the continuance of a One SoHo Square Cash Sweep Period or an event of default under the One SoHo Square Whole Loan, all funds on deposit in the cash management account after payment of debt service on the One SoHo Square Whole Loan (and the One SoHo Square Mezzanine Loan provided that an event of default is not continuing), required reserves and budgeted operating expenses are required to be deposited into an excess cash flow reserve account as additional collateral for the One SoHo Square Whole Loan.

A “One SoHo Square Cash Sweep Period” means each period commencing upon (1) an event of default under the One SoHo Square Whole Loan documents and concluding upon a cure of such event of default, (2) an event of default under the One SoHo Square Mezzanine Loan (as defined below) and concluding upon a cure or waiver of such event of default, (3) the debt yield on the One SoHo Square Total Debt (as calculated under the related loan documents), as determined as of the last day of any two consecutive fiscal quarters, is less than 5.00% (a “One SoHo Square Debt Yield Trigger”), and concluding when the debt yield, determined as of the last day of each of two consecutive fiscal quarters thereafter, on the One SoHo Square Total Debt exceeds 5.00%, and (4) a failure to deliver annual, quarterly or monthly financial reports as and when required under the related loan documents and concluding when such reports are delivered and indicate that no other One SoHo Square Cash Sweep Period is continuing. Notwithstanding the foregoing, if a One SoHo Square Cash Sweep Period is in effect or would be in effect solely as a result of a One SoHo Square Debt Yield Trigger, the borrowers may avoid the commencement of or terminate the continuance of a One SoHo Square Cash Sweep Period by either (x) prepaying (or partially defeasing) a portion of the One SoHo Square Whole Loan and/or One SoHo Square Mezzanine Loan, such that the resulting debt yield exceeds 5.0%, or (y) delivering to the lender, as additional collateral (the “One SoHo Square Debt Yield Collateral”), a letter of credit or cash equivalents satisfactory to the lender in an amount (the “One SoHo Square Debt Yield Cure Amount”) that, when subtracted from the sum of

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

One SOHO SQUARE

the then outstanding principal balance of the One SoHo Square Whole Loan and the One SoHo Square Mezzanine Loan would result in a debt yield that exceeds 5.0%. Thereafter, if the One SoHo Square Debt Yield Cure Amount as of the last day of any fiscal quarter exceeds the aggregate amount of the One SoHo Square Debt Yield Collateral held by the lender, then a One SoHo Square Cash Sweep Period will commence unless the borrowers prepay (or partially defease) a portion of the One SoHo Square Whole Loan and/or One SoHo Square Mezzanine Loan, such that the resulting debt yield exceeds 5.0% or increases the amount of the One SoHo Square Debt Yield Collateral to the then-current One SoHo Square Debt Yield Cure Amount.

■	Property Management. The One SoHo Square Property is self-managed by MEL Management Corp. (d/b/a Stellar Management), a New York corporation that is an affiliate of the borrowers.

■	Current Mezzanine or Subordinate Indebtedness. Concurrently with the funding of the One SoHo Square Whole Loan, the lender (in such capacity, the “Mezzanine Lender”) also funded a mezzanine loan in the amount of $120.0 million (the “One SoHo Square Mezzanine Loan”, and together with the One SoHo Square Whole Loan, the “One SoHo Square Total Debt”). The One SoHo Square Mezzanine Loan is secured by the pledge of the direct equity interest in the borrowers and is coterminous with the One SoHo Square Whole Loan. The One SoHo Square Mezzanine Loan accrues interest at a rate of 5.05000% per annum. The rights of the Mezzanine Lender under the One SoHo Square Mezzanine Loan are further described under “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

■	Permitted Future Mezzanine or Subordinate Secured Indebtedness. The related loan documents permit future mezzanine financing, subject to satisfaction of certain conditions, including among others, such mezzanine debt (i) is not in excess of $90.5 million, (ii) is subordinate to the One SoHo Square Mezzanine Loan, (iii) is obtained any time after July 9, 2023, (iv) is provided by a qualified lender (as defined in the loan documents), (v) is subject to an intercreditor agreement reasonably acceptable to the lender, (vi) is either coterminous with the One SoHo Square Whole Loan or freely pre-payable without premium or penalty from and after the related One SoHo Square Whole Loan maturity date, (vii) as of the date of its incurrence, does not cause the DSCR of the One SoHo Square Total Debt, to be less than 2.22x or the debt yield of the One SoHo Square Total Debt to be less than 6.82%, (viii) as of the date of its incurrence, does not cause the aggregate loan-to-value ratio of the One SoHo Square Whole Loan, the One SoHo Square Mezzanine Loan and such additional mezzanine loan, based on an updated appraisal of the One SoHo Square Property, to be greater than 67.0%, (ix) delivery of a rating agency confirmation and (x) if the mezzanine debt bears a floating rate of interest, execution of an interest rate cap agreement from a counterparty reasonably acceptable to the lender. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the One SoHo Square Property, as well as 24 months of rental loss and/or business income interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA or a subsequent statute is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HQ @ FIRST

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HQ @ FIRST

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HQ @ FIRST

MAP © 2021 CARTIFACT
DATA © OSM CONTRIBUTORS
120 Holger Way
130 Holger Way
110 Holger Way
95 Headquarters Drive
237
N FIRST ST
TASMAN DR
Office
Retail
Hotel
Cultural
Institutional
Prominent Residential
Residential
San Francisco
Oakland
Berkeley
San Ramon
Pleasanton
Union City
Fremont
Milpitas
Palo Alto
Santa Clara
San Jose
Cupertino
San Mateo
Pacific Ocean

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HQ @ FIRST

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	JPMCB
Location (City/State)	San Jose, California		Cut-off Date Balance(2)	$98,700,000
Property Type	Office		Cut-off Date Balance per SF(1)	$381.01
Size (SF)	603,666		Percentage of Initial Pool Balance	8.8%
Total Occupancy as of 9/1/2021	100.0%		Number of Related Mortgage Loans	None
Owned Occupancy as of 9/1/2021	100.0%		Type of Security	Fee
Year Built / Latest Renovation	2010 / 2018		Mortgage Rate(3)	2.97000%
Appraised Value	$538,000,000		Original Term to Maturity (Months)(3)	120
			Original Amortization Term (Months)(3)	NAP
			Original Interest Only Period (Months)(3)	120

Underwritten Revenues	$38,884,221
Underwritten Expenses	$10,300,095		Escrows(4)
Underwritten Net Operating Income (NOI)	$28,584,126			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$28,463,393		Taxes	$0	Springing
Cut-off Date LTV Ratio(1)	42.8%		Insurance	$0	Springing
Maturity Date LTV Ratio(1)	42.8%		Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	4.13x / 4.11x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	12.4% / 12.4%		Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$408,000,000	75.0%	Purchase Price	$535,000,000	98.3%
Borrower Sponsor Cash Contribution	136,341,719	25.0	Closing Costs	9,341,719	1.7
Total Sources	$544,341,719	100.0%	Total Uses	$544,341,719	100.0%

(1)	The HQ @ First Loan (as defined below) is part of the HQ @ First Whole Loan (as defined below) with an original principal balance of $408,000,000. The Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NOI, DSCR Based on Underwritten NCF, Debt Yield Based on Underwritten NOI, Debt Yield Based on Underwritten NCF and Cut-off Date Balance per SF numbers presented above are based on the HQ @ First Senior Loan (as defined below). The Cut-off Date Balance per SF, Debt Yield Based on Underwritten NOI, Debt Yield Based on Underwritten NCF, DSCR Based on Underwritten NOI, DSCR Based on Underwritten NCF, Cut-off Date LTV Ratio and Maturity Date LTV Ratio based upon the HQ @ First Whole Loan are approximately $676, 7.0%, 7.0%, 2.33x, 2.32x, 75.8% and 75.8%, respectively.
(2)	The Cut-off Date Balance of $98,700,000 represents the non-controlling notes A-1-C1 and A-1-C2, which are part of the HQ @ First Whole Loan consisting of six pari passu senior promissory notes with an aggregate original principal balance of $230,000,000 and two pari passu subordinate promissory notes with an aggregate original principal balance of $178,000,000.
(3)	The HQ @ First Whole Loan has an anticipated repayment date (the “ARD”), of August 1, 2031, and a final maturity date of November 1, 2034, and requires interest only payments on each due date up to but not including the ARD. From and after the ARD, interest will accrue on the outstanding principal amount of the HQ @ First Whole Loan at 5.97000%.
(4)	See “—Escrows” below.

■	The Mortgage Loan. The HQ @ First mortgage loan (the “HQ @ First Loan”) is part of a whole loan (the “HQ @ First Whole Loan”) that is evidenced by six pari passu senior promissory notes with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $230,000,000 (collectively, the “HQ @ First Senior Loan”) and two pari passu subordinate promissory notes in the aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $178,000,000 (collectively, the “HQ @ First Subordinate Companion Loans”). The HQ @ First Whole Loan is secured by the borrower’s first priority fee interest in a Class A office complex located in San Jose, California (the “HQ @ First Property”). The HQ @ First Loan is comprised of the non-controlling notes A-1-C1 and A-1-C2, which have an aggregate original principal balance and aggregate outstanding principal balance as of the Cut-off Date of $98,700,000, representing approximately 8.8% of the Initial Pool Balance.

The HQ @ First Whole Loan was co-originated by JPMorgan Chase Bank, National Association (“JPMCB”) and Barclays Capital Real Estate Inc. (“Barclays”) on July 30, 2021. The HQ @ First Whole Loan has an initial interest rate of 2.97000% per annum (the “Initial Interest Rate”). The borrower utilized the proceeds of the HQ @ First Whole Loan to acquire the HQ @ First Property and pay closing costs.

The HQ @ First Whole Loan has a term of 120 months, with 119 months remaining as of the Cut-off Date. The HQ @ First Whole Loan requires interest only payments on each due date up to but not including the ARD. From and after the ARD, (i) interest will accrue on the outstanding principal amount of the HQ @ First Whole Loan at 5.97000% (the “Adjusted Interest Rate”), compounded monthly, but the borrower will be required to continue to make payments of interest in an amount equal to the interest accrued at the Initial Interest Rate, with the difference between interest accrued at the Adjusted Interest Rate and interest accrued at the Initial Interest Rate being deferred and paid at maturity (such deferred amount, “Accrued Interest”); and (ii) excess cash flow will be applied first to the outstanding principal amount of the HQ @ First Whole Loan until the amount thereof has been reduced to $0, then to Accrued Interest until the amount thereof has been reduced to $0. On or after the monthly payment date in September 2023, the HQ @ First Whole Loan may be voluntarily prepaid, in whole (but not in part), with a prepayment fee equal to the greater of a yield maintenance premium amount or 1.0% of the unpaid principal balance of the HQ @ First Whole Loan as of the prepayment date. On or after the monthly payment date

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HQ @ FIRST

in February 2031, the HQ @ First Whole Loan may be voluntarily prepaid in whole (but not in part) without penalty.

The table below summarizes the promissory notes that comprise the HQ @ First Whole Loan. The relationship between the holders of the HQ @ First Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—The HQ @ First Whole Loan” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Anticipated Note Holder	Controlling Piece
A-1-S, A-2-S	$89,000,000	$89,000,000	KREST 2021-CHIP	Yes(1)
A-1-C1, A-1-C2	98,700,000	98,700,000	Benchmark 2021-B29	No
A-2-C1, A-2-C2	42,300,000	42,300,000	Barclays(2)	No
Total Senior Notes	$230,000,000	$230,000,000
B-1-S, B-2-S	178,000,000	178,000,000	KREST 2021-CHIP	Yes(1)
Total (Whole Loan)	$408,000,000	$408,000,000

(1)	Pursuant to the related co-lender agreement, the controlling holder is the KREST 2021-CHIP trust. See “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—The HQ @ First Whole Loan” in the Preliminary Prospectus.
(2)	The related notes are currently held by the Anticipated Note Holder identified in the table above and are expected to be contributed to one or more future securitization transactions.

The capital structure for the HQ @ First Whole Loan is shown below:

HQ @ First Total Debt Capital Structure

(1)	The HQ @ First Whole Loan initial interest rate is 2.97000% per annum.
(2)	Based on 603,666 SF of net rentable area.
(3)	Based on the Appraised Value of $538 million.
(4)	Cumulative UW NOI Debt Yield, Cumulative UW NCF Debt Yield, Cumulative UW NOI DSCR and Cumulative UW NCF DSCR are calculated based on an UW NOI and UW NCF of $28,584,126 and $28,463,393, respectively. See “Cash Flow Analysis” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HQ @ FIRST

■	The Mortgaged Property. The HQ @ First Property is a 603,666 square foot (“SF”), LEED Gold office complex and parking garage located in San Jose, California. The HQ @ First Property also contains areas built out for a data center and research/lab space. Built in 2010, the HQ @ First Property includes high ceiling heights spanning 13.5 to 15 feet, an on-site solar farm and a panoramic window system providing natural light and San Francisco Bay and Silicon Valley hill views. Amenities at the HQ @ First Property include 1,863 parking spaces (approximately 3.1 per 1,000 SF), a 110-seat theatre, a 300+ seat cafeteria, conference rooms, a 2,000 server rack data center, a fully functioning solar farm that provides enough electricity to completely power the 120 Holger Way property, and a fully equipped fitness center with locker rooms and a basketball court. The 110 Holger Way property houses the HQ @ First Property’s data center and research/lab space.

The HQ @ First Property is 100% leased to Micron Technology, Inc. (603,666 SF, 100.0% of GLA, 100.0% of underwritten base rent). Micron Technology, Inc. (Fitch/Moody’s/S&P: BBB-/Baa3/NR) (NYSE: MU) (“Micron”) a Fortune 500 Company that is the fourth largest semiconductor company in the world with revenues of approximately $7.4 billion in the third fiscal quarter of 2021 and a market capitalization of approximately $85.9 billion as of July 26, 2021. Micron currently has over 40,000 employees across 17 countries with 13 manufacturing sites globally. Micron has 12 core products across memory, storage, and advanced data solutions protected by over 44,000 patents and has numerous other patents currently pending.

In 2018, Micron executed a 16-year lease for 100% of the HQ @ First Property and utilizes the space as its Silicon Valley headquarters. The HQ @ First Property houses critical engineering functions and serves as Micron’s meeting place between customers and engineers in and around Silicon Valley. Over the last 10 years, Micron’s workforce has grown by approximately 54.0%. Micron leased the HQ @ First Property in anticipation of additional growth over time. Prior to the onset of the COVID-19 pandemic, Micron subleased 172,405 SF (28.6% of GLA) to Zscaler, Inc. through September 2026 at a rent 4.6% above Micron’s rent. The subtenant, Zscaler, Inc. (“Zscaler”) (NASDAQ: ZS) is a publicly traded cloud computing company that reported $476.0 million of revenue for the nine month period ending April 30, 2021 and a market capitalization of approximately $32.1 billion as of July 26, 2021. Zscaler uses a portion of the 120 Holger Way property as its headquarters.

The HQ @ First Whole Loan is secured, in part, by the borrower’s fee interest in a parking garage that is subject to a condominium regime consisting of two condominium units. The unit consisting of the parking garage is owned by the borrower, and the other unit is owned by an unaffiliated third party. The related condominium declaration provides that the condominium regime has two directors of the condominium association consisting of a managing director and a non-managing director. The managing director is appointed by the borrower and is authorized to act on the association’s behalf generally without authorization of the non-managing director. See “Description of the Mortgage Pool—Condominium Interests and Other Shared Interests” in the Preliminary Prospectus for additional information.

The following table presents certain information relating to the major tenant at the HQ @ First Property:

Tenant Name	Property	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA (SF)	% of Owned GLA	UW Base Rent(1)(3)(4)	% of Total UW Base Rent(1)(3)(4)	UW Base Rent $ per SF(1)(3)(4)	Lease Expiration(5)
Micron	110 Holger Way	BBB-/Baa3/NR	140,043	23.2%	$5,794,979	23.2%	$41.38	12/31/2034
Micron(6)	120 Holger Way	BBB-/Baa3/NR	227,583	37.7%	9,417,385	37.7%	$41.38	12/31/2034
Micron	130 Holger Way	BBB-/Baa3/NR	236,040	39.1%	9,767,335	39.1%	$41.38	12/31/2034
Totals / Wtd. Avg. All Owned Tenants			603,666	100.0%	$24,979,699	100.0%	$41.38

(1)	UW Base Rent, UW Base Rent $ per SF and % of Total UW Base Rent are based on the underwritten rent roll dated September 1, 2021.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown whether or not the parent company guarantees the lease.
(3)	UW Base Rent and UW Base Rent $ per SF are inclusive of contractual rent steps through January 2022 accounting for $730,436 of underwritten base rent. UW Base Rent is exclusive of any premiums attributable to straight line credit for investment grade tenants taken through the ARD.
(4)	UW Base Rent is exclusive of any rental premiums associated with the in-place sublease to Zscaler at the 120 Holger Way property. As of the Cut-Off Date contractual rental premiums associated with the in-place sublease in aggregate are equal to $189,301. The Zscaler rental premium represents Micron’s in-place rent at the end of the corresponding lease year as Zscaler corresponding expansions are scheduled to take place in between lease years.
(5)	The Micron lease is not structured with any termination options (except for certain termination options following a major casualty/condemnation event).
(6)	Pursuant to the terms of the in-place sublease, as of the Cut-off Date, Zscaler subleases 103,443 SF at the 120 Holger Way property on floors 5-7. The in-place sublease is structured such that Zscaler is contractually obligated to expand into a 34,481 square foot space on the 4th floor on October 1, 2022 and into a 34,481 square foot space on the 3rd floor on October 1, 2025. The in-place sublease is set to expire on September 30, 2026 with two, one-year options to renew. There are no termination options associated with the in-place sublease (except for certain termination options following a major casualty/condemnation event) and the sublease rent represents a $370,671 premium in contractual rent from the Micron space upon Zscaler taking full possession of the aforementioned space by sublease term end.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HQ @ FIRST

The following table presents certain information relating to the lease rollover schedule at the HQ @ First Property:

Lease Expiration Schedule

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(1)	% of Total UW Base Rent(1)	UW Base Rent $ per SF(1)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	0	0.0	0.0%	0	0.0	0.00	0
2029	0	0.0	0.0%	0	0.0	0.00	0
2030	0	0.0	0.0%	0	0.0	0.00	0
2031	0	0.0	0.0%	0	0.0	0.00	0
2032 & Thereafter	603,666	100.0	100.0%	24,979,699	100.0	41.38	1
Vacant	0	0.0	0.0%	$0	0.0	0.00	0
Total / Wtd. Avg.	603,666	100.0%		$24,979,699	100.0%	$41.38	1

(1)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF are based on the underwritten rent roll dated September 1, 2021.

The following table presents certain information relating to historical occupancy at the HQ @ First Property:

Historical Leased %(1)

2019	2020	As of 9/1/2021
100.0%	100.0%	100.0%

(1)	As provided by the borrower and represents occupancy as of December 31 unless otherwise indicated.

COVID-19 Update. As of September 1, 2021, the HQ @ First Whole Loan is not subject to any forbearance, modification, or debt service relief request. The September debt service payment was made.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HQ @ FIRST

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The HQ @ First Property:

Cash Flow Analysis(1)

	2019	2020	Underwritten	Underwritten $ per SF
Base Rent (1)	$18,986,269	$23,542,974	$24,249,263	$40.17
Rent Steps	0	0	730,436	$1.21
Reimbursements(2)	5,300,575	8,870,807	10,204,095	$16.90
Straight-Line Rent(3)	0	0	3,653,990	$6.05
Vacant Income	0	0	0	$0.00
Other Income(4)	57,533	62,357	46,437	$0.08
Vacancy(5)	0	0	0	$0.00
Effective Gross Income	$24,344,378	$32,476,138	$38,884,221	$64.41
Total Fixed Expenses	$4,368,343	$7,510,190	$8,635,695	$14.31
Total Operating Expenses	1,004,891	1,507,063	1,664,400	$2.76
Net Operating Income(6)	$18,971,144	$23,458,885	$28,584,126	$47.35
TI/LC	0	0	0	$0
Capital Expenditures	0	0	0	$0
Replacement Reserves(7)	0	0	120,733	$0.20
Net Cash Flow	$18,971,144	$23,458,885	$28,463,393	$47.15

(1)	Based on the underwritten rent roll dated September 1, 2021.
(2)	Reimbursements are exclusive of management fees and parking expenses. Reimbursements are inclusive of Micron’s contractual obligation to pay 3.0% of base rent to the borrower for management costs.
(3)	Straight-line rents for Micron (as an investment grade tenant) were applied through the ARD.
(4)	Other income includes income related to a rooftop lease to AT&T and reimbursements for CAM expenses associated with the 180 parking spaces leased by the borrower sponsor to the adjacent retail and hotel.
(5)	No vacancy was underwritten due to Micron’s investment grade ratings, Micron leasing 100% of the space, and Micron having no termination options.
(6)	The increase in Underwritten NOI from 2020 NOI is primarily associated with the inclusion of contractual rent steps and straight line rent for Micron.
(7)	Underwritten to $0.20 PSF, which is the amount recommended by the engineering report provided by Partner Engineering and Science, Inc.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HQ @ FIRST

■	Appraisal. According to the appraisal, the HQ @ First Property had an “as-is” appraised value of $538,000,000 as of July 19, 2021.

Appraisal Approach	As-Is Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$538,000,000	6.25%	4.50%
Income Capitalization Approach	$538,000,000	6.25%	4.50%

■	Environmental Matters. According to a Phase I environmental report dated June 25, 2021, there are no recognized environmental conditions or recommendations for further action at the HQ @ First Property.

■	Market Overview and Competition. The HQ @ First Property is located south of Highway 237 in the North San Jose office submarket within San Jose. The HQ @ First Property is accessible via Interstate 237, Highways 880, 680 and 101 as well as the VTA Light Rail, which provides linkage to Caltrain, giving the HQ @ First Property access to the entire Bay Area. The HQ @ First Property is also approximately 9.2 miles away from the San Jose International Airport and the Milpitas BART Station. The submarket stretches from Downtown San Jose to the Bayshore between Santa Clara directly west and Milpitas and Berryessa to the east. According to the appraiser, the North San Jose office submarket is ranked seventh in inventory in the metro area. The North San Jose office submarket accounts for approximately 6.0% of overall building inventory in the market, which represents approximately 6.4% of the total unit inventory. According to the appraiser, the Northern San Jose submarket saw overall office rents increase from $40.20 per square foot in 2019 to $46.68 per square foot in 2020, representing a 16.1% increase. Additionally, North San Jose has been demonstrated to be more affordable than other areas of Silicon Valley, such that tenants looking to limit costs are drawn to the submarket. Asking rents in North San Jose average approximately $46.44 per square foot which ranks among the least expensive across the metro and is approximately $15 per square foot below the metro average of $61.44 per square foot. North San Jose is one of the least supply-constrained submarkets in the metro area and has seen urban redevelopment projects and significant supply growth from 2016-2018. The supply growth has contributed to a current vacancy of 14.7% for class four and five star properties. Prior to the onset of the COVID-19 pandemic, nearly all the office assets traded in North San Jose were fully leased.

The following table presents certain information relating to the appraisal’s market rent conclusion for the HQ @ First Property:

Market Rent Summary(1)

Market/ Submarket	Inventory (SF)	Direct Vacancy Rate	Net Absorption (SF)	Deliveries (SF)	Under Construction	Asking Rent PSF
San Jose	63,754,899	11.2%	(184,348)	298,472	7,627,702	$61.44
North San Jose	4,092,705	19.8%	(7,843)	0	611,335	$46.44

(1)	Based on the appraisal dated July 28, 2021.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HQ @ FIRST

The following table presents Class A office leases which are direct competitors to the HQ @ First Property:

Comparable Office Leases(1)

Property Name/Location	Suite Size	Year Built/ Renovated	Tenant	Base Rent PSF	Commencement Date	Structure
HQ @ First(2) San Jose, CA	603,666	2010 / 2018	Micron	$40.17	Jan-19	NNN
1193 Coleman Ave San Jose, CA	643,990	2022 / NAV	Verizon Communications	$51.00	Jan-22	NNN
Nokia Sunnyvale, CA	231,000	2021 / NAV	Nokia	$52.80	Oct-21	NNN
Corporate Technology 1A San Jose, CA	45,831	1999 / NAV	Raytheon Company	$36.60	Jul-20	NNN
The Offices at Santana Row San Jose, CA	301,000	2019 / NAV	Splunk	$45.60	Mar-19	NNN
River Corporate Center- Building 3 Santa Clara, CA	204,000	2019 / NAV	Santa Clara County	$35.40	Mar-19	NNN
America Center- Building 3 Santa Clara, CA	228,725	2017 / NAV	Hewlett Packard Enterprise	$39.60	Jan-19	NNN
5490 Great America Parkway Santa Clara, CA	227,000	2016 / NAV	Verb Surgical	$43.20	Jan-19	NNN
2555-2565 Augustine Drive Santa Clara, CA	440,312	2017 / NAV	Analog Devices	$41.88	Mar-18	NNN

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated September 1, 2021.

The following table presents comparable office sales to the HQ @ First Property:

Comparable Sales Summary(1)

Property Name/Location	Rentable Area	Occupancy	Sale Date	Price	Price PSF	Cap Rate
HQ @ First(1) San Jose, CA	603,666(2)	100.0%(2)	Jul-21(3)	$535,000,000(3)	$886	4.50%
750 Moffet Blvd Mountain View, CA	222,000	100.0%	Jul-21	$282,600,000	$1,273	4.22%
Raytheon Office San Jose, CA	142,710	100.0%	Jun-20	$95,200,000	$667	NAV
Creekside Office Park Campbell, CA	177,815	100.0%	Mar-20	$139,000,000	$782	5.80%
2225 Lawson Lane Santa Clara, CA	328,867	100.0%	Feb-20	$276,300,000	$840	4.80%
Koll Center - Sierra Point Brisbane, CA	90,000	100.0%	Jun-19	$77,000,000	$856	4.40%
The Campus @ 3333 Phase III Santa Clara, CA	941,005	100.0%	Sep-17	$610,000,000	$648	5.90%
111 Albright Way Los Gatos, CA	285,929	100.0%	May-17	$196,907,000	$689	5.90%
410-430 N Mary Avenue Sunnyvale, CA	349,758	100.0%	Feb-17	$290,700,000	$831	5.20%

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated September 1, 2021.

(3)	Source: borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HQ @ FIRST

■	The Borrower. The borrower is KRE HQ at First Owner LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the HQ @ First Whole Loan. KRE HQ at First Owner LLC is indirectly majority owned and controlled by KKR Real Estate Select Trust Inc., an affiliate of KKR & Co. Inc. (“KKR”) (NYSE: KKR). Founded in 1976, KKR is a global investment firm with approximately $367 billion in assets under management as of March 31, 2021. KKR manages multiple alternative asset classes, including private equity, energy, infrastructure, real estate and credit, with strategic manager partnerships that manage hedge funds. KKR’s real estate platform has approximately $29 billion in assets under management as of March 31, 2021. At loan origination, KKR invested approximately $136.3 million of equity into the HQ @ First Property. KKR Real Estate Select Trust Inc., a Maryland corporation, will be the non-recourse carveout guarantor (the “Guarantor”). The borrower will have the right at any time, without the consent of the lender, to replace the Guarantor with (i) KKR and/or (ii) an affiliate of KKR or KKR Real Estate Select Trust Inc. (an entity described in clause (i) or (ii), a “Replacement Affiliate Guarantor”); provided that in the case of any Replacement Affiliate Guarantor(s) in clause (i) and (ii) of the foregoing, such Replacement Affiliate Guarantor(s), in the aggregate, satisfy the net worth threshold set forth in the HQ @ First Whole Loan documents (exclusive of its interest in and any liabilities relating to the HQ @ First Property from and after the date that is 18 months after origination). The Guarantor’s liability for full recourse events under the recourse guaranty is limited to 15% of the outstanding principal balance of the HQ @ First Whole Loan as of the date of the applicable event, plus reasonable out of pocket costs and expenses actually incurred by the lender in the enforcement of the guaranty and the preservation of the lender’s rights thereunder. In addition, the related environmental indemnity provides that for so long as a PLL Policy (as defined in the HQ @ First Whole Loan documents) is in place, the non-recourse carveout guarantor’s obligations and liabilities under the environmental indemnity will be limited to losses that are excluded from coverage under the terms of such PLL Policy. See “Description of the Mortgage Pool—Non-Recourse Carveout Limitations” in the Preliminary Prospectus.

■	Escrows. Tax Reserve – During the continuance of a Cash Sweep Period (as defined below), the borrower is required to deposit monthly 1/12th of the annual estimated real estate taxes.

Insurance Reserve – During the continuance of a Cash Sweep Period, the borrower is required to deposit monthly 1/12th of the annual estimated insurance premiums.

Provided that no event of default has occurred and is continuing, if (A)(1) the tenant under any lease is responsible for paying taxes and other charges to the applicable government authority pursuant to its lease and is not in material default thereunder, or (2) the borrower has paid taxes and other charges to the applicable government authority prior to delinquency and (B) the borrower provides reasonable evidence to the lender that such taxes and other charges have been paid prior to delinquency, then the borrower will not be required to escrow such taxes and other charges to the extent so paid.

■	Lockbox and Cash Management. The HQ @ First Whole Loan is structured with a hard lockbox and springing cash management. Revenues from the HQ @ First Property are required to be deposited into the lockbox account directly by tenants and any funds received by the borrower and property manager are required to be deposited within two business days of receipt. Funds deposited in the lockbox account are required to be swept as directed by the borrower into the borrower’s operating account, unless a Cash Sweep Period has occurred and is continuing, in which case such funds are required to be swept on a daily basis into the cash management account and applied and disbursed in accordance with the HQ @ First Whole Loan documents.

A “Cash Sweep Period” means each period commencing on the occurrence of a Cash Sweep Event (as defined below) and continuing until the earlier of (a) the date of the related Cash Sweep Event Cure (as defined below), or (b) until payment in full of all principal and interest on the HQ @ First Whole Loan and all other amounts payable under the HQ @ First Whole Loan documents or repayment of the HQ @ First Whole Loan in accordance with the terms and provisions of the HQ @ First Whole Loan documents.

A “Cash Sweep Event” means the occurrence of: (a) an event of default; (b) any bankruptcy action of the borrower; (c) the debt yield being less than 5.25% for two consecutive calendar quarters (a “Debt Yield Trigger Event”); (d) the commencement of a Lease Sweep Period (as defined below); or (d) August 1, 2031 (an “ARD Trigger Event”).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HQ @ FIRST

A “Cash Sweep Event Cure” means (a) if the Cash Sweep Event is caused solely by the occurrence of a Debt Yield Trigger Event, the achievement of a debt yield of 5.25% for three consecutive calendar months (a “Debt Yield Cure”) or (b) if the Cash Sweep Event is caused by an event of default, the acceptance by the lender of a cure of such event of default (which the lender may reject or accept in its sole and absolute discretion) or waiver by the lender of such event of default in lender’s sole and absolute discretion, or (c) if the Cash Sweep Event is caused solely by a Lease Sweep Period, the Lease Sweep Period has ended. In no event is the borrower entitled to cure a Cash Sweep Event caused by a bankruptcy action of the borrower or an ARD Trigger Event.

A “Lease Sweep Period” will commence on the first due date following the occurrence of a Lease Sweep Trigger Event (as defined below) and end upon the occurrence of the related Lease Sweep Cure Event (as defined below).

A “Lease Sweep Trigger Event” means the occurrence of any of the following: (a) an insolvency proceeding by Micron, as more fully described in the HQ @ First Whole Loan documents (a “Lease Sweep Tenant Party Insolvency Proceeding”), (b) any default under Micron’s lease (the “Existing Lease”), as more fully described in the HQ @ First Whole Loan documents (an “Existing Lease Default Trigger Event”) and (c) Micron discontinuing or giving notice of its intent to discontinue its operations at 50% or more of its leased premises, as more fully described in the HQ @ First Whole Loan documents (an “Existing Tenant Go-Dark Trigger Event”).

A “Lease Sweep Cure Event” means the occurrence the following: if the Lease Sweep Period commenced solely as a result of the occurrence of (a) a Lease Sweep Tenant Party Insolvency Proceeding, (i) the applicable Lease Sweep Tenant Party Insolvency Proceeding has terminated without any modification to the Existing Lease or the Existing Lease has been affirmed, assumed or assigned in a manner reasonably satisfactory to the lender or (ii) the Existing Lease has been assumed and assigned to an investment grade entity that is reasonably acceptable to the lender in a manner reasonably satisfactory to the lender; (b) an Existing Lease Default Trigger Event, (i) the date on which the subject default has been cured (and no other default under the Existing Lease then exists) or (ii) the borrower has entered into one or more replacement leases with respect to the portion of Micron’s premises for which Micron has discontinued its operations or its lease has expired or been terminated, satisfactory to the lender in accordance with the HQ @ First Whole Loan documents (a “Qualified Replacement Lease Cure Event”); and (c) an Existing Tenant Go-Dark Trigger Event, (i) the entirety of Micron’s premises in which Micron has discontinued its operations has been sublet to an investment grade entity that has accepted delivery thereof and such investment grade entity is paying full unabated rent at a contract rate no less than the contract rate then required under the Existing Lease with respect to such premises or (ii) a related Qualified Replacement Lease Cure Event has occurred.

■	Property Management. The HQ @ First Property is currently managed by Drawbridge Realty Management, LLC pursuant to a management agreement and sub-managed by G&E Real Estate Management Services, Inc. pursuant to a sub-management agreement.

■	Current Mezzanine or Subordinate Indebtedness. The HQ @ First Property also secures the HQ @ First Subordinate Companion Loans, which have an aggregate Cut-off Date principal balance of $178,000,000. The HQ @ First Subordinate Companion Loans accrue interest at the Initial Interest Rate prior to the ARD and the Adjusted Interest Rate after the ARD. The HQ @ First Senior Loan is senior in right of payment to the HQ @ First Subordinate Companion Loans.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the HQ @ First Property plus 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Watermark tempe

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Watermark tempe

Watermark Tempe
410 - 430 North Scottsdale Road
Tempe, AZ 85281
Phoenix
Scottsdale
OLD TOWN SCOTTSDALE
Tempe
Mesa
Guadalupe
PHOENIX SKY HARBOR INTERNATIONAL AIRPORT
LIGHT RAIL
FUTURE STREETCAR
Arizona State University
Sun Devil Stadium
Tempe Town Lake
Tempe Marketplace
Mesa Riverview
Tempe St. Luke's Hospital
Banner Desert Medical Center
Mesa Community College
Arizona Mills
Tempe Diablo Stadium
Phoenix Municipal Stadium
Hall of Flame Fire Museum
Pueblo Grande Museum
HonorHealth Scottsdale Osborn Medical Center
Scottsdale Stadium
Scottsdale Fashion Square
Entertainment District
Arcadia Village Shopping Center
Arcadia Town Center
Arcadia Crossing Shopping Center
Desert Palms Power Center
Centerpoint on Mill
University Park Shopping Center
Palm Village Shopping Center
Cornerstone Shopping Center
Huntington Square Shopping Center
Lake Country Village Center
Tempe Square Center
Pueblo Anozira Center
Three Fountains Plaza
Mekong Plaza
Safeway
Walmart
E CAMELBACK RD
E THOMAS RD
E MCDOWELL RD
E VAN BUREN ST
W UNIVERSITY DR
W BROADWAY RD
E SOUTHERN AVE
W SOUTHERN AVE
W BASELINE RD
E BASELINE RD
W GUADALUPE RD
E ELLIOT RD
W ELLIOT RD
N SCOTTSDALE RD
S MILL AVE
S RURAL RD
S MCCLINTOCK DR
S DOBSON RD
202
101
143
10
60
Glendale
Peoria
Surprise
Avondale
Goodyear
Tolleson
Gilbert
Chandler
Queen Creek
Paradise Valley
Litchfield Park
MAP © 2021 CARTIFACT
DATA © OSM CONTRIBUTORS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Watermark tempe

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		GACC
Location (City/State)	Tempe, Arizona		Cut-off Date Balance(5)		$88,500,000
Property Type(1)	Mixed Use		Cut-off Date Balance per SF(4) (5)		$391.36
Size (SF)(1)	309,176		Percentage of Initial Pool Balance		7.9%
Total Occupancy as of 7/15/2021(2)	92.8%		Number of Related Mortgage Loans		None
Owned Occupancy as of 7/15/2021(2)	92.8%		Type of Security		Leasehold
Year Built / Latest Renovation	2020 / NAP		Mortgage Rate		2.84000%
Appraised Value(3)	$186,150,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		NAP
			Original Interest Only Period (Months)		120

Underwritten Revenues	$14,610,051
Underwritten Expenses	$2,823,605		Escrows(6)
Underwritten Net Operating Income (NOI)	$11,786,446			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$11,415,435		Taxes	$0	$0
Cut-off Date LTV Ratio(3)(4)	65.0%		Insurance	$65,432	$9,347
Maturity Date LTV Ratio(3)(4)	65.0%		Replacement Reserve(7)	$0	$5,153
DSCR Based on Underwritten NOI / NCF(4)	3.38x / 3.28x		TI/LC(7)	$3,210,045	Springing
Debt Yield Based on Underwritten NOI / NCF(4)	9.7% / 9.4%		Other(8)	$3,403,296	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan	$121,000,000	100.0%	Loan Payoff	$102,673,944	84.9%
			Principal Equity Distribution	10,087,449	8.3%
			Reserves	6,678,772	5.5%
			Closing Costs	1,559,835	1.3%
Total Sources	$121,000,000	100.0%	Total Uses	$121,000,000	100.0%

(1)	The Watermark Tempe Property (as defined below) is comprised of 265,430 square feet of office space and 43,746 square feet of retail space.

(2)	The Watermark Tempe Property is 92.8% leased inclusive of 18.4% of NRA that is leased but not yet occupied by the tenants Align (11.1% of NRA), Robinhood (6.3% of NRA), PokiLuv (0.6% of NRA) and Drybar (0.5% of NRA).

(3)	Based on the “Market Value Assuming Paid-Off TIs, LCs & Rent Abatements” appraised value which is based on the condition that the contractual TI/LCs (as defined below) have been fulfilled and there is no outstanding free rent. At origination, all outstanding TI/LCs and free rent were held back in a lender reserve account. The “As-Is” appraised value is $180,000,000 as of May 11, 2021, which equates to a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 67.2%.

(4)	Calculated based on the aggregate outstanding principal balance of the Watermark Tempe Whole Loan (as defined below). See “—The Mortgage Loan” below.

(5)	The Cut-off Date Balance of $88,500,000 represents the controlling note A-1, and non-controlling notes A-3, A-4, A-5 and A-6 and is part of the Watermark Tempe Whole Loan (as defined below) which is comprised of six pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $121,000,000.

(6)	See “—Escrows” below.

(7)	The TI/LC reserve is capped at $927,528 and the replacement reserve is capped at $126,670.

(8)	Other Upfront reserve represents a rent concessions fund.

■	The Mortgage Loan. The mortgage loan (the “Watermark Tempe Loan”) is part of a whole loan (the “Watermark Tempe Whole Loan”) comprised of six pari passu promissory notes with an aggregate original principal balance and an aggregate outstanding principal balance as of the Cut-off Date of $121,000,000. The Watermark Tempe Whole Loan is secured by a first mortgage encumbering the borrower’s leasehold interest (see “—GPLET Leases” below) in a 309,176 square foot mixed-use building located in Tempe, Arizona, comprised of office and retail components (the “Watermark Tempe Property”). The Watermark Tempe Loan is comprised of the controlling note A-1 and non-controlling notes A-3, A-4, A-5 and A-6, with an aggregate outstanding principal balance as of the Cut-off Date of $88,500,000 representing approximately 7.9% of the Initial Pool Balance as detailed in the “Whole Loan Summary” table below. The Watermark Tempe Whole Loan has a 10-year term and is interest only for the full term. The Watermark Tempe Whole Loan was originated by DBR Investments Co. Limited on July 16, 2021. The Watermark Tempe Whole Loan has an interest rate of 2.84000% per annum. The borrower utilized the proceeds of the Watermark Tempe Whole Loan to refinance a prior mortgage loan, fund upfront reserves, pay origination costs and return equity to the borrower sponsor.

The Watermark Tempe Whole Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Watermark Tempe Whole Loan requires payments of interest only for the entire term of the Watermark Tempe Whole Loan. The stated maturity date is the due date in August 2031. Voluntary prepayment of the Watermark Tempe Whole Loan without penalty is prohibited prior to the due date in February 2031. At any time after the date that is two years after the Closing Date, the Watermark Tempe Whole Loan may be defeased in whole (but not in part) with direct, non-callable obligations of the United States of America.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Watermark tempe

The table below summarizes the promissory notes that comprise the Watermark Tempe Whole Loan. The relationship between the holders of the Watermark Tempe Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holders(s)	Controlling Piece
A-1,A-3,A-4,A-5,A-6	$88,500,000	$88,500,000	Benchmark 2021-B29	Yes

A-2	32,500,000	32,500,000	Benchmark 2021-B28	No
Total	$121,000,000	$121,000,000

■	The Mortgaged Property. The Watermark Tempe Property is a newly constructed Class-A, mixed-use office and retail development located at 410-430 North Scottsdale Road in Tempe, Arizona. Built in 2020, the Watermark Tempe Property is situated on 3.45 acres along the north shore of Tempe Town Lake and consists of two buildings totaling 309,176 net rentable square feet with a total of 1,311 parking spaces between both parking structures. The Watermark Tempe Property is 92.8% leased to 17 tenants. The Watermark Tempe Property is a mixed-use property with 85.9% of NRA comprised of office space and the remaining 14.1% of NRA comprised of retail space. As of July 15, 2021, the office space is 100.0% leased by five tenants, including OpenDoor (32.6% of NRA; NASDAQ: OPEN), 410 North Scottsdale Road Tenant LLC (“WeWork Tenant”), an affiliate of WeWork Companies Inc (“WeWork”) (22.4% of NRA), Robinhood (17.4% of NRA), Align Technology (“Align”) (11.1%; NASDAQ: ALGN) and Emcor (2.4% of NRA; NYSE: EME). Align is expected to take occupancy of its space in or about September 2021, after which it is entitled to a five month free rent period, and currently occupies approximately 5,000 square feet on the 9th floor while its space on the 13th floor is built out. Robinhood recently expanded its space by 19,564 square foot (6.3% NRA) and is expected to take occupancy of the expansion space in November 2021, after which it is entitled to a five-month free rent period. Further, as of the origination date, Robinhood had three months of free rent on its existing space. The retail space is currently 49.4% leased by 12 tenants, including F45 Training, Monroe’s Hot Chicken, Dog Haus, Restore and Sweet Republic, among others. Drybar (0.5% NRA) and PokiLuv (0.6% NRA) are each expected to take occupancy in November 2021. We cannot assure you that any tenant will take occupancy of its space or begin paying rent as expected or at all.

Building 410 of the Watermark Tempe Property is a 284,382 square foot, 16-story multi-tenant office/retail building with 1,250 linear feet of Tempe Town Lake frontage. The building includes two levels of subterranean executive level parking (150 spaces), 18,952 square feet of ground floor retail space, eight floors of above grade podium style parking (588 spaces) and eight levels of premium Class-A office space totaling 265,430 square feet. The main lobby of the building has 22-foot ceilings, full-slab Carrara marble floors and full-height floor to ceiling wrap-around glass. Amenities within the building include a fitness center/cycle room, lounge/conference center, game room, a 9th floor Sky Lobby and Sky Terrace area, along with a 16th floor private balcony. The office floors were designed so that the first level of leasable space would start on the 9th floor, with unobstructed views of Tempe Town Lake, the McDowell and Camelback Mountains and Arizona State University.

Building 430 of the Watermark Tempe Property is a 24,799 square foot, eight-story building including ground-floor commercial/retail space and seven levels of structured parking above the retail space. The parking garage contains two elevators, 559 parking spaces and is connected to Building 410 via an elevated Sky Walk on the 9th floor (parking garage top floor/roof).

■	Major Tenants.

The largest tenant based on net rentable area is OpenDoor Labs, Inc. (“OpenDoor”) (100,807 square feet; 32.6% of NRA; 35.2% of UW Base Rent). Founded in 2014 and headquartered in San Francisco, OpenDoor operates a digital platform for residential real estate in the United States, enabling consumers to buy and sell a home online. OpenDoor is the leader in “ibuying” of residential real-estate, making as-is cash offers to property sellers through an online process before improving the properties it purchases. Employing nearly 1,000 people in the Tempe office, OpenDoor leases floors 14, 15 and 16 of building 410. OpenDoor executed a 128-month lease through the end of 2030, followed by one five-year extension option. As of July 2021, OpenDoor pays an annual base rent of approximately $42.28 PSF, with 2.5% annual increases for the remainder of the lease term.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Watermark tempe

Upon execution of the OpenDoor lease, the tenant provided a security deposit to the borrower in the amount of $432,761.07, which will be held through the term of the lease and may be used by the borrower to satisfy any past due rent or to cure any uncured tenant default. If used, the tenant is required to replenish the amount upon request of the borrower.

In addition, OpenDoor delivered a letter of credit to the borrower in the amount of $7,768,822. The letter of credit will be held by the borrower, and will expire no earlier than 60 days after the end of the 5th anniversary of the lease commencement date. The stated amount of the letter of credit will be reduced by 20% each year of the lease and will be returned to the tenant if the tenant achieves an investment grade rating on its debt obligations for four consecutive calendar quarters. Upon an event of default by the tenant, the borrower may draw the full amount of the letter of credit.

The aforementioned security deposits and letter of credit will be held by the borrower, not the lender. Per the Watermark Tempe Loan documents, upon an event of default under the Watermark Tempe Whole Loan, the borrower is required to turn over all security deposits to the lender (including any letters of credit or guarantees in lieu thereof), to be held by the lender in accordance with the terms of the OpenDoor lease. We cannot assure you that the borrower will turn over such amounts or that such amounts will be sufficient to offset any shortfalls.

The second largest tenant based on net rentable area is WeWork (69,115 square feet; 22.4% of NRA; 24.0% of UW Base Rent). WeWork is an American commercial real estate company providing flexible shared workspaces for entrepreneurs and companies alike. The company designs and builds both physical and virtual shared spaces and office services for its tenants. Founded in 2010, WeWork is headquartered in New York City. Through an enterprise agreement, WeWork Tenant subleases the entire 11th floor to Amazon. The term of the enterprise agreement has not been provided to the lender.

WeWork leases the 11th and 12th floors of building 410 through November 2032. WeWork executed a 13-year lease through November 2032, followed by two five-year extension options (November 2042 fully extended). As of July 2021, the tenant pays an annual base rent of $42.01 PSF, with set annual increases for the remainder of the lease term.

WeWork delivered a letter of credit to the borrower in the amount of $1,500,000. The letter of credit will be held by the borrower and, provided that no event of default of the tenant is continuing, the stated amount of the letter of credit will be reduced to $1,000,000 on March 1, 2022, and to $0.00 on March 1, 2023. Upon any event of default by the tenant, the borrower may draw on the letter of credit to the extent necessary to remedy such event of default.

In addition, WeWork Companies Inc. guarantees the tenant’s payment obligations up to $5,032,805. Provided no event of default of the tenant is then occurring, the guaranteed payment obligation amount will be automatically reduced to (i) $3,019,683 on the 1st day of the 35th month of the lease term, (ii) $1,000,000 on the 1st day of the 47th month of the lease term and (iii) $0.00 on the 1st day of the 83rd month of the lease term.

Per the Watermark Tempe Loan documents, upon an event of default under the Watermark Tempe Whole Loan, the borrower is required to turn over all security deposits to the lender (including any letters of credit or guarantees in lieu thereof). We cannot assure you that the borrower will turn over such amounts or that such amounts will be sufficient to offset any shortfalls.

The third largest tenant based on net rentable area is Robinhood Markets (“Robinhood”) (53,823 square feet; 17.4% of NRA; 18.9% of UW Base Rent). Founded in 2013, Robinhood is a provider of commission-free trading platforms. The company offers trades in stocks, exchange-traded funds (ETFs), and options through Robinhood Financial. It also enables users to buy and sell cryptocurrencies with Robinhood Crypto. Robinhood initially leased 34,259 square feet in May of 2021 in building 410 at the Watermark Tempe Property. As of July 15, 2021, Robinhood signed a lease for an additional 19,564 square feet, and is expected to take occupancy of such space in November 2021. Robinhood pays an aggregate annual base rent of $42.67 PSF, with set annual increases for the remainder of the lease term. Robinhood has a five-year lease through October 2026 with one, five-year renewal option remaining. Robinhood has the right to terminate 34,259 square feet of its 12th floor premises as of October 31, 2024, with 12 months’ written notice to the borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Watermark tempe

The following table presents certain information relating to the major tenants at the Watermark Tempe Property:

Largest Owned Tenants Based on Underwritten Base Rent(1)(2)

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA (SF)	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration(3)	Renewal / Extension Options
Top 5 Office Tenants
OpenDoor	NR/NR/NR	100,807	32.6%	$4,262,246	35.2%	$42.28	12/31/2030	1, 5-year option
WeWork Tenant	NR/NR/NR	69,115	22.4	2,903,553	24.0	$42.01	11/30/2032	2, 5-year options
Robinhood(3)(4)	NR/NR/NR	53,823	17.4	2,296,415	18.9	$42.67	10/31/2026	1, 5-year option
Align(5)	NR/NR/NR	34,186	11.1	1,521,277	12.5	$44.50	1/31/2027	1, 3-year option
Emcor(6)	NR/NR/NR	7,499	2.4	322,457	2.7	$43.00	6/30/2026	2, 3-year options
Office Total		265,430	85.9%	$11,305,948	93.3%	$42.59
Top 5 Retail Tenants
La Vie En Day Spa	NR/NR/NR	2,588	0.8%	$105,590	0.9%	$40.80	6/30/2030	2, 5-year options
Dog Haus	NR/NR/NR	2,442	0.8	87,912	0.7	$36.00	5/31/2031	2, 5-year options
DRNK Coffee + Tea/QWENCH Juice Bar	NR/NR/NR	2,408	0.8	86,688	0.7	$36.00	5/31/2030	2, 5-year options
Restore Hyper Wellness + Cryotherapy	NR/NR/NR	2,271	0.7	84,027	0.7	$37.00	10/31/2030	2, 5-year options
F45 Training Tempe Town Lake	NR/NR/NR	2,226	0.7	80,136	0.7	$36.00	6/30/2030	1, 10-year option
Other Retail		9,692	3.1	372,794	3.1	$38.46
Retail Total		21,627	7.0%	$817,147	6.7%	$37.78
Occupied Total		287,057	92.8%	$12,123,095	100.0%	$42.23
Vacant		22,119	7.2
Total		309,176	100.0%

(1)	Calculated based on the approximate square footage occupied by each owned tenant.

(2)	Based on the underwritten rent roll dated July 15, 2021.

(3)	Robinhood has the right to terminate 34,259 square feet of its 12th floor premises as of October 31, 2024, with 12 month’s written notice to the borrower. The termination option does not apply to Robinhood’s 19,564 square feet of expansion space.

(4)	Robinhood has executed a lease for an additional 19,564 square feet, representing approximately 6.3% of the net rentable area, but is not yet in occupancy of or paying rent on such space. Robinhood is expected to take occupancy of such space in November 2021, after which it is entitled to a five month free rent period. Further, as of the origination date, Robinhood had three months of free rent on its existing space.

(5)	Align is currently occupying approximately 5,000 square feet on the 9th floor at the Watermark Tempe Property pending the completion of the related build out of its space on the 13th floor. Align is anticipated to take occupancy in September 2021, after which it is entitled to a five month free rent period.

(6)	As of the origination date, Emcor was entitled to three months of free rent.

The following table presents certain information relating to the lease rollover schedule at the Watermark Tempe Property:

Lease Expiration Schedule(1)(2)(3)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0%	0.0%	$0	0.0	$0.00	0
2022	0	0.0%	0.0%	$0	0.0	$0.00	0
2023	0	0.0%	0.0%	$0	0.0	$0.00	0
2024	0	0.0%	0.0%	$0	0.0	$0.00	0
2025	0	0.0%	0.0%	$0	0.0	$0.00	0
2026	61,322	19.8%	19.8%	$2,618,872	21.6	$42.71	2
2027	34,186	11.1%	30.9%	$1,521,277	12.5	$44.50	1
2028	0	0.0%	30.9%	$0	0.0	$0.00	0
2029	0	0.0%	30.9%	$0	0.0	$0.00	0
2030	116,797	37.8%	68.7%	$4,873,619	40.2	$41.73	10
2031	4,216	1.4%	70.0%	$151,776	1.3	$36.00	2
2032 & Thereafter	70,536	22.8%	92.8%	$2,957,551	24.4	$41.93	2
Vacant	22,119	7.2%	100.0%	$0	0.0	$0.00	0
Total / Wtd. Avg.	309,176	100.0%		$12,123,095	100.00%	$42.23	17

(1)	Based on the underwritten rent roll dated July 15, 2021.

(2)	Calculated based on the approximate square footage occupied by each owned tenant.

(3)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Watermark tempe

COVID-19 Update. As of September 6, 2021, the Watermark Tempe Property is open and operating and all tenants are current on rent obligations. Two tenants requested rent relief amid the COVID-19 pandemic: (i) WeWork Tenant (22.4% of NRA) requested rent relief at the start of the pandemic, however, no relief was granted and WeWork Tenant has continued to pay rent pursuant to its lease and (ii) DRNK Coffee + Tea/QWENCH Juice Bar (0.8% of NRA) requested rent relief and received an informal rent deferment but is now current and has paid off all deferred rent. The Watermark Tempe Whole Loan is not subject to any modification or forbearance requests. The Watermark Tempe Whole Loan is current as of the most recent payment date.

The following table presents certain information relating to historical occupancy at the Watermark Tempe Property:

Historical Leased %(1)

2018(2)	2019(2)	2020	As of 7/15/2021(3)
N/A	N/A	44.9%	92.8%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Historical occupancies are not available as the Watermark Tempe Property was built in 2020.

(3)	Based on the underwritten rent roll dated July 15, 2021.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Watermark Tempe Property:

Cash Flow Analysis(1)(2)

	2020	TTM 4/30/2021	Underwritten(1)	Underwritten $ per SF
Base Rent	$4,989,659	$6,998,258	$12,293,161	$39.76
Contractual Rent Steps(3)	0	0	170,066	0.55
Vacant Income	0	0	862,641	2.79
Reimbursements	32,346	56,497	1,008,148	3.26
Vacancy & Credit Loss	0	0	(1,002,839)	(3.24)
Other Income	323,780	550,180	1,448,940	4.69
Effective Gross Income	$5,345,785	$7,604,935	$14,610,051	$47.25
Total Operating Expenses	935,098	1,165,972	2,823,605	9.13
Net Operating Income(4)	$4,410,687	$6,438,963	$11,786,446	$38.12
TI/LC	0	0	309,176	1.00
Capital Expenditures	0	0	61,835	0.20
Net Cash Flow	$4,410,687	$6,438,963	$11,415,435	$36.92

(1)	Based on underwritten rent roll dated July 15, 2021.

(2)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(3)	Contractual Rent Steps includes $170,066 underwritten for various tenants through September 12, 2021.

(4)	The increase from the TTM 4/30/2021 Net Operating Income to Underwritten Net Operating Income is primarily attributable to the Watermark Tempe Property being built in 2020 and undergoing lease up.

■	Appraisal. According to the appraisal, the Watermark Tempe Property has a "Market Value Assuming Paid-Off TIs, LCs & Rent Abatements” appraised value, which is based on the condition that the contractual tenant improvement and leasing commission obligations (“TI/LCs”) have been fulfilled and there is no outstanding free rent. At origination, all outstanding TI/LCs and free rent were held back in a lender reserve account. The “As-Is” appraised value is $180,000,000 as of May 11, 2021, which equates to a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 67.2%.

■	Environmental Matters. According to the Phase I environmental report dated May 24, 2021, there are no recognized environmental conditions at the Watermark Tempe Property.

■	Market Overview and Competition. The Watermark Tempe Property is located in the Phoenix-Mesa core based statistical area and benefits from regional and local accessibility to major roadways. Such proximity to major roadways provides access to more regional destinations throughout the area, while the Watermark Tempe Property’s anchor stores provide drawing power for the Watermark Tempe Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Watermark tempe

The Watermark Tempe Property is located within the North Tempe submarket. The total inventory of non-owner-occupied office space within this defined area increased from approximately 6,300,000 square feet at year-end 2011 to 12,390,000 square feet as of the fourth quarter of 2020 with the majority of this growth (roughly 3,535,000 square feet) occurring during 2020. The submarket office inventory represented 13.5% of the metropolitan Phoenix office space inventory as of year-end 2020. Focusing upon Class A space, the non-owner-occupied inventory within the defined area increased from roughly 3,410,000 square feet at year-end 2011 to 8,970,000 square feet by the fourth quarter of 2020, an average annual increase of approximately 620,000 square feet. The submarket Class A office inventory represented 22.2% of the metropolitan Phoenix Class A office space inventory as of year-end 2020.

The following table presents certain information relating to comparable office leases for the Watermark Tempe Property:

Comparable Office Leases(1)

Property Name	Tenant Name	Lease Start Date	Term (mos.)	Lease Type	Tenant Size (SF)	Base Rent PSF	Free Rent (mos.)	TI PSF
Watermark Tempe(2)	OpenDoor	May-20	128	Gross	100,807	$42.28	0	$55.00
Hayden Ferry Lakeside I	Silicon Valley Bank	Oct-19	67	Gross	62,829	$44.00	3	$39.00
Hayden Ferry Lakeside II	Hawaiian Airlines	Nov-19	66	Gross	16,998	$44.00	5	$40.00
Hayden Ferry Lakeside III	Revana	Dec-19	44	Gross	18,267	$43.00	3	$34.50
Tempe Gateway	Guardian Life Insurance	Oct-20	64	Gross	8,869	$43.00	3	$15.00
Hayden Ferry Lakeside II	Microsoft	Oct-21	66	Gross	15,355	$45.00	6	$10.00
100 Mill	Neudesic	Jul-22	90	Gross	10,182	$48.00	6	$70.00
100 Mill	Deloitte & Touche	Aug-22	128	Gross	31,661	$48.00	8	$75.00
Hayden Ferry Lakeside III	M&T Bank	Sep-23	50	Gross	3,294	$50.00	2	$25.00

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated July 15, 2021.

The following table presents certain information relating to comparable retail leases for the Watermark Tempe Property:

Comparable Retail Lease Overview(1)

Property Name	Tenant	Lease Start Date	Term (mos.)	Lease Type	Tenant Size (SF)	Base Rent PSF	Free Rent (mos.)	TI PSF
Watermark Tempe(2)	La Vie En Day Spa	Jul-20	120	Net	2,588	$40.00	0	$50.00
CityScape- Block 22- Retail	Nekter Juice Bar	Jul-19	120	Net	1,350	$40.00	0	$45.00
Tempe Marketplace	Barrio Queen	Sep-19	120	Net	5,000	$38.00	0	$250.00
Block 23 at CityScape	Ingo’s Tasty Food	Feb-20	120	Net	1,488	$40.00	0	$150.00
The Collective on Baseline	The Porch	Aug-19	120	Net	4,719	$38.00	0	$0.00
8749 South Rural Road	Postino	Sep-20	120	Net	3,480	$40.00	0	$0.00

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated July 15, 2021.

■	The Borrower. The borrower is Watermark Tempe I, LLC, a Delaware limited liability company and single purpose entity with 2 independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Watermark Tempe Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Watermark tempe

The borrower sponsors are a joint venture between David Norouzi, Niloufar Norouzi, and Mansoureh Nowroozi who also serve as the non-recourse carve out guarantors. David Norouzi is the president of Fenix Development Inc., (“Fenix”) a privately owned real estate investment and development company founded in 1995 and based in Los Angeles, California. Fenix is an “investment builder” and investor in value-add and opportunistic assets, having successfully developed and repositioned retail, office, and multifamily projects in Southern California, Las Vegas, and Phoenix. Fenix’s core investment strategy is centered on creating a vision for specific investment opportunities with potential for significant capital appreciation through land entitlement, development, repositioning and creative design. Fenix manages the development and investment process from acquisition, planning, and entitlement to construction and disposition. Fenix’s principals are actively involved in the operations of assets with a current market value in excess of $250,000,000 and pending development projects with an estimated value of $150,000,000.

■	Escrows. At loan origination, the borrower deposited (i) approximately $65,432 into an insurance reserve, (ii) approximately $3,210,045 into a rollover reserve for outstanding approved lease expenses and (iii) approximately $3,403,296 into a rent concession reserve.

Tax Reserve – On each due date, the borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the amount that the lender estimates will be necessary to pay real estate taxes over the then succeeding 12-month period.

Insurance Reserve – On each due date, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12 of the amount that the lender estimates will be necessary to cover premiums over the then succeeding 12-month period (initially, approximately $9,347).

Replacement Reserve – On each due date, the borrower is required to deposit into a replacement reserve an amount equal to approximately $5,153. Collections are capped at $126,670.

TI/LC Reserve – On each due date, the borrower is required to deposit into a TI/LC reserve, on a monthly basis, an amount equal to approximately $25,765 the (“Monthly Rollover Deposit”) for tenant improvement and leasing commission obligations (approximately $1.00 per square foot annually). The TI/LC Reserve is subject to a cap of $927,528 (the “Rollover Cap”). So long as the TI/LC Reserve balance is equal to the Rollover Cap, the borrower will not be required to make the Monthly Rollover Deposit. This reserve is currently waived as the amount deposited upfront exceeds the Rollover Cap.

■	Lockbox and Cash Management. The Watermark Tempe Whole Loan is structured with a hard lockbox and springing cash management. The borrower was required within one business day after loan origination to send tenant direction letters instructing the tenants to deposit all rents and payments into a lender controlled lockbox account. To the extent no Trigger Period (as defined below) is continuing, all funds in the lockbox account are required to be transferred to or at the direction of the borrower. Following the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept daily to a lender controlled cash management account and, provided no event of default is continuing, applied on each monthly payment date (i) to make deposits into the tax and insurance reserves, (ii) to pay debt service, (iii) to make deposits into the replacement reserve and TI/LC reserve, (iv) to pay (I) the lesser of lender-approved budgeted operating expenses and actual operating expenses, minus (II) the amount by which budgeted operating expenses exceeded actual operating expenses in prior months, to the extent not previously deducted pursuant to this clause (II), (v) to pay lender-approved extraordinary expenses, if any; and (iv) all remaining funds are required to be disbursed in the following order: (A) during a Lease Sweep Period (as defined below), into a lease sweep reserve, and (B) if no Lease Sweep Period exists, to an excess cash flow reserve, to be held as additional collateral for the Watermark Tempe Whole Loan during the continuance of such Trigger Period.

A “Trigger Period” means each period commencing on (i) the occurrence of an event of default and ending if lender has accepted a cure of such event of default, (ii) the commencement of a Low DSCR Period (as defined below) and ending if such Low DSCR Period has ended pursuant to its terms, or (iii) if manager is an affiliate of borrower or guarantor and such manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding and ending if the manager is replaced with an unaffiliated qualified manager meeting the requirements of the loan documents, or (iv) the commencement of a Lease Sweep Period and ending if such Lease Sweep Period has ended pursuant to its terms.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Watermark tempe

A “Low DSCR Period” means if, as of any calculation date occurring during the period commencing on the loan origination date and ending on August 6, 2030, the debt service coverage ratio is less than 1.20x and as of any calculation date during the period commencing September 6, 2030 and ending on the maturity date is less than 1.40x. A Low DSCR Period will end if the debt service coverage ratio exceeds 1.25x for two consecutive quarters during the period commencing on the loan origination date and ending on August 6, 2030 and 1.45x for two consecutive quarters during the period commencing September 6, 2030 and ending on the maturity date.

A “Lease Sweep Period” commences on the first monthly payment date following (i) with respect to each Lease Sweep Lease (as defined below), the earlier to occur of (x) 12 months prior to the earliest stated expiration (including the stated expiration of any renewal term) of a Lease Sweep Lease, or (y) upon the date required under a Lease Sweep Lease by which the tenant thereunder is required to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised); (ii) the date that a Lease Sweep Lease (or any material portion thereof) is surrendered, cancelled or terminated or the receipt by borrower or manager of notice from any tenant under a Lease Sweep Lease of its intent to surrender, cancel or terminate the Lease Sweep Lease (or any material portion thereof); (iii) if a tenant under a Lease Sweep Lease has ceased operating its business at the Watermark Tempe Property (i.e., “goes dark”) in 50% or more of its space at the Watermark Tempe Property or gives notice of its intent to do so (provided that with respect to the WeWork Tenant lease, so long as WeWork Tenant guarantor remains a parent or guarantor of the WeWork Tenant, an event under this clause (iii) will not cause a Lease Sweep Period if, and for so long as, WeWork Tenant has not abandoned its space, continues to provide services in its space in accordance with its lease and is actively marketing its space pursuant to its business plan); (iv) upon a monetary or material non-monetary default by a tenant under a Lease Sweep Lease beyond any applicable notice and cure period, or (v) upon a bankruptcy or insolvency proceeding of a tenant or its parent under a Lease Sweep Lease.

A Lease Sweep Period under clause (i), (ii) or (iii) above will end once the applicable event that caused the Lease Sweep Period to commence has been cured or 75% or more of the space demised under the Lease Sweep Lease has been re-tenanted pursuant to one or more “qualified leases” as defined in the Watermark Tempe Whole Loan documents that provide for a base rental amount which, in aggregate, is equal to or greater than the base rental amounts for the entire space pursuant to the original Lease Sweep Lease (or, if applicable, the applicable Lease Sweep Lease has been renewed pursuant to its terms) and, in the lender’s judgment, sufficient funds have been accumulated in the lease sweep reserve to cover all anticipated tenant improvement and leasing commissions and free and/or abated rent in connection therewith (and any debt service and operating shortfalls relating to the delay in the commencement of full rent payments) (the “Lease Sweep Re-tenanting Costs”). A Lease Sweep Period will also cease on the date on which the following amounts have accumulated in the lease sweep reserve: (x) $45.00 per square foot with respect to any portion of the space demised under the applicable Lease Sweep Lease that has not been re-tenanted and (y) to the extent a portion of the space demised under the applicable Lease Sweep Lease has been re-tenanted pursuant to one or more qualified leases, in the lender’s judgment, sufficient funds to cover all anticipated Lease Sweep Re-tenanting Costs related to the space that has been re-tenanted. Specifically for the WeWork Tenant lease, in the event a Lease Sweep Period has been triggered as a result of a bankruptcy or insolvency proceeding or monetary default, the guarantors will guaranty the difference between the amount that has been swept and the cap of $45 times the total square feet of the WeWork Tenant space (to the extent there is a deficit) and the lender will be permitted to make a claim under such guaranteed obligation during the continuance of an event of default under the Watermark Tempe Whole Loan.

A “Lease Sweep Lease” means (i) the OpenDoor lease, (ii) the WeWork Tenant lease or (iii) any replacement lease that, either individually, or when taken together with any other lease with the same tenant or its affiliates, and assuming the exercise of all expansion rights and all preferential rights to lease additional space contained in such lease, covers the majority of the applicable Lease Sweep Lease’s space.

■	Property Management. The Watermark Tempe Property is managed by CBRE, Inc., a Delaware corporation.

■	Current Mezzanine or Subordinate Secured Indebtedness. None.

■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Watermark tempe

■	Terrorism Insurance. The Watermark Tempe Whole Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage against loss or damage by certified terrorist acts in an amount equal to the full replacement cost of the Watermark Tempe Property, plus business interruption coverage in an amount covering a period of restoration of 18 months with a 12 month extended period of indemnity endorsement, provided that such coverage is available. For so long as TRIPRA is in effect and continues to cover both foreign and domestic acts, the lender is required to accept terrorism insurance with coverage against acts which are “certified” within the meaning of TRIPRA. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

■	GPLET Leases. The Watermark Tempe Property is subject to two land and improvements leases (collectively, the “GPLET Leases”) covering the entirety of the Watermark Tempe Property for purposes of effectuating an abatement of the Government Property Lease Excise Tax (the “GPLET”). The landlord under the GPLET Leases is the City of Tempe and the tenant is the borrower. The term of the lease is eight years, which commenced on February 4, 2020, for Lot 3 and May 18, 2020 for Lot 1, during which term the GPLET will be abated. Upon the expiration of the term or any termination of the term of the GPLET Leases, ownership of the fee interest in the Watermark Tempe Property will automatically vest in the borrower and the lender’s deed of trust will be spread to such fee interest.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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2 Washington

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

2 Washington

2 Washington
2 Washington Street
New York, NY 10004
BATTERY PARK CITY
FINANCIAL DISTRICT
Hudson River
Liberty Park
Rector Park
Zuccotti Park
St Paul's Churchyard
Bowling Green
Battery Park
Robert F. Wagner Jr. Park
Peter Minuit Plaza
VESEY STREET
LIBERTY STREET
ALBANY STREET
CARLISLE STREET
RECTOR STREET
WEST THAMES STREET
THIRD STREET
SECOND PLACE
FIRST PLACE
MORRIS ST
WEST STREET
LITTLE WEST STREET
GREENWICH STREET
TRINITY PLACE
BROADWAY
NEW STREET
NASSAU ST
WILLIAM ST
DEY STREET
CORTLAND STREET
JOHN STREET
FULTON ST
ANN STREET
BEEKMAN STREET
GOLD STREET
PINE STREET
WALL STREET
EXCHANGE PLACE
BEAVER STREET
HANOVER SQUARE
STONE ST
BRIDGE ST
WHITEHALL ST
STATE STREET
BROAD STREET
PEARL STREET
BATTERY PLACE
BROOKLYN BATTERY TUNNEL
ADMIRAL DEWEY PROMENADE
SOUTH END AVENUE
NORTH END AVENUE
One World Trade Center
Two World Trade Center
Three World Trade Center
Four World Trade Center
World Trade Center Memorial
9/11 Museum
North Pool
South Pool
World Trade Center Transportation Hub & Westfield Retail
Winter Garden Brookfield Place
World Trade Center Memorial Foundation
Gateway Plaza
NY Stock Exchange
Federal Reserve Bank of New York
Trinity Church
National Museum of the American Indian
Museum of Jewish Heritage
Ritz Carlton Battery Park
Castle Clinton National Monument
Staten Island Ferry Whitehall Terminal
Vietnam Veterans Plaza
Battery Maritime Building
One New York Plaza
Fraunces Tavern Museum
New York
MANHATTAN
UPPER WEST SIDE
UPPER EAST SIDE
MIDTOWN
CHELSEA
EAST VILLAGE
SOHO
FINANCIAL DISTRICT
JERSEY CITY
BROOKLYN
Metropolitan Museum of Art
Natural History Museum
Central Park
Carnegie Hall
Times Square
United Nations
Empire State Building
Madison Square Garden
Hudson Yards
NYU
NY Stock Exchange
East River
Hudson River

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

2 Washington

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GACC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(3)		$80,000,000
Property Type(1)	Multifamily	Cut-off Date Principal Balance per Unit(2)(3)		$381,159.42
Size (Units)	345	Percentage of Initial Pool Balance		7.1%
Total Occupancy as of 7/14/2021	99.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/14/2021	99.0%	Type of Security		Fee
Year Built / Latest Renovation	1972 / 2018-2020	Mortgage Rate		3.45000%
Appraised Value	$217,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$17,705,262
Underwritten Expenses	$4,643,949	Escrows(4)
Underwritten Net Operating Income (NOI)	$13,061,313		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$12,968,066	Taxes	$217,423	$140,123
Cut-off Date LTV Ratio(2)	60.6%	Insurance	$0	Springing
Maturity Date LTV Ratio(2)	60.6%	Replacement Reserves	$0	$8,489
DSCR Based on Underwritten NOI / NCF(2)	2.84x / 2.82x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	9.9% / 9.9%	Other(4)(5)	$8,000,000	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$131,500,000	94.2%	Loan Payoff	$129,510,030	92.7%
Borrower Sponsor Equity	8,169,315	5.8	Reserves	8,217,423	5.9
			Closing Costs	1,941,862	1.4

Total Sources	$139,669,315	100.0%	Total Uses	$139,669,315	100.0%

(1)	See “—The Mortgaged Property” below.
(2)	Calculated based on the aggregate outstanding principal balance of the 2 Washington Whole Loan (as defined below). See “—The Mortgage Loan” below.
(3)	The Cut-off Date Balance of $80,000,000 represents the controlling note A-1 and non-controlling note A-2 which are part of the 2 Washington Whole Loan described below. See “—The Mortgage Loan” below.
(4)	See “—Escrows” below.
(5)	Other upfront reserves represent (i) a Sonder replacement reserve of $5,000,000 and (ii) a rent concession reserve of $3,000,000.

■	The Mortgage Loan. The mortgage loan (the “2 Washington Loan”) is part of a whole loan (the “2 Washington Whole Loan”) comprised of five pari passu promissory notes with an aggregate original principal balance and an aggregate outstanding principal balance as of the Cut-off Date of $131,500,000, which is secured by the borrower’s fee interest in a condominium unit comprised of (i) most of the 1st floor, (ii) floors 2-15 and (iii) a portion of the cellar (the “2 Washington Property”) in a Class B high-rise multifamily building located in New York, New York (the “2 Washington Building”). The 2 Washington Property includes 345 multifamily units and 27,989 SF of classroom and play space. The 2 Washington Loan is comprised of the controlling note A-1 and the non-controlling note A-2 with an aggregate principal balance as of the Cut-off Date of $80,000,000, representing approximately 7.1% of the Initial Pool Balance as detailed in the “Whole Loan Summary” table below. The 2 Washington Whole Loan was originated by DBR Investments Co. Limited on July 20, 2021. The 2 Washington Whole Loan has an interest rate of 3.45000% per annum. The borrower utilized the proceeds of the 2 Washington Whole Loan to refinance a prior mortgage loan, fund upfront reserves and pay origination costs.

The 2 Washington Whole Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The 2 Washington Whole Loan requires interest-only payments during its entire term. The scheduled maturity date of the 2 Washington Whole Loan is August 6, 2031. The 2 Washington Whole Loan may be voluntarily prepaid in whole (but not in part) beginning on the payment date in May 2031, without the payment of any prepayment premium. In addition, the 2 Washington Whole Loan may be defeased in whole (but not in part) at any time after the earlier of (i) July 20, 2024 and (ii) the second anniversary of the closing date of the securitization that includes the last note of the 2 Washington Whole Loan to be securitized.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

2 Washington

The table below summarizes the promissory notes that comprise the 2 Washington Whole Loan. The relationship between the holders of the 2 Washington Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holders(s)	Controlling Piece
A-1, A-2	$80,000,000	$80,000,000	Benchmark 2021-B29	Yes
A-3	25,000,000	25,000,000	Benchmark 2021-B28	No
A-4	16,500,000	16,500,000	DBRI(1)	No
A-5	10,000,000	10,000,000	DBRI(1)	No
Total (Whole Loan)	$131,500,000	$131,500,000

(1)	Held by DBRI and expected to be contributed to one or more future securitization transactions.

■	The Mortgaged Property. The 2 Washington Property is comprised of (i) most of the 1st floor, (ii) floors 2-15 and (iii) a portion of the cellar of the 2 Washington Building. The 2 Washington Property includes 345 multifamily units and 27,989 SF of classroom and play space. The 2 Washington Building is a 21-story multifamily building located in the Battery Park neighborhood of Manhattan, New York. The 2 Washington Building was originally developed as an office building in 1972 and is part of a condominium regime. The borrower sponsor purchased the 2 Washington Property in 2004 and operated the 2 Washington Property as commercial office space until 2018. Subsequently, the borrower sponsor spent approximately $80.0 million to convert the office space on floors 3-15 to luxury multifamily units. The construction of the multifamily units was completed in 2020 with the rooftop pool/lounge construction completed in May 2021.

The multifamily unit mix is comprised of 304 studios, 30 one bedrooms, 9 two bedrooms and 2 three bedrooms. The apartments are built to a contemporary luxury standard. Finishes include wide-plank wood floors, painted gypsum board walls and ceiling heights ranging from 8 to 10 feet. The kitchens feature stone countertops and backsplashes, white panel cabinetry, Café oven and cooktop, GE Profile microwave, and Blomberg refrigerator/freezer matched to the cabinetry. All units are outfitted with a stacked Bosch washer/dryer. The upper floors offer views of Battery Park, the Freedom Tower and the Hudson River. Building amenities include a co-working space, multiple tenant lounges, a fully equipped fitness center, a sports lounge with a golf simulator, bicycle storage, music room and roof deck with a swimming pool, which are open for use to all multifamily tenants.

The borrower sponsor originally planned to operate the apartments as ordinary apartment rentals. However, prior to completion, the borrower sponsor was approached by Sonder USA Inc. (“Sonder”), a hospitality startup that manages short-term rentals, to master lease the entire multifamily portion of the 2 Washington Property. As such, the multifamily portion of the 2 Washington Property is being operated similar to an extended stay hotel with varying length of stays. The 345 units are leased to Sonder under a ten year master lease at an initial annual base rent of approximately $15.14 million (such amount inclusive of free rent). The borrower has six months of lease security from Sonder (approximately $7.5 million) in the form of 50% surety bond and 50% letter of credit. Sonder’s lease commenced in September 2020 and has more than nine years remaining on its term, with a floor by floor lease expiration beginning February 28, 2031 and ending October 31, 2031. In addition to the six months of lease security from Sonder, $5.0 million was reserved (the “Sonder Replacement Reserve Funds”) at loan origination to cover operating and debt service shortfalls. Provided no event of default under the 2 Washington Whole Loan documents has occurred and is continuing, if, as of any monthly payment date, there is a Shortfall (as defined below), and provided no funds are available in the Shortfall Reserve (as defined below), the Sonder Replacement Reserve Funds may be added to the rents in an amount to cover such Shortfall. Provided no event of default is continuing, upon a “Stabilization Event”, which includes but is not limited to (i) Sonder achieving an investment grade credit rating or (ii) Sonder exercising the renewal option in its lease, any remaining Sonder Replacement Reserve Funds will be added to the rents on the next occurring monthly payment date and applied in accordance with the payment priorities in the loan agreement.

Sonder has taken possession of and commenced paying rent on the multifamily units pursuant to a phased lease and rent commencement schedule. Pursuant to such schedule, Sonder is entitled to certain rent abatement periods including (i) following the occurrence of the lease commencement date for any individual phase, (x) a

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

2 Washington

100% abatement for the first monthly installment of base rent with respect to the multifamily units related to such phase, (y) a 50% abatement for the 2nd through 12th monthly installments of base rent with respect to the multifamily units related to such phase, and (z) a 25% abatement for the 21st through 28th, 45th through 48th, and 57th through 60th monthly installments of base rent with respect to the multifamily units related to such phase, and (ii) following the occurrence of the last lease commencement date (the “Final Phase Date”), (a) a 100% abatement of base rent with respect to all multifamily units for the 37th, 61st and 85th monthly installments of base rent after the Final Phase Date and (b) a 100% abatement of base rent for a month of Sonder’s choice with respect to all multifamily units following the 36th month after the Final Phase Date. At origination, the borrower deposited $3.0 million with the lender into a rent concession reserve. The reserve will be disbursed to the lockbox account as rent in 12 equal installments over the first 12 months following the origination date and will not be replenished. The reserve is not expected to be sufficient to cover all of the aforementioned rent abatement periods.

For so long as the master lease is in effect, the borrower is entitled to receive only rents from the master lease, and not the underlying rents and other receipts from the multifamily portion of the 2 Washington Property. The UW NOI Debt Yield and UW NCF DSCR of the 2 Washington Whole Loan, based only on the master lease rent for the multifamily portion, is 9.9% and 2.82x, respectively. The UW NOI Debt Yield and UW NCF DSCR of the 2 Washington Whole Loan, based on the appraisal’s market rents for the multifamily portion (and not the master lease rent), is 8.7% and 2.48x, respectively.

Sonder (185,258 SF (345 units); 86.0% of NRA; 92.2% underwritten base rent) is an apartment-hotel company founded in 2012 that manages short-term rentals of studios, lofts, hotel rooms, and apartments. Sonder is headquartered in San Francisco and operates in more than 30 cities and 8 countries with more than 4,500 listings available worldwide. Sonder has served more than 1.0 million guests since its inception and has raised in excess of $560 million in investor funding. In April 2021, Sonder announced that it had entered into an agreement to go public by merging with a special purpose acquisition company sponsored by an affiliate of The Gores Group LLC and an affiliate of Dean Metropoulos of Metropoulos & Co., which is expected to give the combined entity a reported enterprise value, as of the April 2021 announce date, of approximately $2.2 billion. We cannot assure that the merger will be finalized as expected or at all. In the New York City area, Sonder currently operates at The Nash (222 E 39th St), 9 West 26th Street, The Oskar (572 11th Ave), Chambers (15 W 56th St), and 180 Water Street.

Approximately 286 of the multifamily units are designated under occupancy group “R-1” of the related building code, which only permits rentals for a maximum period of 30 days. Accordingly, Sonder operates such units as short-term rentals of 30 days or less. The remaining multifamily units are designated under occupancy group “R-2” of the related building code, which requires a minimum rental period of at least 30 days. Following the expiration or earlier termination of the Sonder lease, the loan documents require the borrower to deliver to the lender a certificate of occupancy designating each of the 345 multifamily units at the 2 Washington Property as occupancy group “R-2” under the related building code.

The 1st floor of the 2 Washington Property contains a newly built lobby with luxury finishes, a full-time lobby attendant and a separate multifamily entrance. The 2nd floor and a portion of the 1st floor are leased to the New York City Board of Education, which operates the premises as a pre-kindergarten (“Pre-K”) public school. There is a one-story extension fronting on West Street, which consists of a loading dock and mechanical space. The roof of this extension serves as an exterior plaza which is utilized as an outdoor play area for the Pre-K public school.

NYC Board of Education (27,989 SF; 13.0% of NRA; 7.8% of underwritten base rent; rated AA-/Aa2/AA by Fitch/Moody’s/S&P) is the department of the government of New York City that manages the city's public school system. The City School District of the City of New York is the largest school system in the United States, with approximately 1.1 million students taught in more than 1,800 separate schools. The NYC Board of Education has been a tenant at the 2 Washington Property since 2015 and operates its premises as a 108-seat Pre-K school. The space features its own separate secure street level entrance and lobby, which are only open to students, families of students and teachers. The Pre-K school is located on the second floor with access to a 5,000 SF outdoor play area, which is included in its SF. The NYC Board of Education signed a 15-year lease which extends through February 2031 with no renewal options. The NYC Board of Education has the right to terminate its lease at any time upon 180 days’ notice. The 27,989 SF leased to the NYC Board of Education includes 22,989 SF of

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

2 Washington

interior space and 5000 SF of outdoor play space. As of September 6, 2021, the Pre-K school is currently open, in person, and paying rent.

The 2 Washington Property is subject to a condominium regime, which includes the 2 Washington Building (designated as the “North Building” in the condominium regime) and 17 Battery Place South (the “South Building”). The North Building is comprised of (i) condominium Unit 3A, which is the 2 Washington Property and collateral for the 2 Washington Whole Loan and (ii) condominium Unit 3B (not part of the collateral), which includes office space located on floors 16-21 and part of the cellar and 1st floor and is owned and occupied by Nyack College. The South Building is comprised of (i) a 20-story building, also known as the Whitehall Building, which spans from West Street to Washington Street on the north side of Battery Place and (ii) a 31-story building to the west built as an annex to the Whitehall Building. The South Building (not part of the collateral) is comprised of office space located on the first 13 floors (Unit 2) and multifamily units located on floors 14 to 31 (Unit 1). The borrower holds a 32.9449% common interest in the overall condominium and a 65.8898% common interest in the North Building. The condominium regime consists of three separate condominium boards including (i) a board for the North Building, (ii) a board for the South Building and (iii) a board of managers overseeing both the North Building and the South Building (the “Board of Managers”). The borrower controls the condominium board for the North Building but does not control the condominium board for the South Building or the Board of Managers. See “Description of the Mortgage Pool—Condominium Interests and Other Shared Interests” in the Preliminary Prospectus.

The following table presents certain information relating to the unit mix at the 2 Washington Property:

Unit Mix

Unit Type	# of Units	Avg. SF	NRA	Sonder Rent / Unit(1)	Sonder Rent PSF(1)	Avg. Market Rent PSF (2)	Avg. Market Rent per Unit(2)
Studio	304	508	154,515	$3,461	$81.75	$75.90	$3,215
1-Bedroom	30	717	21,518	$4,885	$81.75	$75.03	$4,485
2-Bedroom	9	804	7,232	$5,477	$81.75	$81.39	$5,450
3-Bedroom	2	997	1,993	$6,792	$81.75	$75.87	$6,300
Total	345	536	185,258	$3,656	$81.75	$76.02	$3,402

(1)	Based on the in place base rent under the Sonder lease.
(2)	Based on the appraisal’s concluded market rent operated as a traditional multifamily property.

The following table presents certain information relating to the tenants at the 2 Washington Street Property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA (SF)	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Sonder(4)(5)	NR/NR/NR	185,258	86.0%	$15,144,842	92.2%	$81.75	2/28/2031	2, 5- year renewal options
NYC Board of Education(6)(7)	AA-/Aa2/AA	27,989	13.0	$1,286,081	7.8	$45.95	2/13/2031	None
Tenant		213,247	99.0%	$16,430,922	100.0%	$77.05
Vacant Spaces (Owned Space)		2,131	1.0%	0	0.0%	$0.00
Totals / Wtd. Avg. All Owned Tenants		215,378	100.0%	$16,430,922	100.0%	$77.05

(1)	Calculated based on the approximate square footage occupied by each tenant.

(2)	Certain ratings are those of the parent entity or government whether or not the parent entity or government guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF are based on the underwritten rent roll dated July 14, 2021.

(4)	Sonder has taken possession of and commenced paying rent on the 345 multifamily units pursuant to a phased lease and rent commencement schedule. Pursuant to such schedule, Sonder is entitled to certain rent abatement periods including, (i) following the occurrence of the lease commencement date for any individual phase, (x) a 100% abatement for the first monthly installment of base rent with respect to the multifamily units related to such phase, (y) a 50% abatement for the 2nd through 12th monthly installments of base rent with respect to the multifamily units related to such phase, and (z) a 25% abatement for the 21st through 28th, 45th through 48th, and 57th through 60th monthly installments of base rent with respect to the multifamily units related to such phase, and (ii) following the occurrence of the Final Phase Date (the last lease commencement date), (a) a 100% abatement of base rent with respect to all multifamily units for the 37th, 61st and 85th monthly installments of base rent after the Final Phase Date and (b) a 100% abatement of base rent for a month of Sonder’s choice with respect to all multifamily units following the 36th month after the Final Phase Date. At origination, the borrower deposited $3.0 million with the lender into a rent concession reserve. The reserve will be disbursed to the lockbox as rent in 12 equal installments over the first 12 months following the origination date and will not be replenished. The reserve is not expected to be sufficient to cover all of the aforementioned rent abatement periods.

(5)	The Sonder lease expires on a floor by floor basis, with expirations commencing in February 28, 2031 and ending October 31, 2031.

(6)	Includes 22,989 SF of interior space and 5,000 SF of outdoor play space, of which the outdoor play space has no attributable rent.

(7)	NYC Board of Education has the right to terminate its lease at any time, upon 180 days’ written notice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

2 Washington

The following table presents certain information relating to the lease rollover schedule at the 2 Washington Property:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028	0	0.0	0.0%	0	0.0	$0.00	0
2029	0	0.0	0.0%	0	0.0	$0.00	0
2030	0	0.0	0.0%	0	0.0	$0.00	0
2031	213,247	99.0	99.0%	16,430,922	100.0	$77.05	2
2032 & Thereafter	0	0.0	99.0%	0	0.0	$0.00	0
Vacant	2,131	1.0	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	215,378	100.0%		$16,430,922	100.0%	$77.05	2

(1)	Calculated based on the approximate square footage occupied by each tenant.

(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF are based on the underwritten rent roll dated July 14, 2021.

COVID-19 Update. As of September 6, 2021, all tenants are open and operating at the 2 Washington Property. Tenants representing approximately 100.0% of the occupied SF and 100.0% of the UW Base Rent are current on rent as of August 2021. The first payment date for the 2 Washington Whole Loan is September 6, 2021. The 2 Washington Whole Loan is current as of the September payment date. As of September 6, 2021, the 2 Washington Whole Loan is not subject to any modification or forbearance requests. The Sonder lease was amended following the COVID-19 pandemic to add additional free rent periods. See “—The Mortgaged Property” above.

The following table presents certain information relating to historical occupancy at the 2 Washington Property:

Historical Leased %(1)

2018(2)	2019(2)	2020	As of 7/14/2021
N/A	N/A	99.0%	99.0%

(1)	As provided by the borrower and reflects the occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	2018 and 2019 occupancies are not available due to the renovation and conversion of the 2 Washington Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

2 Washington

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the 2 Washington Property:

Cash Flow Analysis(1)

	Underwritten (Multifamily Look Through)(2)	Underwritten (In-Place)(3)	Underwritten PSF (In-Place)
Base Rent	$15,368,086	$16,430,922	$76.29
Rent Steps(3)(4)	110,210	450,969	$2.09
Value of Vacant Space	60,000	60,000	$0.28
Gross Potential Rent	15,538,296	16,941,891	$78.66
Total Reimbursement Revenue	1,480,227	1,480,227	$6.87
Total Other Income	388,457	215,000	$1.00
Gross Revenue	$17,406,980	$18,637,118	$86.53
Vacancy Loss	(1,330,495)	(931,856)	($4.33)
Effective Gross Revenue	$16,076,485	$17,705,262	$82.21
Real Estate Taxes	1,620,318	1,620,318	$7.52
Insurance	639,455	639,455	$2.97
Management Fee	482,295	531,158	$2.47
Other Operating Expenses	1,853,018	1,853,018	$8.60
Total Operating Expenses	$4,595,086	$4,643,949	$21.56
Net Operating Income	$11,481,400	$13,061,313	$60.64
Replacement Reserves	93,247	93,247	$0.43
Tenant Improvements	0	0	$0.00
Net Cash Flow	$11,388,152	$12,968,066	$60.21

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Based on a multifamily look through underwriting assuming the Sonder lease is no longer in place. The base rent is based on the appraisal’s concluded market rent, a 5% vacancy rate for multifamily units, and the in place NYC Board of Education rent.

(3)	Based on the underwritten rent roll dated July 14, 2021 representing the in place leases of Sonder and the NYC Board of Education.

(4)	Underwritten (In-Place) Rent Steps include (i) approximately $110,210 in straight line rent steps for the NYC Board of Education and (ii) approximately $340,759 in contractual rent steps through September 2021 for Sonder.

■	Appraisal. According to the appraisal, the 2 Washington Property has an “as-is” appraised value of $217.0 million as of April 6, 2021, based on the leases in place, including the Sonder lease.

■	Environmental Matters. According to the Phase I environmental report dated May 7, 2021, there are no recognized environmental conditions at the 2 Washington Property.

■	Market Overview and Competition. The 2 Washington Property is located at 2 Washington Street in the Battery Park/Financial District neighborhood of Manhattan, New York. The 2 Washington Property is adjacent to Battery Park on Battery Place in between Greenwich Street and West Street. The neighborhood is part of the broader area of Lower Manhattan/Financial District.

The 2 Washington Property is proximate to various transportation options, including local subway lines 1, 4, 5, N, R, J, M and Z, which are all within a 5 minute walk. Fulton Center, located on the southeast corner of Fulton Street and Broadway, provides connections to six lower Manhattan subway stations and connects with the PATH service and the World Trade Center site.

According to a third party market report, the 2 Washington Property is located in the West Village/Downtown submarket. The West Village/Downtown submarket contains approximately 28,062 units and recorded an average asking rent of $4,297 per unit as of the second quarter in 2021. The submarket’s vacancy rate for such quarter was 5.5%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

2 Washington

The following table presents certain information relating to the multifamily rent comparables for the 2 Washington Property:

Comparable Multifamily Property Overview(1)

Property Name / Location	Address	Year Built	Units	Avg. SF	Avg. Rent	Avg. Rent PSF	Free Rent
2 Washington(2)	2 Washington Street	2020	345	537	$3,658	$81.75	N/A
180 Water(3)	180 Water Street	1971/2017	575	699	$4,521	$77.58	4 mos. / 13 mo. lease
New York by Gehry	8 Spruce Street	2010	898	870	$5,572	$76.88	3-4 mos. / 12 mo. lease
The Lara	113 Nassau Street	2013/2014	168	656	$3,718	$67.98	2 mos. / 14 mo. lease
88 Leonard	88 Leonard Street	2007	352	685	$5,058	$88.61	4 mos. / 16 mo. lease
70 Pine	70 Pine Street	1932/2015	612	886	$5,363	$72.61	3 mos. / 24 mo. lease
19 Dutch	19 Dutch Street	2018	483	681	$4,647	$81.89	4 mos. / 13 mo. lease

(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated July 14, 2021 representing the in place Sonder lease.
(3)	Owned by the borrower sponsor.

The following table presents certain information relating to the office lease comparables for the 2 Washington Property:

Comparable Office Lease Overview(1)

Property Name / Location	Tenant	SF	Lease Date	Term	Rent PSF	Lease Type	Free Rent (mos.)
2 Washington(2)	NYC Board of Education	27,989	Dec-14	16.2	$45.95	Modified Gross	N/A
120 Broadway	Old Mission Capital	11,173	Sep-20	10	$60.00	Modified Gross	7
1 State Street	IPC Systems	26,652	Feb-21	5	$57.00	Modified Gross	N/A
55 Broadway	Consulate General of Morocco	18,294	Jan-21	16	$43.00	Modified Gross	14
80 Pine Street	Lactalis USA	14,752	Feb-21	16	$47.00	Modified Gross	N/A
17 State Street	Edward Roberts LLC	4,000	Jan-21	3	$75.00	Modified Gross	N/A
30 Broad Street	Hargreaves Assoc.	5,851	Jun-20	10	$56.00	Modified Gross	8

(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated July 14, 2021.

■	The Borrower. The borrower is Safon Owner LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 2 Washington Whole Loan.

The borrower sponsor and non-recourse carveout guarantor is Joseph Moinian, founder of The Moinian Group. The Moinian Group develops, owns and operates properties across every asset category, including office, hotel, retail, condominiums, and rental apartments. Since its founding in 1982, The Moinian Group has grown to become one of the country’s largest privately held real estate firms, with a portfolio in excess of 20 million square feet.

■	Escrows. At loan origination, the borrower deposited approximately (i) $217,423 into a tax reserve, (ii) $3,000,000 into a rent concession reserve related to the Sonder lease and (iii) $5,000,000 into a Sonder replacement reserve, which may be applied to pay Shortfalls, to the extent funds in the Shortfall reserve described below are insufficient. “Shortfalls” means the amount by which rents on deposit for a monthly payment date are less than debt service, reserves and operating and extraordinary expenses payable on such payment date.

Upon a Stabilization Event, provided no event of default is continuing, any remaining amount of the $5,000,000 deposited into the Sonder replacement reserve is required to be deposited into the cash management account and applied in the same manner as rents on the next payment date, and accordingly, will be released to the borrower, provided no Trigger Event is continuing.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

2 Washington

A “Stabilization Event” means the earliest to occur, in the good faith judgment of the lender, of (i) the date that is 90 days prior to the original expiration date of the Sonder lease so long as (A) no Sonder monetary or material non-monetary event of default under its lease has occurred which has not been cured or waived in writing with the consent of the lender, (B) the lease extension conditions specified in the Sonder lease are satisfied, (C) Sonder has irrevocably exercised its first extension option under the Sonder lease and (D) Sonder delivers an estoppel certificate, in form and substance reasonably acceptable to the lender confirming items (A) through (C) above, (ii) Sonder is an investment grade entity, and (iii) if following the completion of a Residential Reversion (as defined below) and the payment in full of all Residential Reversion costs and any unpaid costs budgeted by the borrower to make ready each residential unit for long term multifamily apartment use, the 2 Washington Property has achieved a debt yield exceeding 7.0% for two consecutive calendar quarters or a debt yield exceeding 6.0% for four consecutive calendar quarters (in either case, the “Minimum Debt Yield”).

A “Residential Reversion” means following the expiration or earlier termination, rejection or cancellation of the Sonder lease, the operation of the 286 multifamily units not designated as building code occupancy group “R-2” as of the origination date in the residential component for multifamily apartment use under residential leases under use group R-2, including obtaining all necessary certifications, permits, licenses, approvals, certificates of completion and occupancy required to comply with all applicable legal requirements, zoning or other ordinances applicable thereto (including, without limitation, delivery by the borrower to the lender of a valid and effective temporary or permanent certificate of occupancy designating each of the 345 residential units at the 2 Washington Property as building code occupancy group “R-2”).

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the estimated annual real estate taxes (initially estimated at approximately $140,123).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12 of the estimated annual insurance premiums, unless an acceptable blanket policy is in effect. As of the origination date, an acceptable blanket policy was in place.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $8,489 for replacement reserves.

Common Charges Reserve – The borrower is required to deposit into a common charges reserve, on a monthly basis, an amount equal to the monthly amount set forth in the approved annual budget for condominium charges.

Lease Sweep Reserve – During the continuance of a Lease Sweep Period (as defined below), all excess cash is required to be swept into a lease sweep reserve account.

Shortfall Reserve – If there is a continuing monetary or material non-monetary event of default under the Sonder lease, within 30 days after such default, the borrower is required to deposit into a shortfall reserve an amount equal to the lender’s determination of the Shortfalls anticipated to occur for a period from the date of determination through the sixth monthly payment date thereafter. If at any time thereafter and prior to the occurrence of a Stabilization Event, funds in the shortfall reserve are less than the lender’s determination of anticipated Shortfalls for the next three payment dates, the borrower is required to deposit the amount of such anticipated Shortfalls into such reserve. Provided no event of default has occurred and is continuing, upon a Stabilization Event, any remaining shortfall funds will be added to rents on the next monthly payment date and applied in accordance with the payment priorities in the loan agreement.

A “Lease Sweep Period” will commence on the first monthly payment date following any of: (a) the earlier of (i) the date that is 12 months prior to the expiration of the Sonder lease or (ii) the date required under the Sonder lease by which Sonder is required to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised); (b) upon the early termination, early cancellation or early surrender of the Sonder lease (or more than 50% thereof) or borrower’s receipt of notice of Sonder’s intent to effect the same; (c) upon Sonder discontinuing its business in more than 50% of its premises at the 2 Washington Property (i.e., “goes dark”) or ceases using its premises for the permitted use for a period of 30 days or gives notice that it intends to do so; (d) upon a monetary or material non-monetary default under the Sonder lease beyond any applicable notice and cure period or (e) upon a bankruptcy or insolvency proceeding or similar event with respect to Sonder, or its direct or indirect parent company or any guarantor of the Sonder lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

2 Washington

A Lease Sweep Period will end, (i) in the case of clause (a), (b) and (c) above, if (1) a Residential Reversion has occurred and the Residential Reversion costs have been paid in full (subject to the contesting by the borrower of any amounts in good faith in accordance with the loan agreement), and (2) the 2 Washington Property has achieved the Minimum Debt Yield; (ii) in the case of clause (a) above, the date on which Sonder irrevocably exercises its renewal or extension option with respect to all of its space, and sufficient funds have been accumulated in the Lease Sweep Reserve (during the continuance of the subject Lease Sweep Period) to cover all reasonably anticipated approved leasing expenses, free rent periods and/or rent abatement periods in connection with such renewal or extension; (iii) in the case of clause (b) above, if such surrender, cancellation or termination or such notice of written intent to surrender, cancel or terminate is irrevocably waived in writing by Sonder; (iv) in the case of clause (c) above, the date on which Sonder has recommenced its business in its space which business has not been discontinued for a period of 60 consecutive days; (v) in the case of clause (d) above, the date on which the subject monetary or material non-monetary default has been cured, and no other monetary or material non-monetary default under the Sonder lease occurs for a period of three consecutive months following such cure and (vi) in the case of clause (e) above, (I) the applicable insolvency proceeding has terminated and, unless such insolvency proceeding is involuntary and has been terminated by reason of the discharge or dismissal thereof, the Sonder lease (and any guaranty thereof) has been affirmed or assumed, without modification of the Sonder lease or any guaranty thereof (except any modification done in accordance with the loan agreement), by Sonder and each guarantor (if any) of the Sonder lease in a manner reasonably satisfactory to the lender pursuant to a final, non-appealable order of the bankruptcy court, and in connection therewith all monetary or material non-monetary defaults under the Sonder lease are cured and Sonder is in occupancy of its premises and paying full, unabated rent under the Sonder lease, (II) the Sonder lease has been assumed and assigned to a third party in a manner reasonably satisfactory to the lender pursuant to a final, non-appealable order of the bankruptcy court, and in connection therewith all monetary or material non-monetary defaults under the Sonder lease are cured and Sonder is in occupancy of its premises and paying full, unabated rent under the Sonder lease, or (III) in the event the Sonder lease is rejected in the insolvency proceeding, (1) a Residential Reversion has occurred and the Residential Reversion costs have been paid in full (subject to the contesting by the borrower of any amounts in good faith in accordance with the loan agreement) and (2) the 2 Washington Property has achieved the Minimum Debt Yield.

■	Lockbox and Cash Management. The 2 Washington Whole Loan is structured with a hard lockbox and in place cash management. The borrower is required to cause all commercial tenants to transmit all rents directly to the lockbox account, and if the borrower or property manager receives any rents or other revenues, to transmit such rents or revenues to the lockbox account within two business days after receipt. Funds in the lockbox account are required to be swept on the last business day of each week and on each monthly payment date into a lender controlled cash management account, and, provided no event of default is continuing, applied on each monthly payment date (i) to make deposits into the tax, common charges and insurance reserves, (ii) to pay debt service, (iii) to make deposits into the replacement reserve, (iv) to pay (I) the lesser of lender-approved budgeted operating expenses and actual operating expenses, minus (II) the amount by which lender-approved budgeted operating expenses exceeded actual operating expenses in prior months, to the extent not previously deducted pursuant to this clause (II), (v) to pay non-discretionary operating expenses not set forth in the annual budget and lender-approved extraordinary expenses, if any; and lastly, all remaining funds will be disbursed in the following order: (A) during a Lease Sweep Period, into the Lease Sweep Reserve, (B) if no Lease Sweep Period exists, and any other Trigger Period exists, to an excess cash flow reserve, to be held as additional collateral for the 2 Washington Whole Loan during the continuance of such Trigger Period, and (C) if no Trigger Period exists, to the borrower.

A “Trigger Period” will commence upon (i) an event of default under the 2 Washington Whole Loan, (ii) a Low Debt Yield Period (as defined below) or (iii) a Lease Sweep Period; and will end upon, in the case of clause (i), a cure of such event of default has been accepted by the lender, in the case of clause (ii), the Low Debt Yield Period has ended and, in the case of clause (iii), the Lease Sweep Period has ended.

A “Low Debt Yield Period” means (x) the debt yield is less than 7.0% as of any calendar quarter and will end if (a) the 2 Washington Property has achieved the Minimum Debt Yield or (b) upon delivery by the borrower to the lender of either (x) funds for deposit into the cash collateral account in an amount equal to the Debt Yield Maintenance Amount (as defined below), or (y) a letter of credit in an amount equal to the Debt Yield Maintenance Amount, which funds or letter of credit are required to be returned to the borrower if the Minimum Debt Yield is satisfied without giving effect thereto.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

2 Washington

A “Debt Yield Maintenance Amount” means an amount which, if applied to repay the then outstanding principal balance of the 2 Washington Whole Loan, would cause the Minimum Debt Yield to be satisfied.

■	Property Management. The 2 Washington Property is managed by Columbus Property Management LLC, an affiliate of the borrower.

■	Current Mezzanine or Subordinate Secured Indebtedness. None.

■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The 2 Washington Whole Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage against loss or damage by certified terrorist acts in an amount equal to the full replacement cost of the 2 Washington Property, plus business interruption coverage in an amount covering a period of restoration of 24 months with a 12 month extended period of indemnity endorsement, provided that such coverage is available; provided further that if TRIPRA is no longer in effect, the borrower will not be required to pay terrorism insurance premiums in excess of two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components) at the time that terrorism coverage is excluded from the applicable insurance policy. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The domain

DOMAIN

iPic THEATERS

Neiman Marcus

Dillard's

TESLA

macy's

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The domain

CHASE
Neiman Marcus
3 LEVEL RESIDENTIAL ABOVE
VACANT
JOHNNY WAS
VINCE.
lululemon athletica
DAVID YURMAN
GOLDEN GOOSE
PETER MILLAR
TIFFANY & Co.
VACANT
STUART WEITZMAN
PRONOVIAS
ATHLETA
COACH
TORY BURCH
Free People
3 LEVEL RESIDENTIAL ABOVE
3 LEVEL RESIDENTIAL ABOVE
KENDRA SCOTT
Ben Bridge
VACANT
VACANT
NORTH
TUMI
sunglass hut
SECOND LEVEL
SPA REVEIL
VACANT
Lilly Pulitzer
INDOCHINO
VINEYARD VINES
Madewell
TED BAKER
3 LEVEL RESIDENTIAL ABOVE
3 LEVEL RESIDENTIAL ABOVE
CRU – A WINE BAR
True Food
VACANT
KEDMA COSMETICS
LOFT
J.CREW
SANDRO
SWEET PARIS CREPERIE & CAFE
BANANA REPUBLIC
ARTIZIA
ANTHROPOLOGIE
VICTORIA'S SECRET
ALTAR'D STATE
PLANK SEAFOOD PROVISIONS
BLUE SUSHI SAKE GRILL
VACANT
Lucky Brand
PRESSED JUICERY
RESIDENTIAL
RESIDENTIAL
LEVI'S
VANS
ALDO
PINK
WHITE HOUSE BLACK MARKET
VACANT
UNTUCKit
L'OCCITANE
H&M
RESIDENTIAL
RESIDENTIAL
H&M
SECOND LEVEL
TWISTED
THE YARD MILKSHAKE BAR
FOREVER 21
ZARA
2 LEVEL RESIDENTIAL ABOVE
XIAN NOODLES
COPPER
VACANT
ARHAUS
GLORIA'S
PUNCH BOWL SOCIAL
macy's
SECOND LEVEL
SHAKE SHACK
The Domain
Anchor / In-line
Anchor / In-line
Residential
Vacant

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The domain

DICK'S SPORTING GOODS
DIAMONDS DIRECT
3 LEVEL RESIDENTIAL ABOVE
PARKING DECK NORTH
VACANT
F45 FITNESS TRAINING
zumiez
THE SELFIE GALLERIES
VACANT
VACANT
COFFEE & CRISP
EXPRESS
VACANT
TORRID
THE CORNER MARKET
Buckle
AMERICAN EAGLE
VACANT
WANDERLUST YOGA
PRETTY KITTY
ORGANIC BRONZE
VACANT
SPA SWAY
PARKING DECK EAST
PURE PILATES AUSTIN
BLO BLOW DRY BAR
COURTYARD
POOL
DOLCE BLU LASH STUDIO & BOUTIQ
VACANT
RESIDENTIAL BUILDING
ROYAL TUXEDO
iPic
BEARD PAPA'S
YOGURT PLANET
VACANT
VACANT
MAC'S BARBERSHOP
LOCAL LIFE REALTY
VACANT
VACANT
VACANT
PARKING DECK SOUTH
VACANT
VACANT
VACANT
VACANT
HANGAR ORTHOPEDIC GROUP, INC.
FAST-FIX
MAGGIANO'S
VACANT
CAESARS NAILS & SPA
SUSHI ZUSHI
Dillard's
CAVA
The Domain II
Anchor / In-line
Anchor / In-line
Residential
Vacant
N

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The domain

The Domain
11410 Century Oaks Terrace
Austin, TX 78758
Jollyville
Wells Branch
Austin
AMTRAK
AMTRAK
METRORAIL
Electronic Arts
Dun & Bradstreet
Polycom
Paypal
Oracle
Ebay
IndyMac
Deloitte
Northtech Business Center
HP
Hospira
Hospira
Pfizer
Austin's Park N Pizza
Cinemark 20 and XD
Countryside Place
Katherine Fleischer Park
Rattan Creek Park
Palmer McNeil Plaza
McNeil Crossing
Cisco
Flex
Canon
Charles Schwab
Oracle
Apple
Apple
Gtech
Xerox
Accenture
NetSuite
Allergan
Apple
Visa
Optum
Ch2m
TriNet
3M
W PARMER LN
Parmer Crossing
Parmer Square
The Market at Parmer Lane
The Home Depot
Kohl's
Scofield Crossing
Lowes
Shops at Tech Ridge
GM IT Innovation Center
HID Global
Walmart Supercenter
The Home Depot Technology Center
Balcones Community Park
Spectrum
St. David's North Austin Medical Center
National Instruments Corporation
Time Warner
NORTH BURNET
HomeAway
IBM
Charles Schwab
NRG
Tech Ridge Center
Dell
General Motors
Seton Northwest Hospital
BMC Software
vAuto
Forcepoint
Microsoft
Tanknology
Bazaarvoice
Amazon
OneWest Bank
Time Warner
SunPower Corp.
The Domain Shopping Center
Trend Micro
Walnut Creek Metropolitan Park
COPPERFIELD
Capital Crossing
Great Hills Station
University of Texas
IBM
IE2 Construction
Arboretum
Intel
Gateway Shopping Center
Qualcomm
Oracle
J. J. Pickle Research Campus The University of Texas at Austin
NORTH AUSTIN
BURNET RD
Leander
Hutto
Round Rock
Jonestown
Jollyville
Pflugerville
Manor
Austin
Bee Cave
West Lake Hills
Sunset Valley
San Leanna
Buda

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The domain

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		GSMC
Location (City/State)	Austin, Texas		Cut-off Date Balance(2)		$64,000,000
Property Type	Retail		Cut-off Date Balance per SF(1)		$236.88
Size (SF)	886,526		Percentage of Initial Pool Balance		5.7%
Total Occupancy as of 6/3/2021	93.1%		Number of Related Mortgage Loans		None
Owned Occupancy as of 6/3/2021	93.1%		Type of Security		Fee
Year Built / Latest Renovation	2007 / 2015-2018		Mortgage Rate		3.09400%
Appraised Value	$452,000,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		NAP
			Original Interest Only Period (Months)		120

Underwritten Revenues	$45,170,187
Underwritten Expenses	$16,213,342		Escrows(3)
Underwritten Net Operating Income (NOI)	$28,956,844			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$27,494,076		Taxes	$0	Springing
Cut-off Date LTV Ratio(1)	46.5%		Insurance	$0	Springing
Maturity Date LTV Ratio(1)	46.5%		Replacement Reserve	$0	Springing
DSCR Based on Underwritten NOI / NCF(1)	4.40x / 4.17x		TI/LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(1)	13.8% / 13.1%		Other Reserves(4)	$6,912,288	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$210,000,000	100.0%	Loan Payoff	$175,106,561	83.4%
			Return of Equity	33,823,051	16.1
			Closing Costs	1,070,388	0.5

Total Sources	$210,000,000	100.0%	Total Uses	$210,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of The Domain Whole Loan (as defined below). See “—The Mortgage Loan” below.

(2)	The Cut-off Date Balance of $64,000,000 represents The Domain Loan (as defined below), which is part of The Domain Whole Loan.

(3)	See “—Escrows” below.

(4)	The Other Reserves consists of an ongoing major tenant reserve, a guaranty of upfront reserve of $6,565,265 for outstanding TI/LC, and a guaranty of upfront reserve of $347,023 for gap rent. See “—Escrows” below.

■	The Mortgage Loan. The Domain mortgage loan (“The Domain Loan”) is part of a whole loan (“The Domain Whole Loan”) consisting of six pari passu promissory notes with an aggregate original principal balance of $210,000,000 and is secured by a first mortgage encumbering the borrowers’ fee interest in an anchored retail property located in Austin, Texas (“The Domain Property”). The Domain Loan, which will be included in the Benchmark 2021-B29 transaction, is evidenced by non-controlling notes A-3-1 and A-3-3, has an aggregate outstanding principal balance as of the Cut-off Date of $64,000,000 and represents approximately 5.7% of the Initial Pool Balance.

The Domain Whole Loan was co-originated by Goldman Sachs Bank USA (“GSBI”) and Bank of America, N.A. (“BANA”) on June 16, 2021. The Domain Whole Loan has an interest rate of 3.09400% per annum. The borrowers utilized the proceeds of The Domain Whole Loan to refinance existing debt on The Domain Property, pay origination costs and return borrower sponsor equity.

The Domain Whole Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Domain Whole Loan requires interest-only payments during the full term. The scheduled maturity date of The Domain Whole Loan is July 1, 2031. Voluntary prepayment of The Domain Whole Loan is prohibited prior to December 1, 2030. In addition, provided that no event of default under The Domain Whole Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted in whole (or in part as described below under “—Release of Collateral”) at any time on or after the first due date following the second anniversary of the Closing Date (the “Domain Defeasance Lockout Period”).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The domain

The table below summarizes the promissory notes that comprise The Domain Whole Loan. The relationship between the holders of The Domain Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1, A-2-2	$76,000,000	$76,000,000	BANK 2021-BNK35	Yes(1)
A-2-1	50,000,000	50,000,000	MSC 2021-L6	No
A-3-1, A-3-3	64,000,000	64,000,000	Benchmark 2021-B29	No
A-3-2	20,000,000	20,000,000	Benchmark 2021-B28	No
Total	$210,000,000	$210,000,000

(1)	The Domain Whole Loan is serviced pursuant to the pooling and servicing agreement for the BANK 2021-BNK35 securitization and the controlling Note A-1.

■	The Mortgaged Property. The Domain Property is an 886,526 square foot Class A anchored retail development consisting of 730,285 square feet of retail space and 156,241 square feet of office space within the larger Domain development (“The Domain”). The Domain Property is 93.1% occupied by 128 retail and office tenants as of June 3, 2021. The retail component at The Domain Property consists of two phases, Domain I and Domain II. Domain I, which is anchored by Macy’s (not collateral for The Domain Whole Loan) and the only Neiman Marcus in the Austin area, is tenanted by upscale retailers and sit-down restaurants. Domain II, which is anchored by Dillard’s (not collateral for The Domain Whole Loan) and Dick’s Clothing & Sporting Goods, is tenanted by a variety of mid-market retailers and service establishments. Further, almost half of the retail stores at The Domain Property are exclusive within the Austin market. The Domain Property is a live-work-play development, featuring a park-like setting containing four children’s play areas and The Lawn, a dynamic green space covered by a cable LED-lit overhead structure that hosts entertainment, concerts and other activities. The Domain is a multi-phase development consisting of The Domain Property, over 800 residential units in two buildings and four on-site hotels. The portions of the retail spaces located in the two residential buildings are subject to condominium regimes whereby the related condominium association governs the management, repair, replacement and maintenance of the common areas in the related condominium. The borrowers have a 50% voting interest in each condominium regime.

The Domain Property has a granular rent roll, with no tenant occupying more than 9.1% of the net rentable area or accounting for more than 6.9% of underwritten base rent. As of June 3, 2021, The Domain Property was 93.1% leased. The largest tenants by base rent include Hanger Orthopedic Group, Inc, Forever 21, H&M, IPIC Theaters and Dick’s Clothing & Sporting Goods, with no other tenant representing more than 2.7% of underwritten base rent. Overall inline property sales for tenants who report at The Domain Property increased 17.2% from 2018 to 2019 to $625 PSF. Sales declined in 2020 as The Domain Property was closed between March 18 and May 1, 2020 due to COVID-19 restrictions. However, as of the trailing 12 month period ending April 30, 2021, sales have increased by 11.5% over the 2020 figure of $496 PSF to $553 PSF.

The following table presents certain inline sales history at The Domain Property:

Inline Sales History(1)

	2018	2019	2020(2)	TTM 3/31/2021	TTM 4/30/2021
Sales PSF (Inline < 10,000 SF)	$533	$625	$496	$515	$553
Occupancy Cost (Inline < 10,000 SF)	13.2%	12.5%	15.2%	15.4%	14.6%

(1)	Information is as of April 30, 2021, as provided by the borrower sponsor and only includes tenants reporting sales.

(2)	The Domain Property was closed between March 18, 2020 and May 1, 2020 due to COVID-19 restrictions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The domain

The following table contains anchor and major tenant sales history for The Domain Property:

Major Tenant Sales History(1)

Tenant	SF	2018	2019	2020(2)	4/30/2021 TTM	Sales PSF/Screen(3)
Dillard’s (Non-collateral)	206,308	$21,293,049	$21,503,483	$18,208,744	NAV	$88
Macy’s (Non-collateral)	140,000	$23,800,000	$23,600,000	$23,600,000	NAV	$169
Dick’s Clothing & Sporting Goods	80,400	$11,019,624	$10,477,728	$14,159,244	$12,761,088	$159
Neiman Marcus	80,000	$40,045,600	$45,960,800	$31,453,600	$35,256,663	$441
IPIC Theaters	37,321	$6,199,018	$5,398,109	$1,566,362	$1,109,180	$138,648
Forever 21	31,691	$7,145,370	$6,374,328	$4,444,346	$5,992,451	$189
H&M	24,065	$7,351,598	$8,110,963	$5,065,562	$6,110,532	$254

(1)	Information is as of April 30, 2021, as provided by the borrower sponsor.

(2)	The Domain Property was closed between March 18 and May 1, 2020 due to COVID-19 restrictions. On May 1, 2020, IPIC Theaters opened at limited capacity, on June 3, 2020, it began operating at 50% capacity and starting June 11, 2020 it fully re-opened.

(3)	Sales PSF/Screen are based on 2020 sales for Dillard’s and 2019 sales for Macy’s, and 4/30/2021 TTM for all other tenants. Macy’s is not required to report sales and their sales shown above are estimates. Dillard’s is only required to report sales annually.

Major Tenants.

Dick’s Clothing & Sporting Goods (80,400 SF, 9.1% of NRA, 2.9% of underwritten base rent). Dick’s Clothing & Sporting Goods (“Dick’s”), founded in 1948, is a leading sporting goods retailer offering sports equipment, apparel, footwear and accessories in 847 stores across the United States. Dick’s occupies its own building at Domain II on a lease that expires in January 2025, with no renewal options. Dick’s is currently paying an annual rent of $9.70 PSF, with no remaining rent increases. Sales for Dick’s at The Domain Property were reported at $137 PSF, $130 PSF, $176 PSF and $159 PSF for 2018, 2019, 2020, and 4/30/2021 TTM, respectively.

Neiman Marcus (80,000 SF, 9.0% of NRA, 1.1% of underwritten base rent). Neiman Marcus is a privately-owned luxury department store retailer that operates 43 namesake Neiman Marcus stores, two Bergdorf Goodman full-line stores and 10 Last Call clearance centers. Neiman Marcus owns its improvements and is subject to a ground lease at Domain I that expires in March 2027, with four 5-year renewal options upon at least 14-months’ prior written notice. Neiman Marcus is currently paying annual ground rent of $3.87 PSF with no rent increases along with 2.5% of gross sales in excess of $15,000,000 (an additional $6.33 PSF based on 4/30/2021 TTM sales). Sales for Neiman Marcus at The Domain Property were reported at $501 PSF, $575 PSF, $393 PSF and $441 PSF for 2018, 2019, 2020, and 4/30/2021 TTM, respectively.

Hanger Orthopedic Group, Inc (77,694 SF, 8.8% of NRA, 6.9% of underwritten base rent). Headquartered at The Domain Property, Hanger Orthopedic Group, Inc. (“Hanger”) is a publicly-traded provider of orthotic and prosthetic services and products, with nearly 5,000 employees and 800 Hanger Clinic locations across the United States. Hanger is the largest domestic provider of healthcare services enabling human mobility. Hanger has occupied 77,694 SF of office space at Domain I since 2010 on a lease that expires in July 2023, with two 5-year renewal options upon at least 9-months’ prior written notice. Hanger is currently paying annual rent of $23.25 PSF, with annual rent increases of $0.75 PSF.

IPIC Theaters (37,321 SF, 4.2% of NRA, 3.1% of underwritten base rent). Established in 2010, IPIC Theaters is a luxury restaurant-and-movie theater brand with boutique theaters featuring chef-driven menus, bars and lounges. IPIC Theaters has 15 locations across the United States. IPIC Theaters occupies 37,321 SF at Domain II on a lease that expires in January 2031, with three 5-year renewal options upon at least 6-months’ prior written notice. IPIC Theaters is currently paying annual rent of $21.00 PSF, with 4.7%-5.5% increases every 5 years. Sales for IPIC Theaters at The Domain Property were reported at $774,877 per screen, $674,764 per screen, $195,795 per screen and $138,648 per screen for 2018, 2019, 2020, and 4/30/2021 TTM, respectively.

Forever 21 (31,691 SF, 3.6% of NRA, 3.8% of underwritten base rent). Founded in 1984, Forever 21 is an American fast fashion retailer that sells accessories, beauty products, home goods and clothing. Forever 21 occupies 31,691 SF at Domain I on a lease that expires in January 2023, with no renewal options. Forever 21 does not pay base rent but pays 17.14% of gross sales ($32.41 PSF based on 4/30/2021 TTM sales). Sales for Forever 21 at The Domain Property were reported at $225 PSF, $201 PSF, $140 PSF and $189 PSF for 2018, 2019, 2020, and 4/30/2021 TTM, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The domain

H&M (24,065 SF, 2.7% of NRA, 3.2% of underwritten base rent). H&M is a Swedish global apparel company with a family of brands and businesses in 74 markets. H&M occupies 24,065 SF at Domain I on a lease that expires in January 2023, with one 5-year renewal option upon at least 180-days’ prior written notice. H&M is currently paying annual rent of $35.30 PSF, which steps to $36.00 PSF for the remaining lease term. Sales for H&M at The Domain Property were reported at $305 PSF, $337 PSF, $210 PSF and $254 PSF for 2018, 2019, 2020, and 4/30/2021 TTM, respectively.

COVID-19 Update. As of September 6, 2021, The Domain Whole Loan is not subject to any forbearance, modification or debt service relief request. As of September 6, 2021, the borrower sponsor has reported that 99% of the expected July and August 2021 rent payments were received. The September debt service payment was made.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at The Domain Property:

Six Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA (SF)	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Tenant Sales $ per SF/ Screen	Occupancy Cost	Lease Expiration	Renewal / Extension Options
Dick’s Clothing & Sporting Goods	NR/NR/NR	80,400	9.1%	$779,880	2.9%	$9.70	$159	10.5%	1/31/2025	None
Neiman Marcus	NR/NR/NR	80,000	9.0%	$310,000	1.1%	$3.87	$441	3.9%	3/8/2027	4, 5-year options
Hanger Orthopedic Group, Inc	NR/B1/B+	77,694	8.8%	$1,864,656	6.9%	$24.00	NAP	NAP	7/31/2023	2, 5-year options
IPIC Theaters(4)	NR/NR/NR	37,321	4.2%	$843,456	3.1%	$22.60	$674,764	15.6%	1/31/2031	3, 5-year options
Forever 21	NR/NR/NR	31,691	3.6%	$1,024,709	3.8%	$32.33	$189	17.1%	1/31/2023	None
H&M	NR/NR/BBB	24,065	2.7%	$866,442	3.2%	$36.00	$254	16.3%	1/31/2023	1, 5-year option
Six Largest Owned Tenants		331,171	37.4%	$5,689,143	21.0%	$17.18
Other Retail Tenants		417,959	47.1%	$18,248,423	67.3%	$43.66
Other Office Tenants		76,071	8.6%	$3,175,428	11.7%	$41.74
Vacant Retail		58,849	6.6%	$0	0.0%	$0.00
Vacant Office		2,476	0.3%	$0	0.0%	$0.00
Totals / Wtd. Avg. All Owned Tenants		886,526	100.0%	$27,112,994	100.0%	$32.86

Non-Collateral Anchors(5)
Dillard’s	BB/Baa3/BB-	206,308					$88
Macy’s	BB/Ba3/B+	140,000					$169

(1)	Based on the underwritten rent roll dated as of June 3, 2021.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ PSF include percent in lieu. In addition to the rent shown in the table above, Neiman Marcus pays 2.5% of gross sales in excess of $15,000,000, which equates to an additional $6.33 PSF based on 4/30/2021 TTM sales. Rent shown above for Forever 21 reflects percent in lieu of 17.14% of gross sales based on 4/30/2021 TTM sales.

(4)	Tenant Sales $ per SF/Screen shown for IPIC Theaters are based on 2019 sales, prior to the COVID-19 pandemic. IPIC Theaters was closed between March 18 and May 1, 2020. After May 1, 2020, the theater opened at limited capacity, on June 3, 2020, it began operating at 50% capacity and starting June 11, 2020, it fully re-opened. Total sales for 4/30/2021 TTM are $1,109,180, which equates to $138,648 per screen and a 102.7% occupancy cost.

(5)	Tenant Sales $ per SF/Screen are based on 2020 sales for Dillard’s and 2019 sales for Macy’s. Macy’s is not required to report sales and its sales shown above are estimates. Dillard’s is only required to report sales annually.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The domain

The following table presents certain information relating to the lease rollover schedule at The Domain Property:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM/2021	7,598	0.9%	0.9%	$425,767	1.6%	$56.04	6
2022	45,859	5.2	6.0%	2,179,753	8.0%	$47.53	10
2023	213,631	24.1	30.1%	7,354,290	27.1%	$34.43	25
2024	72,675	8.2	38.3%	2,483,271	9.2%	$34.17	15
2025	121,743	13.7	52.1%	2,540,534	9.4%	$20.87	11
2026	49,369	5.6	57.6%	2,020,476	7.5%	$40.93	9
2027	139,503	15.7	73.4%	3,323,291	12.3%	$23.82	16
2028	32,913	3.7	77.1%	2,329,677	8.6%	$70.78	13
2029	24,240	2.7	79.8%	1,132,774	4.2%	$46.73	6
2030	17,415	2.0	81.8%	598,736	2.2%	$34.38	2
2031	88,507	10.0	91.8%	2,376,563	8.8%	$26.85	11
2032 & Beyond	11,748	1.3	93.1%	347,862	1.3%	$29.61	5
Vacant	61,325	6.9	100.0%	0	0.0%	$0.00	0
Total / Wtd. Avg.	886,526	100.0%		$27,112,994	100.0%	$32.86	129

(1)	Based on the underwritten rent roll dated as of June 3, 2021.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

The following table presents certain information relating to historical occupancy at The Domain Property:

Historical Leased %(1)

2018	2019	2020	As of 6/3/2021
93.3%	93.5%	90.4%	93.1%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Domain Property:

Cash Flow Analysis(1)

	2018	2019	2020	TTM 4/30/2021	Underwritten	Underwritten $ per SF
Base Rent(2)	$26,615,478	$28,277,646	$26,068,015	$27,052,137	$31,489,947	$35.52
Reimbursements	18,014,114	18,023,323	13,044,082	12,764,985	15,284,221	$17.24
Other Income(3)	2,133,463	2,347,787	1,613,890	1,535,577	1,433,012	$1.62
Vacancy & Credit Loss	(174,949)	(458,233)	(4,250,737)	(4,335,775)	(3,036,993)	($3.43)
Effective Gross Income	$46,588,106	$48,190,523	$36,475,250	$37,016,924	$45,170,187	$50.95

Total Operating Expenses	$19,488,160	$19,445,573	$11,547,946	$11,245,945	$16,213,342	$18.29

Net Operating Income	$27,099,946	$28,744,950	$24,927,304	$25,770,979	$28,956,844	$32.66
TI/LC	0	0	0	0	1,329,789	$1.50
Capital Expenditures	0	0	0	0	132,979	$0.15
Net Cash Flow	$27,099,946	$28,744,950	$24,927,304	$25,770,979	$27,494,076	$31.01

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The Underwritten Base Rent is based on the June 2021 rent roll with adjustments made for executed leases and tenants that have vacated or are expected to vacate after loan origination. Underwritten Base Rent includes grossed up vacant space of $2,709,329, percent in lieu income for six tenants of $2,040,109 based on 4/30/2021 TTM sales, overage rent of $1,667,624, and contractual rent increases through June 2022 of $565,804.

(3)	Other Income includes ad panel revenue, storage space income, valet minimum rent, local media income, and other miscellaneous income.

■	Appraisal. According to the appraisal, The Domain Property had an “as-is” appraised value of $452,000,000 as of May 10, 2021.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The domain

■	Environmental Matters. According to the Phase I environmental report dated May 21, 2021, there are no recognized environmental conditions or recommendations for further action at The Domain Property.

■	Market Overview and Competition. The Domain Property is located in Austin, Texas, 10 miles north of downtown Austin, at the confluence of US Highway 183, Mopac Expressway (Loop 1) and Capital of Texas Highway (Loop 360) and adjacent to the Capital Metro Kramer Station rail stops, which connects to downtown Austin. According to the appraisal, prior to the onset of the COVID-19 pandemic, Austin’s job growth outpaced the national average, with high-wage jobs growing at twice the national pace, and unemployment reached a low of 2.5%. As a result of the COVID-19 pandemic, in April 2020, the unemployment rate grew to 12.2%; however, by August 2020, the unemployment rate had dropped back down to 5.5%, significantly below the Texas and United States unemployment rates. Austin is home to the headquarters of Dell and Whole Foods Market, and is a center for high technology, with the tech sector driving Austin’s economic recovery. Within the immediate vicinity of The Domain Property, office users include high-tech companies such as Amazon, HomeAway, Indeed, IBM, Apple, Oracle and National Instruments.

According to the appraisal, The Domain Property’s primary trade area encompasses a 10.0-mile radius, with the secondary trade area spanning 15.0 miles. The estimated 2020 population within a 5-, 10- and 15-mile radius of The Domain Property was 308,235, 907,661 and 1,439,271, respectively. The estimated 2020 average household income within the same radii was $100,262, $111,800 and $111,351, respectively, above the United States national average of $90,941.

The following table presents certain information relating to the primary competition for The Domain Property:

Competitive Set(1)

	The Domain	Domain Northside	The Arboretum	Barton Creek Square	Hill County Galleria	Lakeline Mall	Round Rock Premium Outlets
Distance from Subject	NAP	0.0 miles	1.3 miles	11.0 miles	14.0 miles	7.0 miles	12.0 miles
Property Type	Anchored	Lifestyle Center	Lifestyle Center	Super-Reginal Center/Mall	Lifestyle Center	Super-Reginal Center/Mall	Outlet Center
Year Built	2007	2016	1994	1981	2007	1995	2006
Total GLA	886,526(2)	618,000	193,835	1,430,122	561,960	1,099,420	488,689
Total Occupancy	93.1%(2)	NAP	86%	92%	92%	94%	94%
Anchors & Jr. Anchors	Dillard’s, Macy’s, Dick’s, Neiman Marcus	Nordstrom, Whole Foods	Barnes & Noble, Pottery Barn	Dillard’s, JC Penney, Macy’s, Nordstrom	Cinemark, Dick’s Sporting Goods, Dillard’s, Whole Foods	AMC Theatres, Dillard’s, JC Penney, Macy’s	NAP

(1)	Source: Appraisal.

(2)	Based on the June 3, 2021 rent roll.

The following table presents certain information relating to the appraisal’s market rent conclusions for The Domain Property:

Market Rent Summary(1)

	Market Rent (PSF)	Lease Term (Yrs)	Rental Increase Projection
Inline - Domain I	$39.03	7	2% per year
Inline – Domain II	$20.69	7	2% per year
Anchors	$7.00	10	10% every 5 yrs
Majors	$25.00	10	10% every 5 yrs
Outparcels	$40.00	10	10% every 5 yrs
Office	$32.00	5	3% per year

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The domain

■	The Borrowers. The borrowers are The Domain Mall, LLC and The Domain Mall II, LLC, each a Delaware limited liability company structured to be bankruptcy-remote with at least two independent managers.

The borrower sponsor and non-recourse carveout guarantor is Simon Property Group, L.P. (“Simon”). Simon’s liability is limited to 15% ($31,500,000) of the original principal amount of The Domain Whole Loan, plus all reasonable out-of-pocket costs and expenses incurred in the enforcement of the guaranty or preservation of the lender’s rights under the guaranty. Simon owns shopping, dining entertainment and mixed-use destinations, with properties across North America, Europe and Asia. Simon is an S&P 100 company, publicly traded under the ticker SPG and rated A3/A- by Moody’s/S&P. As of March 31, 2021, Simon owned or held an interest in 202 properties in 37 U.S. states and Puerto Rico, including 98 malls, 69 Premium Outlet branded centers, 14 Mills branded centers, 4 lifestyle centers and 17 other retail properties, along with 31 Premium Outlets and Designer Outlet branded properties primarily located in Asia, Europe and Canada. Simon also owns an 80% non-controlling interest in the Taubman Realty Group, LLC, which has an interest in 24 regional, super-regional, and outlet malls in the United States and Asia.

Simon developed The Domain Property in 2007, expanded it in 2010, and spent approximately $14.3 million on renovations between 2015-2018, consisting of a common area redesign, enhancement of landscaping, signage and lighting, and upgrades to the IPIC Theatre.

■	Escrows. At loan origination, in lieu of funding an unfunded obligations reserve, the guarantor provided a guaranty of certain unfunded obligations, including outstanding tenant improvement and leasing obligations ($6,565,265) and gap rent ($347,023) under existing tenant leases, in an amount equal to $6,912,288 in accordance with the terms of The Domain Whole Loan documents.

Tax Reserve - The borrowers are required to deposit into a real estate tax reserve, on a monthly basis during the continuance of a Reserve Trigger Period (as defined below), 1/12 of the reasonably estimated annual real estate taxes. However, the guarantor is permitted to provide a guaranty in lieu of deposits into the tax reserve account.

Insurance Reserve - The borrowers are required to deposit into an insurance reserve, on a monthly basis during the continuance of a Reserve Trigger Period, 1/12 of reasonably estimated insurance premiums unless the borrowers maintain a blanket policy in accordance with The Domain Whole Loan documents. However, the guarantor is permitted to provide a guaranty in lieu of deposits into the insurance reserve account.

Replacement Reserve - The borrowers are required to deposit into a replacement reserve during the continuance of a Reserve Trigger Period, an amount equal to the lesser of (i) $11,082 for replacement reserves and (ii) the amount that would cause the replacement reserve account to contain $265,968. However, the guarantor is permitted to provide a guaranty in lieu of deposits into the replacement reserve account.

Rollover Reserve - The borrowers are required to deposit into a rollover reserve during the continuance of a Reserve Trigger Period, an amount equal to the lesser of (i) $110,816 for replacement reserves and (ii) the amount that would cause the replacement reserve account to contain $2,659,584. However, the guarantor is permitted to provide a guaranty in lieu of deposits into the rollover reserve account.

Major Tenant Reserve - The borrowers are required to deposit into a major tenant reserve during the continuance of a Major Tenant Trigger Event (as defined below), an amount equal to the lesser of (i) $335,000 for replacement reserves and (ii) the amount that would cause the replacement reserve account to contain $4,020,000. However, the guarantor is permitted to provide a guaranty in lieu of deposits into the major tenant reserve account.

A “Reserve Trigger Period” will (a) commence if the trailing four-quarter debt yield on The Domain Whole Loan is less than 10.0% (tested quarterly for two consecutive quarters) and (b) terminate when the trailing four-quarter debt yield on The Domain Whole Loan is greater than or equal to 10.0% (tested quarterly for two consecutive quarters).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The domain

A “Major Tenant Trigger Event” will commence upon the earliest to occur of: a Major Tenant (as defined below) (i) files or is the subject of any bankruptcy proceeding, (ii) “goes dark” or vacates its leased premises on a permanent basis, (iii) gives notice that it will not be renewing its lease, or (iv) six months prior to the Major Tenant’s lease expiration date; and will continue: in the case of clause (i), until such Major Tenant has assumed and any applicable bankruptcy court has affirmed such assumption of the applicable Major Tenant’s lease; in the case of clause (ii), the Major Tenant is continuously operating at The Domain Property for at least 30 consecutive days and paying full rent; or in the case of clauses (iii) and (iv), the date on which the Major Tenant renews its lease or at least 50% of the space has been leased to new tenants.

A “Major Tenant” means Neiman Marcus and Dick’s.

■	Lockbox and Cash Management. The Domain Whole Loan is structured with a hard lockbox and springing cash management. All rents from The Domain Property are required to be deposited directly to the lockbox account and so long as no Lockbox Event Period (as defined below) is continuing, funds in the lockbox account will be transferred to the borrowers’ operating account. During a Lockbox Event Period, the borrowers will not have access to the funds in the lockbox account and such funds will be transferred weekly to the lender-controlled cash management account and disbursed according to The Domain Whole Loan documents. During a Lockbox Event Period, all excess cash is required to be held by the lender as additional security for The Domain Whole Loan.

A “Lockbox Event Period” will (a) commence upon (i) the occurrence of an event of default, (ii) any bankruptcy action by the borrowers, (iii) any bankruptcy action by the property manager if the property manager is an affiliate of the borrowers, or (iv) the trailing four-quarter debt yield on The Domain Whole Loan being less than 9.0% (tested quarterly for two consecutive quarters) and (b) terminate when (i) with respect to clause (a)(i), the lender accepts a cure of such event of default, (ii) with respect to clause (a)(ii), such period will not terminate, (iii) with respect to clause (a)(iii), the property manager is replaced within 60 days by a qualified manager or the bankruptcy action is discharged or dismissed within 90 days without any adverse consequences to The Domain Property or The Domain Whole Loan, (iv) with respect to clause (a)(iv), the trailing four-quarter debt yield on The Domain Whole Loan is greater than or equal 9.0% (tested quarterly for two consecutive quarters). However, the borrowers may not cure a Lockbox Event Period more than five times during the term of The Domain Whole Loan.

■	Property Management. The Domain Property is currently managed by Simon Management Associates (Texas), LLC.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. None.

■	Release of Collateral. Upon an Anchor Tenant Release Event (as defined below), the borrowers will be permitted to obtain the release of any of the related Anchor Tenant (as defined below) premises (each, a “Release Parcel”) in connection with a transfer of the related Release Parcel, at any time on or after the Domain Defeasance Lockout Period and upon satisfaction of certain conditions, including the following: (i) no event of default exists, (ii) certain Simon related entities maintain control of the borrowers, (iii) the borrowers defease The Domain Whole Loan in an amount equal to the greater of (x) the net sales proceeds from the sale of such Release Parcel and (y) the Release Parcel Price (as defined below), (iv) after giving effect to the release, the debt yield with respect to the remaining collateral must be at least equal to the greater of (x) 9.0% and (y) the debt yield for The Domain Property (including the Release Parcel(s)) for the twelve calendar months preceding the calendar quarter most recently completed prior to release, (v) if the Release Parcel is conveyed to an affiliate of the borrowers, certain anti-poaching provisions are satisfied, (vi) the borrowers deliver a REMIC opinion, and (vii) if required by the lender, a rating agency confirmation is received.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The domain

An “Anchor Tenant Release Event” means if (i) any Anchor Tenant “goes dark”, vacates or ceases to occupy its respective premises, (ii) any Anchor Tenant rejects its respective lease at The Domain Property in a bankruptcy action or proceeding, (iii) any Anchor Tenant otherwise vacates (on a permanent basis) its premises during the term of The Domain Whole Loan, or (iv) any Anchor Tenant’s respective lease at The Domain Property is terminated or expires.

An “Anchor Tenant” means each of Dick’s, IPIC Theaters, Diamond’s Direct and any replacement tenant occupying all or substantially all of the space previously demised to any of such Anchor Tenants.

The “Release Parcel Price” means, (i) $3,047,500 for Dick’s, (ii) $4,059,500 for IPIC Theaters, or (iii) $218,500 for Diamond’s Direct, each representing 115% of the allocated loan amount of the related Release Parcel.

■	Ground Leases. None.

■	Terrorism Insurance. The borrowers are required to obtain and maintain terrorism insurance in an amount equal to the full replacement cost of The Domain Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If the Terrorism Risk Insurance Program Reauthorization Act of 2015 or a subsequent statute is no longer in effect, then the borrowers requirement will be capped at insurance premiums equal to two times the amount of the insurance premiums payable in respect of The Domain Property and rental loss/business interruption insurance required under The Domain Whole Loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

INCOMMERCIAL NET LEASE PORTFOLIO #4

Walgreens Siler City

KOHL'S

Kohl's Shelby

BMO Harris Merrill

Walgreens Oakland

Pick'n Save

Pick N' Save Eagle River

Walgreens Chicopee

Pick'n Save

Pick N' Save Columbus

Fresenius Chicago

Outback Tucson

Walgreens Potsdam

BMO Harris Watertown

TSC
TRACTOR
SUPPLY Co

Tractor Supply Eagle River

OUTBACK
1860

Outback Mesa

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

INCOMMERCIAL NET LEASE PORTFOLIO #4

Minot
International Falls
Great Falls
Helena
MT
Billings
ND
Bismarck
Fargo
MN
Minneapolis
Pierre
SD
Sioux Falls
WY
Casper
Cheyenne
Salt Lake City
UT
Denver
CO
Colorado Springs
NE
Omaha
IA
Des Moines
Kansas City
Topeka
KS
MO
St. Louis
WI
Milwaukee
Chicago
IL
IN
Indianapolis
MI
Detroit
OH
Cleveland
Columbus
Cincinnati
Louisville
KY
Pittsburgh
PA
WV
Charleston
Buffalo
Syracuse
NY
Albany
Burlington
VT
NH
ME
Augusta
Boston
MA
CT
New York
NJ
Philadelphia
MD
Baltimore
Washington, D.C.
Richmond
VA
Norfolk
NC
Raleigh
Charlotte
Wilmington
Knoxville
Nashville
TN
Memphis
AR
Little Rock
OK
Oklahoma City
Tulsa
Amarillo
Santa Fe
NM
Albuquerque
Flagstaff
AZ
Phoenix
Tucson
El Paso
TX
Fort Worth
Dallas
Shreveport
Austin
San Antonio
Houston
Laredo
Corpus Christi
Baton Rouge
New Orleans
MS
Jackson
AL
Montgomery
Atlanta
GA
Columbia
SC
Savannah
Tallahassee
Jacksonville
FL
Orlando
Tampa
St. Petersburg
Gulf of Mexico
Atlantic Ocean
1
2
3
4
5
6
7
8
9
10
11
12
13

InCommercial Net Lease Portfolio #4

	Property Name	Address	City	State	Zip Code
1	Kohl's Shelby	8320 26 Mile Road	Shelby Township	Michigan	48316
2	Pick N' Save Eagle River	711 Highway 45 North	Eagle River	Wisconsin	54521
3	Walgreens Chicopee	1195 Granby Road	Chicopee	Massachusetts	01020
4	Walgreens Oakland	209 North 3rd Street	Oakland	Maryland	21550
5	Walgreens Siler City	1523 East 11th Street	Siler City	North Carolina	27344
6	Fresenius Chicago	9200 S. South Chicago Avenue	Chicago	Illinois	60617
7	Walgreens Potsdam	173 Market Street	Potsdam	New York	13676
8	Outback Mesa	1860 East McKellips Road	Mesa	Arizona	85203
9	Outback Tucson	4871 East Grant Road	Tucson	Arizona	85712
10	BMO Harris Watertown	205 North 2nd Street	Watertown	Wisconsin	53094
11	Pick N' Save Columbus	210 Dix Street	Columbus	Wisconsin	53925
12	BMO Harris Merrill	900 East Main Street	Merrill	Wisconsin	54452
13	Tractor Supply Eagle River	709 North Railroad Street	Eagle River	Wisconsin	54521

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

INCOMMERCIAL NET LEASE PORTFOLIO #4

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	13	Loan Seller	CREFI
Location (City/State)	Various, Various	Cut-off Date Balance	$41,570,000
Property Type	Retail	Cut-off Date Balance per SF	$136.39
Size (SF)	304,789	Percentage of Initial Pool Balance	3.7%
Total Occupancy as of 9/6/2021	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/6/2021	100.0%	Type of Security	Fee
Year Built / Latest Renovation	Various / Various	Mortgage Rate	3.09000%
Appraised Value(1)	$66,469,526	Original Term to Maturity (Months)	84
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	12

Underwritten Revenues	$4,977,343
Underwritten Expenses	$924,920	Escrows(2)
Underwritten Net Operating Income (NOI)	$4,052,424	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,974,051	Taxes	$44,774	$22,387
Cut-off Date LTV Ratio	62.5%	Insurance	$20,831	$3,472
Maturity Date LTV Ratio	54.4%	Replacement Reserve	$805,000	Springing
DSCR Based on Underwritten NOI / NCF	1.90x / 1.87x	TI/LC	$0	$1,591
Debt Yield Based on Underwritten NOI / NCF	9.7% / 9.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$41,570,000	61.8%	Purchase Price	$65,895,653	97.9%
Principal’s New Cash Contribution	25,738,782	38.2	Reserves	870,605	1.3
Closing Costs	542,524	0.8
Total Sources	$67,308,782	100.0%	Total Uses	$67,308,782	100.0%

(1)	Based on the aggregate individual appraisal values dated between July 28, 2021 and August 15, 2021. The appraised value is inclusive of the “hypothetical as is” values for the Pick N' Save Eagle River and the Tractor Supply Eagle River properties. The “hypothetical as is” values assume that the single parcel in which the Pick N' Save Eagle River and Tractor Supply Eagle River properties are situated can be legally separated from the rest of the parcel and sold separately.
(2)	See “—Escrows” below.

■	The Mortgage Loan. The InCommercial Net Lease Portfolio #4 mortgage loan (the “InCommercial Net Lease Portfolio #4 Loan”) is secured by the borrowers’ fee interest in a 304,789 SF retail portfolio comprised of 13 properties located across eight states (each individually, an InCommercial Net Lease Portfolio #4 Property”, and collectively, the “InCommercial Net Lease Portfolio #4 Properties”). The InCommercial Net Lease Portfolio #4 Loan has an original principal balance and an outstanding principal balance as of the Cut-off Date of $41,570,000 and represents approximately 3.7% of the Initial Pool Balance. The InCommercial Net Lease Portfolio #4 Loan accrues interest at a fixed rate of 3.09000% per annum. The proceeds of the InCommercial Net Lease Portfolio #4 Loan were primarily used to acquire the InCommercial Net Lease Portfolio #4 Properties, pay closing costs and fund upfront reserves. The InCommercial Net Lease Portfolio #4 Loan was originated on August 31, 2021 by Citi Real Estate Funding Inc. (“CREFI”).

The InCommercial Net Lease Portfolio #4 Loan has an initial term of 84 months and has a remaining term of 84 months as of the Cut-off Date. The InCommercial Net Lease Portfolio #4 Loan requires interest-only payments during the first year of its term, followed by payments of principal and interest sufficient to amortize the InCommercial Net Lease Portfolio #4 Loan over a 30-year amortization period. The scheduled maturity date of the InCommercial Net Lease Portfolio #4 Loan is the due date in September 2028. Provided that no event of default has occurred and is continuing under the InCommercial Net Lease Portfolio #4 Loan documents, voluntary prepayment of the InCommercial Net Lease Portfolio #4 Loan is permitted without prepayment premium or penalty on or after the monthly payment due date occurring in June 2028.

■	The Mortgaged Properties. The InCommercial Net Lease Portfolio #4 Loan is comprised of 13 single-tenant retail properties containing 304,789 SF. The properties are geographically diverse spanning across eight different states. Four properties are occupied by Walgreens (36.0% of underwritten base rent), two properties are occupied by BMO Harris Bank (7.9% of underwritten base rent), two properties are occupied by Pick N’ Save (14.9% of underwritten base rent), two properties are occupied by Cerca Trova Southwest (“Outback Steakhouse”) (12.6% of underwritten base rent), one property is occupied by Fresenius Medical Care (7.1% of underwritten base rent), one property is occupied by Kohl’s (18.1% of underwritten base rent) and one property is occupied by Tractor Supply Company (“Tractor Supply”) (3.3% of underwritten base rent). With the exception of Tractor Supply (27,522 SF expiring on June 30, 2027), no tenants within the portfolio have a lease expiration during the 7-year loan term.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

INCOMMERCIAL NET LEASE PORTFOLIO #4

The following table presents certain information relating to the individual InCommercial Net Lease Portfolio #4 Properties:

Portfolio Summary

Property Name	Location	Year Built / Renovated(1)	GLA	Property Occupancy(2)	Allocated Loan Cut-off Date Balance	% Allocated Loan Cut-off Date Balance	Appraised Value(1)	% Appraised Value	UW NCF
Kohl's Shelby	Shelby Township, MI	2002 / 2021	86,584	100.0%	$7,500,000	18.0%	$11,500,000	17.3%	$723,009
Pick N' Save Eagle River	Eagle River, WI	1969 / 2017	63,578	100.0	5,200,000	12.5	8,058,524	12.1	458,172
Walgreens Chicopee	Chicopee, MA	2008 / NAP	14,614	100.0	4,550,000	10.9	7,200,000	10.8	453,669
Walgreens Oakland	Oakland, MD	2009 / NAP	14,820	100.0	3,700,000	8.9	5,900,000	8.9	370,560
Walgreens Siler City	Siler City, NC	2008 / NAP	14,820	100.0	3,525,000	8.5	5,670,000	8.5	342,056
Fresenius Chicago	Chicago, IL	2002 / NAP	12,650	100.0	3,145,000	7.6	4,960,000	7.5	284,521
Walgreens Potsdam	Potsdam, NY	2006 / NAP	14,550	100.0	2,750,000	6.6	4,300,000	6.5	285,747
Outback Mesa	Mesa, AZ	2003 / 2017	6,163	100.0	2,500,000	6.0	4,610,000	6.9	247,922
Outback Tucson	Tucson, AZ	1995 / NAP	6,561	100.0	2,325,000	5.6	4,230,000	6.4	236,990
BMO Harris Watertown	Watertown, WI	1967 / NAP	9,430	100.0	2,050,000	4.9	3,200,000	4.8	188,310
Pick N' Save Columbus	Columbus, WI	1988 / 2017	25,000	100.0	1,500,000	3.6	2,330,000	3.5	131,112
BMO Harris Merrill	Merrill, WI	1973 / NAP	8,497	100.0	1,425,000	3.4	2,225,000	3.3	131,240
Tractor Supply Eagle River	Eagle River, WI	1969 / 2017	27,522	100.0	1,400,000	3.4	2,286,002	3.4	120,742
Total / Wtd. Avg.			304,789	100.0%	$41,570,000	100.0%	$66,469,526	100.0%	$3,974,051

(1)	Source: Appraisal.
(2)	As of underwritten rent rolls dated September 6, 2021.

COVID-19 Update. As of September 6, 2021, the InCommercial Net Lease Portfolio #4 Properties are open and operating. None of the tenants received rent abatements due to the COVID-19 pandemic. July and August 2021 rent collections each totaled 100.0%. As of September 6, 2021, the InCommercial Net Lease Portfolio #4 Loan is not subject to any modification or forbearance requests. The first payment date of the InCommercial Net Lease Portfolio #4 Loan is October 6, 2021.

The following table presents certain information relating to the major tenants at the InCommercial Net Lease Portfolio #4 Properties:

Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Sales PSF	Occupancy Cost	Renewal / Extension Options
Walgreens	BBB- / Baa2 / BBB	58,804	19.3%	$1,506,000	36.0%	$25.61	Various(4)	NAV	NAV	None
Kohl's	BBB- / Baa2 / BBB-	86,584	28.4	757,610	18.1	8.75	1/31/2032	NAV	NAV	7, 7-year options
Pick N' Save	NR / Baa1 / BBB	88,578	29.1	623,511	14.9	7.04	Various(5)	NAV	NAV	6, 5-year options
Outback Steakhouse	NR / B1 / BB-	12,724	4.2	527,765	12.6	41.48	8/31/2044	NAV	NAV	3, 5-year options
BMO Harris Bank	AA- / Baa1 / A+	17,927	5.9	332,218	7.9	18.53	4/30/2032	NAV	NAV	3, 5-year options
Fresenius Medical Care	BBB- / Baa3 / BBB	12,650	4.2	296,726	7.1	23.46	2/28/2030	NAV	NAV	1, 5-year option
Tractor Supply	NR / Baa1 / BBB	27,522	9.0	136,218	3.3	4.95	6/30/2027	NAV	NAV	4, 5-year options
Largest Tenants		304,789	100.0%	$4,180,048	100.0%	$13.71
Remaining Tenants		0	0.0	0	0.0	0
Vacant		0	0.0	0	0.0	0
Total / Wtd. Avg. All Tenants		304,789	100.0%	$4,180,048	100.0%	$13.71

(1)	Based on the underwritten rent rolls dated September 6, 2021.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Includes contractual rent steps totaling $65,185.
(4)	Walgreens consists of 14,820 SF expiring on September 30, 2033, 14,820 SF expiring on November 30, 2033, 14,614 SF expiring on December 31, 2033 and 14,550 SF expiring on November 30, 2031.
(5)	Pick N’ Save consists of 63,578 SF expiring on December 31, 2031 and 25,000 SF expiring on December 31, 2030.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

INCOMMERCIAL NET LEASE PORTFOLIO #4

The following table presents certain information relating to the lease rollover schedule at the InCommercial Net Lease Portfolio #4 Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0	0.0%	0	0.0%	$0.00	0
2022	0	0	0.0%	0	0.0%	$0.00	0
2023	0	0	0.0%	0	0.0%	$0.00	0
2024	0	0	0.0%	0	0.0%	$0.00	0
2025	0	0	0.0%	0	0.0%	$0.00	0
2026	0	0	0.0%	0	0.0%	$0.00	0
2027	27,522	9.0	9.0%	136,218	3.3%	$4.95	1
2028	0	0	9.0%	0	0.0%	$0.00	0
2029	0	0	9.0%	0	0.0%	$0.00	0
2030	37,650	12.4	21.4%	436,726	10.4%	$11.60	2
2031	78,128	25.6	47.0%	781,511	18.7%	$10.00	2
2032 & Thereafter	161,489	53.0	100.0%	2,825,593	67.6%	$17.50	8
Vacant	0	0.0	100.0%	0	0.0%	0.00	0
Total / Wtd. Avg.	304,789	100.0%		$4,180,048	100.0%	$13.71	13

(1)	Based on the underwritten rent rolls dated September 6, 2021.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.
(3)	Includes contractual rent steps totaling $65,185.

The following table presents certain information relating to historical leasing at the InCommercial Net Lease Portfolio #4 Properties:

Historical Leased %(1)

2018	2019	2020	9/6/2021(2)
100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects year-end occupancy for the indicated year ended December 31 unless specified otherwise.
(2)	Based on the underwritten rent rolls dated September 6, 2021.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

INCOMMERCIAL NET LEASE PORTFOLIO #4

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the InCommercial Net Lease Portfolio #4 Properties:

Cash Flow Analysis(1)

	Underwritten	Underwritten $ per SF
Base Rent	$4,114,863	$13.50
Contractual Rent Steps	65,185	0.21
Vacant Income	0	0.00
Reimbursements	924,920	3.03
Other Income	0	0.00
Vacancy & Credit Loss	(127,624)	(0.42)
Effective Gross Income	$4,977,343	$16.33

Real Estate Taxes	690,935	2.27
Insurance	39,679	0.13
Management Fee	99,547	0.33
Other Operating Expenses	94,759	0.31
Total Operating Expenses	$924,920	$3.03

Net Operating Income	$4,052,424	$13.30
TI/LC	32,655	0.11
Replacement Reserves	45,718	0.15
Net Cash Flow	$3,974,051	$13.04

Occupancy	97.5%(2)
NOI Debt Yield	9.7%
NCF DSCR	1.87X

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Historical cash flow information is unavailable as the InCommercial Net Lease Portfolio #4 Properties were acquired in 2021.
(3)	Represents an underwritten economic vacancy of 2.5%.

■	Appraisal. According to the appraisal reports dated between July 28, 2021 and August 15, 2021, the InCommercial Net Lease Portfolio #4 Properties had an aggregate “as-is” appraised value of $66,469,526. With respect to the Pick N' Save Eagle River property and Tractor Supply Eagle River property, the appraisal provided “hypothetical as is” values which assume that the single parcel in which these two properties are situated can be legally separated from the rest of the parcel and sold separately.

■	Environmental Matters. According to Phase I environmental reports dated between July 13, 2021 and August 10, 2021, there are no recognized environmental conditions or recommendations for further action at the InCommercial Net Lease Portfolio #4 Properties, other than a recognized environmental condition with respect to the BMO Harris Watertown property, identified in the related Phase I environmental report as an open petroleum release reported in 2019 and presumed to be associated with the BMO Harris Watertown property’s historic use a gasoline filling station, for which the environmental consultant recommended consultation with the Wisconsin Department of Natural Resources (“WDNR”) to determine the appropriate response actions necessary to achieve regulatory closure for the open release. The InCommercial Net Lease Portfolio #4 Loan documents require that the borrower, at its sole cost and expense, consult with the WDNR and obtain closure of the open release in accordance with applicable environmental laws within six months of the origination of the InCommercial Net Lease Portfolio #4 Mortgage Loan. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

INCOMMERCIAL NET LEASE PORTFOLIO #4

■	Market Overview and Competition.

Market Analysis(1)

Property Name	Location	Market	Submarket	Submarket Inventory (SF)	Submarket Vacancy	Submarket NNN Rent PSF
Kohl's Shelby	Shelby Township, MI	Detroit	Macomb West	26,306,332	5.9%	$13.14
Pick N' Save Eagle River	Eagle River, WI	Vilas County	N/A	1,498,985(2)	1.1%(2)	$10.13(2)
Walgreens Chicopee	Chicopee, MA	Greater Springfield	Chicopee	3151008	2.9%	$14.42
Walgreens Oakland	Oakland, MD	Cumberland MSA/Garrett Co	N/A	6,449,236(2)	5.2%(2)	$8.61(2)
Walgreens Siler City	Siler City, NC	Raleigh Durham	Chatham County	2,336,134	3.9%	$17.70
Fresenius Chicago	Chicago, IL	Chicago	South Chicago	50,134,591	4.9%	$16.77
Walgreens Potsdam	Potsdam, NY	Watertown, NY DMA	St. Lawrence County	5,388,022	2.4%	$7.25
Outback Mesa	Mesa, AZ	Phoenix MSA	Red Mountain/Mesa	31,015,998	10.5%	$12.83
Outback Tucson	Tucson, AZ	Tucson MSA	Central East	9,642,362	9.0%	$15.12
BMO Harris Watertown	Watertown, WI	Madison	Jefferson County	5,098,947	5.1%	$8.41
Pick N' Save Columbus	Columbus, WI	Madison	Columbia County	3,422,918	2.2%	$6.56
BMO Harris Merrill	Merrill, WI	Lincoln County	N/A	1,114,376(2)	5.8%(2)	$10.13(2)
Tractor Supply Eagle River	Eagle River, WI	Vilas County	N/A	1,498,985(2)	1.1%(2)	$10.13(2)

(1)	Source: Appraisal.
(2)	Reflects Market data.

■	The Borrowers. The borrower is InCommercial Net Lease DST 4, a Delaware statutory trust and single purpose entity with one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the InCommercial Net Lease Portfolio #4 Loan.

The borrower sponsor and the non-recourse carveout guarantor is Erik Conrad. Erik Conrad is a principal of InCommercial Inc. InCommercial Inc. is a group that specializes in purchasing, managing, and selling net leased assets, typically maintaining an ownership interest as a managing member for the properties which they invest in.

■	Escrows. At origination of the InCommercial Net Lease Portfolio #4 Loan, the borrower deposited approximately (i) $44,774 into a real estate tax reserve account, (ii) $20,831 into an insurance reserve account, and (iii) $805,000 into a replacement reserve account.

Tax Reserve. The borrower will have no obligation to make monthly deposits into the tax reserve to the extent that the Reserve Waiver Conditions (as defined below)with respect to the tax reserve are satisfied, and to the extent not satisfied, the borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the real estate taxes that lender estimates will be payable during the next 12 months for the applicable individual property(ies) for which the Reserve Waiver Conditions have not been satisfied. At the time of origination of the InCommercial Net Lease Portfolio #4 Loan, the Reserve Waiver Conditions with respect to the tax reserve were not satisfied with respect to certain of the individual properties, and monthly tax reserve deposits were required with respect thereto (initially estimated to be $22,387).

Insurance Reserve. The borrower will have no obligation to make monthly deposits into the insurance reserve to the extent that the Reserve Waiver Conditions with respect to the insurance reserve are satisfied, and to the extent not satisfied, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12 of the insurance premiums that lender estimates will be payable during the next 12 months for the applicable individual property(ies) and related insurance coverages for which the Reserve Waiver Conditions have not been satisfied. At the time of origination of the InCommercial Net Lease Portfolio #4 Loan, certain insurance coverages at certain individual property were required to be maintained by the borrower, and monthly insurance reserve deposits were required with respect thereto (initially estimated to be $3,472).

Replacement Reserve. The borrower deposited $805,000 into a replacement reserve at the origination of the InCommercial Net Lease Portfolio #4 Loan, representing the cost estimated by the lender to undertake capital replacements and/or alterations at the InCommercial Net Lease Portfolio #4 Properties for the term of the InCommercial Net Lease Portfolio #4 Loan assuming the leases in effect at the InCommercial Net Lease Portfolio #4 Properties remain in full force and effect for the term of the InCommercial Net Lease Portfolio #4 Loan. No monthly reserve deposits are required into the replacement reserve except that in the event that any lease at an individual InCommercial Net Lease Portfolio #4 Property is no longer in full force and effect or is amended, supplemented, renewed or otherwise modified to increase the obligations of the borrower, as landlord, to maintain and repair the applicable premises under such lease (in each case relative to the obligations of the borrower

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

INCOMMERCIAL NET LEASE PORTFOLIO #4

under such lease with respect to such premises as of the date of origination of the InCommercial Net Lease Portfolio #4 Loan), then the lender may reassess its estimate of the amount necessary for capital replacements and/or alterations and may require the borrower to commence making monthly deposits in an annualized amount $0.15 per square foot of the space at the InCommercial Net Lease Portfolio #4 Properties that is affected by such lease.

Leasing Reserve. To the extent that the Leasing Reserve Waiver Condition (defined below) is not satisfied with respect to the applicable tenant or Specified Tenant Parent (as defined below) at any InCommercial Net Lease Portfolio #4 Property, the borrower will be required to make monthly deposits into the leasing reserve in an annualized amount $1.50 per square foot of the applicable space. At the time of origination of the InCommercial Net Lease Portfolio #4 Loan, the Leasing Reserve Waiver Condition was satisfied with respect to the BMO Harris Merrill property, the BMO Harris Watertown property, the Pick N’ Save Columbus property, the Pick N’ Save Eagle River property, the Walgreens Chicopee property, the Walgreens Oakland property, the Walgreens Potsdam property, the Walgreens Siler City property, the Tractor Supply Eagle River property, the Fresenius Chicago property and the Kohl’s Shelby property, and no monthly leasing reserve deposits were required with respect to such properties. At the time of origination of the InCommercial Net Lease Portfolio #4 Loan, the Leasing Reserve Waiver Condition with respect to the leasing reserve was not satisfied with respect to certain of the individual InCommercial Net Lease Portfolio #4 Properties, and monthly leasing reserve deposits were required with respect thereto (initially estimated to be $1,591).

The “Reserve Waiver Conditions” means, with respect to the tax reserve and/or the insurance reserve (as applicable), lender’s determination in its reasonable discretion that each of the following have been satisfied: (i) no Trigger Period (as defined below) has occurred and is continuing, (ii) the leases of individual InCommercial Net Lease Portfolio #4 Properties are in full force and effect, (iii) the tenants are each required, pursuant to the terms of their applicable leases, to timely pay and perform, at their sole cost and expense, the obligations and liabilities for which the applicable tax reserve and/or insurance reserve, as applicable, was established, and (iv) the tenants are in fact timely paying and performing such obligations and liabilities in accordance with the terms of their applicable leases, and upon request, the lender receives evidence of such payment and performance as and when same is due.

A “Specified Tenant” means, as applicable, (i) Walgreens, (ii) BMO Harris Bank, N.A. (“BMO Harris Bank”), (iii) Jondex Corp. and Roundy’s Supermarkets, Inc., as applicable (“Pick N’ Save”), and (iv) Kohl’s, in each case of clauses (i)-(iv) for so long as such party is leasing, subleasing or otherwise occupying any portion of the InCommercial Net Lease Portfolio #4 Properties under a lease, sublease or other occupancy agreement, and any affiliate thereof providing credit support for, or any other guarantor of, such party’s lease (each, a “Specified Tenant Lease”), and/or (v) any other lessee(s) of the portion(s) of such InCommercial Net Lease Portfolio #4 Properties leased to the respective Specified Tenants at the time of the origination of the InCommercial Net Lease Portfolio #4 Loan (the “Specified Tenant Space”) or any substantial portion thereof (including, without limitation, any assignee(s) and/or replacement lessee(s) of such Specified Tenant Space or substantial portion thereof), together with any parent company of any such Specified Tenant, and any affiliate providing credit support for, or guarantor of, any such Specified Tenant Lease(s).

The “Leasing Reserve Waiver Condition” means, with respect to each space at the InCommercial Net Lease Portfolio #4 Properties, that the tenant or its applicable Specified Tenant Parent (if any) then maintains an investment grade (i.e., “BBB-” from S&P) long-term unsecured debt rating from each of the rating agencies which rate such entity.

A “Specified Tenant Parent” means, as applicable, (i) Walgreens Boots Alliance, Inc. with respect to Walgreens, (ii) BMO Harris Bank N.A., (iii) The Kroger Co. with respect to Pick N’ Save and (iv) Kohl’s Corporation with respect to Kohl’s.

■	Lockbox and Cash Management. The InCommercial Net Lease Portfolio #4 Loan is structured with a hard lockbox and springing cash management. The borrower, manager, or master lessee is required to cause all rents to be deposited directly into a lender approved lockbox account. All funds received by the borrower, manager, or master lessee are required to be deposited in a lockbox account within two business days following receipt (or, to

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

INCOMMERCIAL NET LEASE PORTFOLIO #4

the extent a Trigger Period (as defined below) exists, within five business days of receipt). During the continuance of a Trigger Period, all funds on deposit in the lockbox account are required to be swept each business day into a lender-controlled cash management account and applied on each payment date and disbursed in accordance with the loan agreement. Provided no Trigger Period is continuing, funds on deposit in the lockbox accounts will be disbursed each business day to or at the direction of the borrower.

A “Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default (beyond any applicable cure period) under the InCommercial Net Lease Portfolio #4 Loan documents, (ii) the debt service coverage ratio being less than 1.30x and (iii) the occurrence of a Specified Tenant Trigger Period (as defined below); and (B) expiring upon (x) with regard to any Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (y) with regard to any Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.30x for two consecutive calendar quarters and (z) with regard to any Trigger Period commenced in connection with clause (iii) above, a Specified Tenant Trigger Period ceasing to exist in accordance with the terms thereof.

A “Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) Specified Tenant being in monetary default or material nonmonetary default under the applicable Specified Tenant Lease beyond all applicable notice and cure periods (provided, however, that the foregoing will not be deemed to include delayed reimbursements for any unforeseen immaterial landlord work items which are being disputed in accordance with the terms of the applicable Specified Tenant Lease), (ii) Specified Tenant(s) failing to be in actual, physical possession of, or failing to be open to the public for business during customary hours in, at least 75% of the aggregate Specified Tenant Space(s), and/or “going dark” in 25% or more of the aggregate Specified Tenant Space(s), other than Permitted Temporary Closures (as defined below), (iii) Specified Tenant giving written notice that it is terminating two or more of its leases at the InCommercial Net Lease Portfolio #4 Properties, for all or any substantial portion of the applicable Specified Tenant Spaces, (iv) any termination or cancellation of any Specified Tenant Lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant Lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of a Specified Tenant or Specified Tenant Parent and (vi) the occurrence of a Credit Rating Trigger (as defined below); and (B) expiring upon the first to occur of (1) the satisfaction of the Specified Tenant Cure Conditions (as defined below) or (2) the borrower leasing the entire Specified Tenant Space (or applicable portion thereof) in accordance with the applicable terms and conditions of the InCommercial Net Lease Portfolio #4 Loan documents (pursuant to a replacement lease or otherwise), the applicable tenant under such lease being in actual, physical occupancy of, and open to the public for business in (subject to temporary closures due to (a) applicable legal requirements (including, without limitation, governmental mandates), (b) force majeure, (c) restoration following casualty or condemnation or (d) restocking, repairs, maintenance or other like activities undertaken by the applicable Specified Tenant in the ordinary course of its business and in accordance with the terms of the applicable lease, in each case solely to the extent that any such temporary closure does not exceed 90 days), the space demised under its lease and paying the full amount of the rent due under its lease.

The “Specified Tenant Cure Conditions” means each of the following, as applicable (i) the applicable Specified Tenant has cured all defaults under the applicable Specified Tenant Lease, (ii) the applicable Specified Tenant is in actual, physical possession of the Specified Tenant Space (or applicable portion thereof), open to the public for business during customary hours and not “dark” in the Specified Tenant Space (or applicable portion thereof), other than Permitted Temporary Closures, (iii) the applicable Specified Tenant has revoked or rescinded some or all termination or cancellation notices with respect to the applicable Specified Tenant Leases such that it is terminating not more than one such Specified Tenant Lease, and has re-affirmed the applicable Specified Tenant Leases as being in full force and effect, (iv) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant, Specified Tenant Parent and/or the applicable Specified Tenant Lease, the applicable Specified Tenant and/or Specified Tenant Parent is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant Lease pursuant to final, non-appealable order of a court of competent jurisdiction, (v) the applicable Specified Tenant is paying full, unabated rent under the applicable Specified Tenant Lease and (vi) in the event the Specified Tenant Trigger Period is due to a Credit Rating Trigger, the Credit Rating Condition (as defined below) is again satisfied with respect to each Specified Tenant Parent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

INCOMMERCIAL NET LEASE PORTFOLIO #4

A “Permitted Temporary Closure” means temporary closures due to (i) applicable legal requirements (including, without limitation, governmental mandates), (ii) force majeure, (iii) restoration following casualty or condemnation or (iv) restocking, repairs, maintenance or other like activities undertaken by the applicable Specified Tenant in the ordinary course of its business and in accordance with the terms of the applicable lease, in each case solely to the extent that any such temporary closure does not exceed 90 days.

A “Credit Rating Condition” means a condition that will be satisfied to the extent that, as of the applicable date of determination, (i) the senior unsecured credit rating of Walgreens Parent is at least “BB-”, “Ba3” or “BB-” by S&P, Moody’s and Fitch (and the equivalent thereof by any other rating agency which rates such entity), respectively, and (ii) the senior unsecured credit rating of any two or more of Kohl’s Parent, Pick N’ Save Parent and/or BMO Harris Parent being at least “BB”, “Ba2” or “BB” by S&P, Moody’s and Fitch (and the equivalent thereof by any other rating agency which rates such entity), respectively.

A “Credit Rating Trigger” means the occurrence of either (i) the senior unsecured credit rating of Walgreens Parent falling below “BB-”, “Ba3” or “BB-” by S&P, Moody’s or Fitch (or the equivalent thereof by any other rating agency which rates such entity), respectively, and/or (ii) the senior unsecured credit rating of any two or more of Kohl’s Parent, Pick N’ Save Parent and/or BMO Harris Parent falling below “BB”, “Ba2” or “BB” by S&P, Moody’s or Fitch (or the equivalent thereof by any other rating agency which rates such entity), respectively.

■	Property Management. The InCommercial Net Lease Portfolio #4 Properties are managed by InCommercial, Inc., an affiliate of the borrower.

■	Current Mezzanine or Secured Subordinate Indebtedness. None.

■	Mezzanine or Secured Subordinate Indebtedness. None.

■	Release of Collateral. Provided that no event of default is continuing under the related InCommercial Net Lease Portfolio #4 Loan documents, at any time on or after two years from the Closing Date, the borrower may partially prepay the InCommercial Net Lease Portfolio #4 Loan and obtain the release of one or more individual InCommercial Net Lease Portfolio #4 Properties, in each case, provided that, among other conditions:

(i)	the borrower partially prepays the InCommercial Net Lease Portfolio #4 Loan in an amount equal to the (a) with respect to an InCommercial Net Lease Portfolio #4 Property for which the applicable specified tenant is “dark” and/or not open to the public for business during customary hours, an amount equal to 110% of the allocated loan amount for the InCommercial Net Lease Portfolio #4 Property, and (b) with respect to any other InCommercial Net Lease Portfolio #4 Property, an amount equal to 120% of the allocated loan amount for the individual InCommercial Net Lease Portfolio #4 Property, and pays the applicable yield maintenance premium with respect to such prepayment;

(ii)	as of the date of notice of the partial release and the consummation of the partial release, after giving effect to the release: (a) the debt service coverage ratio with respect to the remaining InCommercial Net Lease Portfolio #4 Properties is greater than the greater of (1) 1.80x, and (2) the debt service coverage ratio for all of the InCommercial Net Lease Portfolio #4 Properties immediately prior to the date of notice of the partial release or the consummation of the partial release; (b) the debt yield with respect to the remaining InCommercial Net Lease Portfolio #4 Properties is greater than the greater of (1) 9.5%, and (2) the debt yield for all of the InCommercial Net Lease Portfolio #4 Properties immediately prior to the date of notice of the partial release or the consummation of the partial release; and (c) the loan-to-value ratio with respect to the remaining InCommercial Net Lease Portfolio #4 Properties is no greater than the lesser of (a) 62.55% and (b) the loan-to-value ratio for all of the InCommercial Net Lease Portfolio #4 Properties immediately prior to the date of notice of the partial release or the consummation of the partial release;

(iii)	the borrower delivers (if required by the InCommercial Net Lease Portfolio #4 Loan lender) a rating agency confirmation with respect to the partial release; and

(iv)	the released InCommercial Net Lease Portfolio #4 Property is conveyed to a person other than the borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

INCOMMERCIAL NET LEASE PORTFOLIO #4

■	Terrorism Insurance. The borrowers are required to maintain or cause to be maintained an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the InCommercial Net Lease Portfolio #4 Properties, plus business interruption coverage in an amount equal to 100% of the projected gross income for the applicable InCommercial Net Lease Portfolio #4 Properties for 18 months with six months of extended indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible no greater than $25,000 unless lender consents to a higher deductible. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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ULTA

Burlington

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

EPIC WEST TOWNE CROSSING

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

EPIC WEST TOWNE CROSSING

Epic West Towne Crossing
3150, 3154 and 3166 South State Highway 161
Grand Prairie, TX 75052
Arlington
Grand Prairie
NORTH ARLINGTON
CENTRAL ARLINGTON
GREAT SOUTHWEST INDUSTRIAL DISTRICT
GRAND PRAIRIE MUNICIPAL AIRPORT
ARLINGTON MUNICIPAL AIRPORT
Texas Health Resources Corporate Center
Six Flags Hurricane Harbor
Great Southwest Golf Course
Pepsico Corporate Center
Lone Star Park
Lincoln Square
Texas Live! eSports Stadium
Six Flags Over Texas
AT&T Stadium
The University Of Texas At Arlington
Grand Prairie Premium Outlets
Shopping Center
Great Southwest Crossing
UPS Distribution Center
Creekside Plaza
Lake Prairie Town Crossing
Tarrant County College
Arlington Highlands
Bardin Square
Matlock Oaks Crossing
Vandergriff Park
Lynn Creek Park
Grand Oaks Golf Club
360
161
30
20
Fort Worth
Dallas
Arlington
Grand Prairie
Irving
Lewisville
Plano
Garland
Mesquite
Duncanville

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

EPIC WEST TOWNE CROSSING

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	JPMCB
Location (City/State)	Grand Prairie, Texas		Cut-off Date Principal Balance	$40,820,000
Property Type	Retail		Cut-off Date Principal Balance per SF	$147.81
Size (SF)	276,157		Percentage of Initial Pool Balance	3.6%
Total Occupancy as of 5/3/2021	95.0%		Number of Related Mortgage Loans	2
Owned Occupancy as of 5/3/2021	95.0%		Type of Security	Fee
Year Built / Latest Renovation	2018 / NAP		Mortgage Rate	3.25000%
Appraised Value	$62,900,000		Original Term to Maturity (Months)(1)	121
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)(1)	121

Underwritten Revenues	$5,910,330
Underwritten Expenses	$1,795,642		Escrows(2)
Underwritten Net Operating Income (NOI)	$4,114,688			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,965,674		Taxes	$742,464	$82,496
Cut-off Date LTV Ratio	64.9%		Insurance	$11,642	$11,642
LTV Ratio at Maturity	64.9%		Replacement Reserve	$3,452	$3,452
DSCR Based on Underwritten NOI / NCF	3.06x / 2.95x		TI/LC(3)	$23,013	$23,013
Debt Yield Based on Underwritten NOI / NCF	10.1% / 9.7%		Other(4)	$753,457	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$40,820,000	100.0%	Loan Payoff	$29,556,434	72.4%
			Return of Equity	6,503,552	15.9
			Closing Costs	3,225,986	7.9
			Upfront Reserves	1,534,028	3.8
Total Sources	$40,820,000	100.0%	Total Uses	$40,820,000	100.0%

(1)	The borrower has the option to defease in whole (but not in part) the full $40.82 million Epic West Towne Crossing Loan (as defined below) at any time after the second anniversary of the Closing Date. The first payment date for the Epic West Towne Crossing Loan is November 1, 2021. On the Closing Date, JPMCB will deposit sufficient funds to pay the amount of interest that would be due with respect to an October 1, 2021 payment. Original Term to Maturity (Months), Original Interest Only Period (Months) and prepayment provisions are inclusive of the additional October 1, 2021 interest-only payment to be funded on the Closing Date.
(2)	See “—Escrows” below.
(3)	The TI/LC reserve is capped at $1,380,785.
(4)	Other Upfront reserve consists of outstanding tenant improvements and upfront free rent in the amounts of $660,792 and $92,665, respectively.

■	The Mortgage Loan. The Epic West Towne Crossing mortgage loan (the “Epic West Towne Crossing Loan”) is secured by a first mortgage encumbering the borrower’s fee interest in a newly-developed retail shopping center located in Grand Prairie, Texas (the “Epic West Towne Crossing Property”). The Epic West Towne Crossing Loan is evidenced by one promissory note with an original principal balance and outstanding principal balance as of the Cut-off Date of $40,820,000, representing approximately 3.6% of the Initial Pool Balance.

The Epic West Towne Crossing Loan was originated by JPMorgan Chase Bank, National Association (“JPMCB”) on September 2, 2021. The Epic West Towne Crossing Loan accrues interest at a fixed rate of 3.25000% per annum. The Epic West Towne Crossing Loan proceeds were used to refinance the Epic West Towne Crossing Property, return equity to the borrower sponsors, fund upfront reserves and pay closing costs.

The Epic West Towne Crossing Loan has a term of 121 months, with 121 months remaining as of the Cut-off Date. The scheduled maturity date of the Epic West Towne Crossing Loan is October 1, 2031. Voluntary prepayment of the Epic West Towne Crossing Loan in whole (but not in part) is permitted on or after the business day after July 1, 2031 without payment of any prepayment premium. Defeasance of the entire Epic West Towne Crossing Loan in whole (but not in part) is permitted at any time after the second anniversary of the Closing Date. The first payment date for the Epic West Towne Crossing Loan is November 1, 2021.

■	The Mortgaged Property. The Epic West Towne Crossing Property is a Class A anchored retail shopping center totaling 276,157 square feet (“SF”) located in Grand Prairie, Texas. The Epic West Towne Crossing Property was constructed in 2018. Situated on approximately 24.93 acres, the Epic West Towne Crossing Property has access to 1,263 parking spaces resulting in a parking ratio of 4.57 spaces per 1,000 SF of net rentable area. As of May 3, 2021, the Epic West Towne Crossing Property was 95.0% occupied by 33 different tenants. The Epic West Towne Crossing Property is shadow anchored by a newly developed IKEA and Kohl’s shopping center that is located across the street and a Wal-Mart Supercenter that is located down the road at Pioneer Parkway.

The largest tenant by underwritten base rent at the Epic West Towne Crossing Property, Conn’s Inc. (“Conn’s”) (14.5% of NRA; 10.5% of underwritten base rent) occupies 40,020 SF. Conn’s current lease commenced in April 2019 and expires on December 31, 2029. Conn’s has four, five-year renewal options with a $1.00 per square foot increase for each of the first three consecutive options, and the fourth renewal option base rent at the lesser of the prevailing market rate or 110% of the base rent of the third renewal term. Conn’s operates as a specialty

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

EPIC WEST TOWNE CROSSING

retailer of durable consumer goods and related services in the United States. It operates through two segments, Retail and Credit. The company's stores offer furniture and related accessories for the living room, dining room, and bedroom, traditional and specialty mattresses, and home appliances, such as refrigerators, freezers, washers, dryers, dishwashers, and ranges. Conn’s currently operates more than 140 retail locations in Alabama, Arizona, Colorado, Florida, Georgia, Louisiana, Mississippi, Nevada, New Mexico, North Carolina, Oklahoma, South Carolina, Tennessee, Texas, and Virginia. Conn’s also sells and offers its services online at conns.com. Conn's was founded in 1890 and is headquartered in The Woodlands, Texas. Conn’s is publicly listed on the NASDAQ and has a market capitalization of approximately $689.32 million as of September 9, 2021.

The second largest tenant by underwritten base rent at the Epic West Towne Crossing Property, Burlington Stores, Inc. (“Burlington”) (14.6% of NRA; 9.6% of underwritten base rent), occupies 40,403 SF. Burlington’s current lease commenced in April 2019 and expires on February 28, 2029. Burlington has four, five-year renewal options with an increase of $0.50 PSF for each renewal option. Burlington operates as a retailer of branded apparel products in the United States. Burlington offers fashion-focused merchandise, including women's ready-to-wear apparel, accessories, footwear, menswear, youth apparel, coats, toys, and gifts, as well as baby, home, and beauty products. As of the end of the first fiscal quarter in 2021, Burlington operated 784 stores in 45 states and Puerto Rico primarily under the name Burlington Stores. Burlington was founded in 1972 and is headquartered in Burlington, New Jersey. Burlington is publicly listed on the NYSE and has a market capitalization of approximately $19.63 billion as of September 9, 2021.

The third largest tenant by underwritten base rent at the Epic West Towne Crossing Property, Ross Dress for Less (“Ross”) (9.1% of NRA; 6.5% of underwritten base rent) occupies 25,000 SF. Ross’ current lease commenced in June 2019 and expires on January 31, 2029. Ross has five, five-year renewal options with an increase of $0.50 PSF for each renewal option. Ross, together with its subsidiaries, operates off-price retail apparel and home fashion stores under the Ross Dress for Less and dd's DISCOUNTS brands. Ross primarily offers apparel, accessories, footwear, and home fashions. The company's Ross Dress for Less stores sell their products at department and specialty stores primarily to middle income households, and dd's DISCOUNTS stores sell their products at department and discount stores primarily to moderate income households. As of August 19, 2021, Ross operated approximately 1,611 off-price apparel and home fashion stores in 40 states, the District of Columbia and Guam. Ross was founded in 1982 and is headquartered in Dublin, California. Ross is publicly listed on the NASDAQ and has a market capitalization of approximately $40.81 billion as of September 9, 2021.

The fourth largest tenant by underwritten base rent at the Epic West Towne Crossing Property, Michaels Stores, Inc. (“Michaels”) (7.7% of NRA; 6.1% of underwritten base rent) occupies 21,226 SF. Michaels current lease commenced in March 2019 and expires on February 28, 2029. Michaels has four, five-year extension options with an increase of $0.50 PSF for each renewal option. Michaels is the largest arts and crafts specialty retailer in North America (based on store count) providing materials, project ideas and education for creative activities. It operates more than 1,200 Michaels stores in 49 states and Canada. Additionally, it serve customers through various digital platforms including Michaels.com, consumercrafts.com and aaronbrothers.com. Michaels also owns Artistree, a manufacturer of high-quality custom and specialty framing merchandise. Michaels is headquartered in Irving, Texas.

The fifth largest tenant by underwritten base rent at the Epic West Towne Crossing Property, HomeGoods (8.0% of NRA; 6.0% of underwritten base rent), occupies 22,000 SF. HomeGoods current lease commenced in May 2019 and expires on May 31, 2029. HomeGoods has four, five-year renewal options with an increase of $0.50 PSF for each renewal option. HomeGoods operates as an off-price apparel and home fashions retailer. It operates through four segments: Marmaxx, HomeGoods, TJX Canada and TJX International. HomeGoods sells family apparel, including footwear and accessories, home fashions, such as home basics, furniture, rugs, lighting products, giftware, soft home products, decorative accessories, tabletop and cookware, as well as expanded pet, kids and gourmet food departments. As of the fiscal year ended January 30, 2021, there were 1,271 T.J. Maxx, 1,131 Marshalls, 821 HomeGoods, 48 Sierra and 34 HomeSense stores in the United States; 280 Winners, 143 HomeSense and 102 Marshalls stores in Canada; 602 T.K. Maxx and 78 HomeSense stores in Europe; and 62 T.K. Maxx stores in Australia. HomeGoods’ parent company, TJX Companies, Inc., is publicly listed on the NYSE and has a market capitalization of approximately $83.52 billion as of September 9, 2021.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

EPIC WEST TOWNE CROSSING

The following table presents certain information relating to the tenants (of which, certain tenants may have co-tenancy provisions) at the Epic West Towne Crossing Property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (MIS/Fitch/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Conn's	B1 / NR / B	40,020	14.5%	$440,220	10.5%	$11.00	12/31/2029	4, 5-year options
Burlington	NR / NR / NR	40,403	14.6%	$404,030	9.6%	$10.00	2/28/2029	4, 5-year options
Ross	A2 / NR / BBB+	25,000	9.1%	$275,000	6.5%	$11.00	1/31/2029	5, 5-year options
Michaels	B1 / NR / B	21,226	7.7%	$254,712	6.1%	$12.00	2/28/2029	4, 5-year options
HomeGoods	A2 / NR / A	22,000	8.0%	$253,000	6.0%	$11.50	5/31/2029	4, 5-year options
Petco	B2 / NR / B	12,500	4.5%	$193,750	4.6%	$15.50	1/31/2029	5, 5-year options
Burkes(4)	NR / NR / NR	20,094	7.3%	$170,799	4.1%	$8.50	1/31/2029	3, 5-year options
Ulta	NR / NR / NR	10,004	3.6%	$165,066	3.9%	$16.50	5/31/2029	3, 5-year options
Boiling King Crab	NR / NR / NR	5,000	1.8%	$155,000	3.7%	$31.00	10/31/2029	2, 5-year options
Aspen Dental	NR / NR / NR	3,557	1.3%	$140,502	3.3%	$39.50	6/30/2030	4, 5-year options
Ten Largest Owned Tenants		199,804	72.4%	$2,452,079	58.3%	$12.27
Remaining Tenants		62,413	22.6%	$1,753,251	41.7%	$28.09
Vacant		13,940	5.0%	NAP	NAP	NAP
Total / Wtd. Avg.		276,157	100.0%	$4,205,329	100.0%	$16.04

(1)	Based on the underwritten rent roll dated May 3, 2021.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps for various tenants through September 1, 2022.
(4)	Burkes has the right to terminate its lease after March 31, 2026 (representing the 84th full month of the lease) upon 90 days’ written notice to the borrower during the 30-day period following the 84th full month of the initial lease term in the event Burkes’ gross receipts as of the first day of the 73rd month of the lease term through the last day of the 84th month of the lease term do not exceed $2,000,000, in which event Burkes’ lease will terminate effective as of the 90 days following the borrower’s receipt of such notice.

The following table presents certain information relating to the lease rollover schedule at the Epic West Towne Crossing Property based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	$0	0.0	$0.00	0
2022	0	0.0	0.0%	$0	0.0	$0.00	0
2023	0	0.0	0.0%	$0	0.0	$0.00	0
2024	9,920	3.6	3.6%	$333,725	7.9	$33.64	5
2025	8,163	3.0	6.5%	$255,817	6.1	$31.34	5
2026	8082	2.9	9.5%	$172,024	4.1	$21.28	3
2027	2,500	0.9	10.4%	$76,250	1.8	$30.50	1
2028	0	0.0	10.4%	$0	0.0	$0.00	0
2029	213996	77.5	87.9%	$2,691,582	64.0	$12.58	12
2030	14,985	5.4	93.3%	$540,390	12.9	$36.06	5
2031	1571	0.6	93.9%	$53,043	1.3	$33.76	1
2032 & Thereafter	3000	1.1	95.0%	$82,500	2.0	$27.50	1
Vacant	13,940	5.0	100.0%	$0	0.0	$0.00	NAP
Total	276,157	100.0%		$4,205,329	100.0%	$16.04	33

(1)	Based on the underwritten rent roll dated May 3, 2021.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent for various tenants through September 1, 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

EPIC WEST TOWNE CROSSING

The following table presents certain information relating to historical occupancy at the Epic West Towne Crossing Property:

Historical Leased %(1)(2)

2018	2019	2020	As of 5/3/2021
NAV	88.3%	91.0%	95.0%

(1)	The Epic West Towne Crossing Property was constructed in 2018, therefore full year historical financial information for 2018 is not available.
(2)	As provided by the borrower and reflects the occupancy for the indicated year ended December 31 unless specified otherwise.

■	COVID-19 Update. As of September 1, 2021, The Epic West Towne Crossing Property is open and operating. Three tenants, HomeGoods, Burkes and Burlington, have received relief as part of each respective tenant’s deferment program. The aggregate deferred rent outstanding is $75,058, which is anticipated to be repaid by December 2021. As of September 1, 2021, no loan modification or forbearance requests have been made on The Epic West Towne Crossing Loan. The first payment date of the Epic West Towne Crossing Loan is November 1, 2021.

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Epic West Towne Crossing Property:

Cash Flow Analysis(1)(2)

	2019	2020	TTM 7/31/2021	Underwritten	Underwritten $ per SF
Base Rent(3)	$1,849,216	$3,527,973	$3,898,889	$4,205,329	$15.23
Vacant Space	0	0	0	460,020	$1.67
Reimbursements	694,553	1,463,480	1,495,091	1,795,642	$6.50
Vacancy & Credit Loss	0	0	0	(550,661)	($1.99)
Effective Gross Income	$2,543,769	$4,991,453	$5,393,980	$5,910,330	$21.40

Real Estate Taxes	$635,958	$1,017,096	$935,680	$989,952	$3.58
Insurance	106,934	65,728	84,971	139,703	$0.51
Management Fee	97,430	170,359	204,833	177,310	$0.64
Other Operating Expenses	215,290	456,210	488,677	488,677	$1.77
Total Operating Expenses	$1,055,611	$1,709,393	$1,714,161	$1,795,642	$6.50

Net Operating Income(4)	$1,488,158	$3,282,060	$3,679,819	$4,114,688	$14.90
TI/LC	0	0	0	107,591	$0.39
Capital Expenditures	0	0	0	41,424	$0.15
Net Cash Flow	$1,488,158	$3,282,060	$3,679,819	$3,965,674	$14.36

(1)	Based on the underwritten rent roll dated May 3, 2021.
(2)	Historical cash flow information is unavailable for 2018 as the Epic West Towne Crossing Property was constructed in 2018.
(3)	Base Rent is inclusive of contractual rent steps for various tenants through September 1, 2022 in the amount of $4,898.
(4)	The increase in Net Operating Income from 2019 to 2020 is a result of leasing at the Epic West Towne Crossing Property following the property’s completion in 2018. The increase in Net Operating Income from 2020 to TTM 7/31/2021 can be attributable to leasing activity at the Epic West Towne Crossing Property due to initial lease-up and stalled momentum due the COVID-19 pandemic.

■	Appraisal. According to the appraisal, the Epic West Towne Crossing Property had a “as-is” appraised value of $62,900,000 as of July 25, 2021.

■	Environmental Matters. According to a Phase I environmental report dated July 22, 2021, there was no evidence of any recognized environmental conditions at the Epic West Towne Crossing Property.

■	Market Overview and Competition. The Epic West Towne Crossing Property is located in Grand Prairie, Texas in the Dallas-Fort Worth-Arlington, Texas MSA. The Dallas-Fort Worth-Arlington, Texas MSA is the fourth largest metro area in the nation, with a population of approximately 7.78 million. The Dallas-Fort Worth-Arlington, Texas MSA had the highest population and job growth rate in the United States for the last decade. Dallas-Fort Worth has attracted millions of new residents and thousands of new businesses due to its diverse and rapidly growing economy, pro-business environment, central location, transportation infrastructure and low cost of living. Twenty-two Fortune 500 companies are currently headquartered in Dallas-Fort Worth, including McKesson, Exxon Mobil, AT&T and CBRE Group, among others.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

EPIC WEST TOWNE CROSSING

According to the appraisal, the 2021 estimated total population within a one-, three-, and five-mile radius of the Epic West Towne Crossing Property was 16,957, 132,244 and 277,568, respectively. According to the appraisal, the 2021 average estimated median household income within a one-, three-, and five-mile radius of the Epic West Towne Crossing Property was $75,894, $61,346, and $57,941, respectively. As of the second quarter of 2021, the North Grand Prairie submarket had an inventory of approximately 7.6 million SF, a vacancy rate of 3.3% and asking rents of $14.66 per SF.

Comparable Retail Rentals(1)

Property Name	NRA	Year Built	Distance from Subject	% Occupied	Base Rent Per SF
Epic West Towne Crossing	276,157(2)	2018	NAP	95.0%(2)	$8.50-$40.00
The Shops at Camp Wisdom	13,762	2007	3.6 miles	88%	$27.00-$32.00
Bush Pioneer Centre – Lot 11R	20,733	2018	1.1 miles	100%	$30.00-$36.00
Grand Central Crossing II	7,556	2018	0.8 miles	100%	$30.00-$36.00

(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll as of May 3, 2021.

■	The Borrower. The borrower is Epic West Towne Crossing LLC, a Delaware limited liability company and single purpose entity with two independent directors structured to be a bankruptcy-remote entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Epic West Towne Crossing Loan. The borrower sponsor is Weber & Company and the non-recourse carveout guarantor under the Epic West Towne Crossing Loan is John P. Weber.

■	Escrows. At loan origination, the borrower deposited (i) $742,464 into a tax reserve, (ii) $11,642 into an insurance reserve, (iii) $23,013 into a rollover reserve, (iv) $3,452 into a replacement reserve, (v) $92,665 into a free rent reserve and (vi) $660,792 into an outstanding tenant improvements reserve.

Tax Reserve – On each due date, the borrower is required to fund $82,496, representing 1/12 of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period.

Insurance Reserve – On each due date, the borrower is required to fund $11,642, representing 1/12 of the insurance premiums that the lender reasonably estimates will be payable over the next-ensuing 12-month period; provided, however, such insurance reserve will be waived so long as the borrower acquires and maintains a blanket policy meeting the requirements of the Epic West Towne Crossing Loan documents.

Replacement Reserve - On each due date, the borrower is required to fund a capital expenditure reserve in the amount of $3,452.

TI/LC Reserve - On each due date, the borrower is required to fund a tenant improvement and leasing commission reserve in the amount of $23,013, subject to a cap of $1,380,785.

■	Lockbox and Cash Management. At loan origination, the borrower was required to deliver to lender for lender to hold in escrow tenant direct letters directing each tenant to remit all payments under the applicable lease directly to the lender-controlled lockbox. Upon the occurrence of a Lockbox Event (as defined below), the borrower will be required to deposit, or cause the property manager to deposit, all revenue from the Epic West Town Crossing Property into the lockbox account within one business day and to send a notice to all tenants then occupying space at the Epic West Towne Crossing Property directing them to pay all rent and other sums due into the lender-controlled lockbox; provided, if the borrower fails to do so, the lender may deliver the notices delivered to lender at loan origination. All funds transferred into the lockbox will be transferred on each business day, at the direction of borrower if no Cash Sweep Period (as defined below) then exists or, if a Cash Sweep Period then exists, to a cash management account under the control of the lender to be applied and disbursed in accordance with the Epic West Towne Crossing Loan documents. All excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Epic West Towne Crossing Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Epic West Towne Crossing Loan. The lender has been granted a security interest in the cash management account.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

EPIC WEST TOWNE CROSSING

A "Lockbox Event" means the earlier to occur of (i) the initial occurrence of an Cash Sweep Event and (ii) the debt service coverage ratio based on the trailing three-month period immediately preceding the date of such determination being less than 1.80x.

A "Cash Sweep Period" means each period commencing on the occurrence of a Cash Sweep Event and continuing until the earlier of (a) the due date next occurring following the related Cash Sweep Event Cure, or (b) payment in full of all principal and interest on the Epic West Towne Crossing Loan and all other amounts payable under the Epic West Towne Crossing Loan documents or defeasance of the Epic West Towne Crossing Loan in accordance with the terms and provisions of the Epic West Towne Crossing Loan documents.

A "Cash Sweep Event" means the occurrence of: (a) an event of default; (b) any bankruptcy action of the borrower or the property manager; or (c) the debt service coverage ratio based on the trailing three-month period being less than 1.60x.

A "Cash Sweep Event Cure" means (i) with respect to clause (c) above, the achievement of a debt service coverage ratio of 1.65x or greater for two consecutive quarters based upon the trailing three-month periods immediately preceding the date of determination, (ii) with respect to clause (a) above, the acceptance by the lender of a cure of such event of default, or (iii) with respect to clause (b) above, if the borrower replaces the property manager with a qualified manager under a replacement management agreement within 60 days after such bankruptcy action; provided, however, (A) no event of default has occurred and is continuing, (B) a Cash Sweep Event Cure may occur no more than a total of two times in the aggregate during the term of the Epic West Towne Crossing Loan, (C) the borrower has paid all of the lender's reasonable expenses incurred in connection with such Cash Sweep Event Cure, including reasonable attorney's fees and expenses, and (D) the borrower has no right to cure a Cash Sweep Event caused by a bankruptcy action of the borrower.

■	Property Management. The Epic West Towne Crossing Property is currently managed by J.P. Weber Management, Inc., a Texas corporation and an affiliate of the borrower.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Epic West Towne Crossing Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 6-month extended period of indemnity following restoration. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

NOVONIX

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOVONIX

Walden
The Fountains
Oak Park Town Center
Towne Center North
Gadd Crossing
Northtowne Center
Signal Mountain Golf & Country Club
Erlanger North Hospital
Hixson
Northgate Mall
CHI Memorial Hospital Hixson
Signal Mountain
Red Bank
WHITE OAK
Rivermont Shopping Center
MOUNTAIN CREEK
Buzzi Unicem USA
ALDI
Signal Mountain Village
LUPTON CITY
Rivermont Park
Chattanooga State Community College
Tennessee River
WOODLAND HEIGHT
Williams Island State Park
Pepsi Bottling
Highway 58 Shopping Center
Northside
NORTH CHATTANOOGA
Coca-Cola Bottling
Volkswagen Group of America
Volkswagen
Amazon
Whole Foods Market
Chattanooga Golf and Country Club
AT&T Field
Tennessee Aquarium
AVONDALE
University of Tennessee College of Medicine
Chattanooga
BlueCross
WorkForce Corporate Health
The University of Tennessee at Chattanooga
Chattanooga Zoo
The Chattanooga Heart Institute
Moccasin Bend Golf Course
Moccasin Bend National Archeological District
Finley Stadium
Novonix
1029 West 19th Street
Chattanooga, TN 37408
CHATTANOOGA MUNICIPAL AIRPORT
WOODMORE
Village at Waterside
Overlook at Hamilton Place
Hamilton Crossing
Hamilton Village
Perimeter Place
Erlanger East Hospital
Brainerd Village
Point Park
CLIFTON HILLS
Forest Hills Cemetery
Camp Jordan Park
East Brainerd
Parkridge East Hospital
OAK HILL
East Ridge
TENNESSEE
GEORGIA
Lake Winnepesaukah Amusement Park
MAP © 2021 CARTIFACT
DATA © OSM CONTRIBUTORS
KY
VA
Nashville
Knoxville
TN
NC
Asheville
Charlotte
Spartanburg
Columbia
Birmingham
Atlanta
Augusta
SC
AL
GA
Macon
Montgomery
Savannah

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOVONIX

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GACC
Location (City/State)	Chattanooga, Tennessee	Cut-off Date Balance		$30,045,632
Property Type	Industrial	Cut-off Date Balance per SF		$74.37
Size (SF)	404,000	Percentage of Initial Pool Balance		2.7%
Total Occupancy as of 9/6/2021	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/6/2021	100.0%	Type of Security		Fee / Leasehold
Year Built / Latest Renovation	1968 / 2009, 2021	Mortgage Rate		4.09000%
Appraised Value(1)	$47,400,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		300
		Original Interest Only Period (Months)		NAP

Underwritten Revenues	$3,411,336
Underwritten Expenses	$809,340	Escrows(2)
Underwritten Net Operating Income (NOI)	$2,601,996		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,413,191	Taxes	$151,019	$21,574
Cut-off Date LTV Ratio(1)	63.4%	Insurance	$98,880	$49,440
Maturity Date LTV Ratio(1)	45.9%	Replacement Reserves	$6,196,731	$2,357
DSCR Based on Underwritten NOI / NCF	1.35x / 1.25x	TI/LC	$0	$10,684
Debt Yield Based on Underwritten NOI / NCF	8.7% / 8.0%	Other(3)	$8,000,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan	$30,100,000	52.3%	Purchase Price	$41,500,000	72.1%
Principal’s New Cash Contribution	27,497,384	47.7	Reserves	14,446,630	25.1
			Closing Costs	1,650,754	2.9
Total Sources	$57,597,384	100.0%	Total Uses	$57,597,384	100.0%

(1)	The appraised value represents the “Prospective Value Upon Completion” appraised value as of December 16, 2021, which assumes all planned capital improvements at the Novonix Property (as defined below) have been completed. The “As Is” appraised value as of June 16, 2021 is equal to $41,700,000, which equates to a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 72.1% and 52.1%, respectively. In addition, the appraisal concluded a “go-dark” value equal to $41,600,000, which equates to a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 72.2% and 52.3%, respectively.

(2)	See “—Escrows” below.

(3)	Other Upfront Reserves include an $8,000,000 earnout reserve.

■	The Mortgage Loan. The mortgage loan (the “Novonix Loan”) is a fixed rate loan secured by the borrower’s leasehold interest under a ground lease with the Industrial Development Board of the City of Chattanooga (the “Chattanooga IDB”) in a 404,000 SF industrial facility located in Chattanooga, Tennessee (the “Novonix Property”). The Chattanooga IDB has also granted the lender an accommodation mortgage on the fee interest. The Novonix Loan is evidenced by a promissory note with an original principal balance of $30,100,000 and an outstanding principal balance as of the Cut-off Date of $30,045,632, representing approximately 2.7% of the Initial Pool Balance.

The Novonix Loan was originated by DBR Investments Co. Limited on July 28, 2021. The Novonix Loan accrues interest at a fixed rate of 4.09000% per annum. The Novonix Loan proceeds, along with borrower sponsor equity, were used to purchase the Novonix Property, fund upfront reserves and pay origination costs.

The Novonix Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Novonix Loan requires payments of principal and interest sufficient to amortize the loan over a 25-year schedule. The scheduled maturity date of the Novonix Loan is August 6, 2031. The Novonix Loan may be voluntarily prepaid in whole (but not in part) beginning on the payment date in May 2031, without the payment of any prepayment premium. In addition, the Novonix Loan may be defeased in whole (but not in part) at any time after the second anniversary of the Closing Date.

■	The Mortgaged Property. The Novonix Property is an industrial property totaling 404,000 SF located on a 14.97 acre waterfront site in Chattanooga, Tennessee, and is 100% leased to PUREgraphite, LLC (“PUREgraphite”), an affiliate of the borrower. The Novonix Property, originally built in 1968 and redeveloped in 2009, features 12 loading docks, 15 exterior bay doors, high bay doors ranging from 60’ – 70’ and 200 asphalt paved parking spaces. In addition, the building is equipped with six under-running single girder (URSG) bridge cranes with river access.

PUREgraphite (404,000 SF; 100.0% of NRA; 100.0% of UW Base Rent) is a developer and manufacturer of battery anode materials in the United States. PUREgraphite anode materials can be used not only in electric vehicle applications, but also in emergency power generators, marine technology, solar power storage, surveillance or alarm systems, electric wheelchairs, stairlifts, portable power packs, digital cameras, pacemakers/ other medical devices, watches, computers, furnaces, and more items. PUREgraphite is a subsidiary of Novonix Limited (“Novonix”), an Australian corporation publicly traded on the Australian Securities Exchange under the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOVONIX

ticker “NVX”. PUREgraphite is a developer and supplier of materials, equipment and services for the global lithium-ion battery industry and the only company that offers synthetic graphite lithium-ion battery materials that are not supplied by Asia. Novonix has manufactured its products in Chattanooga, Tennessee since 2017, when the company was in its early product development phase. It leases another facility on a long term basis in the United States, which is approximately 6.5 miles from the Novonix Property. Upon the market release of its product, Novonix signed a 500 tonne contract with Samsung and SANYO, two large battery manufacturers, holding an estimated aggregate 30% share of the global lithium-ion battery market. In the past year, Novonix has partnered with companies such as Emera, Harper International and Phillips 66 to develop synthetic graphite furnace technology. Today, some of Novonix’s largest customers include, but are not limited to: Huawei, Honda, Bosch, Panasonic, Dyson, Samsung, SANYO, LG Chem, Dalhousie University, CBAK Energy Technology, Inc., Pacific Northwest National Laboratory, Heimholtz-Institut Mainz, Korepower, Epsilor, and Alcatel-Lucent, and more. Furthermore, the US Department of Energy (DOE) is granting $5.57 million to PUREgraphite for new technology development. According to its annual report, Novonix experienced a statutory after-tax loss of $20,028,526 in Australian dollars in 2020. Novonix is a startup company and is subject to the risks set forth in “Risk Factors—Risks Relating to the Mortgage Loans—Mortgaged Properties Leased to Startup Companies Have Special Risks.”

Novonix had a $115 million institutional placement in February 2021, which was immediately followed up with a $16.45 million placement to company directors. The majority of proceeds from the raise are expected to be specifically targeted to accelerate production capacity in the Novonix Property facility. As a relatively new company, Novonix is currently in its initial ramp up stage of bringing its product to market. After signing up deals with SANYO and Samsung, the company now looks to use the Novonix Property upon the implementation of its capital expenditures plan to facilitate a larger-scale development of its product.

PUREgraphite occupies all 404,000 SF at the Novonix Property with initial base rent of $6.75 PSF and 2.00% annual rent increases. The PUREgraphite lease is absolute net as the tenant will be responsible for all operating expenses, taxes, insurance, and capital items. The lease has an approximately 15 year term with an expiration date in November 2036 with no renewal or termination options. Novonix is guaranteeing the payment and performance of all obligations under the lease.

The Novonix Property is expected to undergo a comprehensive buildout, which includes approximately $5.39 million of capital expenditures on the Novonix Property, in order to enable the tenant to operate in the normal course at the Novonix Property within 12 months of origination. At origination, the borrower reserved approximately $6.2 million for the planned capital expenditures, representing approximately 115% of their estimated cost (to be reduced or increased to 105% of the estimated remaining cost upon the lender’s receipt of fully executed contracts for such capital expenditures work). In addition, the sole tenant is expected to install approximately $79.8 million of equipment needed in order to be operational at the Novonix Property. Such $79.8 million of equipment is not required to be installed, and is not reserved for, under the loan documents. However, the tenant is required under its lease to install approximately $6.08 million of equipment (the “Specified Equipment”). In addition, at origination, $8.0 million was deposited into an earnout reserve with the lender, as described below under “—Escrows”, to be released upon, among other conditions, completion of the capital expenditures work and installation of the approximately $6.08 million of Specified Equipment. The capital expenditures work includes: (i) demolition of concrete at various pit areas, backfill, installation of reinforcement and re-pour to finish flooring, (ii) demolition of concrete and removal from the vacuum chamber, floor covering, pipe demolition, (iii) sawcut and remove concrete for the loading docks, engineering of building steel, modifying steel, and installing the dock walls, ramps, doors, dock levelers, dock pads and handrails, (iv) demolition of old equipment and removal for scrap or resale (v) demolition of the piping and (vi) general supervision, engineering, and safety upgrades. The Specified Equipment is expected to include a generation 2 furnace, grinding mill, shaping mill, mill to mill tube chain transfer, grinding mill feeder, and equipment to secure furnace and mills in place. Due to the renovations and equipment installations the tenant is not expected to be able to operate in the normal course from the Novonix Property until approximately 12 months from the origination date. See “Description of the Mortgage Pool—Redevelopment, Renovation and Expansion” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOVONIX

PILOT and Ground Lease.

A payment in lieu of taxes (“PILOT”) agreement is in place for the Novonix Property with an abatement period of 10 years, which will commence no later than January 1 of the calendar year immediately following the end of the five year period after the borrower’s acquisition of the Novonix Property on July 28, 2021. The PILOT provides for a tax abatement on City of Chattanooga and Hamilton County general fund taxes related to new improvements at the Novonix Property and to personal property at the Novonix Property, and requires the borrower to make PILOT payments equal to a percentage of the general fund taxes that would have been due absent the PILOT agreement, which percentage is equal to 0% in year 1 of the abatement, 25% in year 2 of the abatement, 40% in year 3 of the abatement, and 50% in years 4-10 of the abatement. To receive the PILOT benefits, the borrower and sole tenant must meet 100% of the minimum job requirement and the minimum investment requirement by the end of such five year period and during each calendar year thereafter during the term of the PILOT, and the PILOT is subject to clawbacks pursuant to a specified formula if such requirements are not met. The minimum jobs requirement equals 240 full-time jobs with an average annual wage of not less than $42,000 per year, and the minimum investment requirement equals $120,000,000. Assignment of the Novonix PILOT agreement requires consent of the applicable government authorities; however, such consent is not required in connection with a foreclosure or deed in lieu by the lender.

In order for the Novonix Property to qualify for the tax abatement, fee title was conveyed to the Chattanooga IDB, which ground leased the Novonix Property back to the borrower. Under the ground lease, the borrower is required to make the Novonix PILOT payments and to pay property expenses. The ground lease terminates on December 31 of the year the tax abatement expires. Upon such termination, the ground lessee has the right to purchase the fee interest in the Novonix Property for $1.00. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

COVID-19 Update. As of September 6, 2021, the Novonix Property is open and operational in the portion of the Novonix Property that is not undergoing capital expenditures work and equipment installation. The affiliated tenant is current on rent through August 2021 and has not requested any rent deferments or lease modifications. As of September 6, 2021, the Novonix Loan is not subject to any modification or forbearance requests. The first payment date of the Novonix Loan is September 6, 2021. The Novonix Loan is current as of the September payment date.

The following table presents certain information relating to the affiliated sole tenant at the Novonix Property:

Largest Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch / Moody’s / S&P)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options(2)
PUREgraphite	NR / NR / NR	404,000	100.0%	$2,727,000	100.0%	$6.75	11/30/2036	None
Total / Wtd. Avg.		404,000	100.0%	$2,727,000	100.0%	$6.75

(1)	Based on the underwritten rent roll dated September 6, 2021.

(2)	Novonix does not have any termination options.

The following table presents certain information relating to the lease rollover schedule at the Novonix Property, based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028	0	0.0	0.0%	0	0.0	$0.00	0
2029	0	0.0	0.0%	0	0.0	$0.00	0
2030	0	0.0	0.0%	0	0.0	$0.00	0
2031	0	0.0	0.0%	0	0.0	$0.00	0
2032 & Thereafter	404,000	100.0	100.0%	2,727,000	100.0	$6.75	1
Vacant	0	0.0	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	404,000	100.0%		$2,727,000	100.0%	$6.75	1

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOVONIX

The following table presents certain information relating to historical leasing at the Novonix Property:

Historical Leased %(1)

2018(2)	2019(2)	2020(2)	As of 9/6/2021(3)
NAP	NAP	NAP	100.0%

(1)	As provided by the borrower and represents occupancy as of December 31 unless otherwise indicated.

(2)	The Novonix Property was formerly owned by GE/Alstom Power Turbo Machines and was subsequently sold as dark in 2018 to the previous owner of the Novonix Property.

(3)	Based on the underwritten rent roll dated September 6, 2021.

■	Appraisal. According to the appraisal, the Novonix Property has (i) a “Prospective Value Upon Completion” appraised value of $47,400,000 as of December 16, 2021, which assumes all planned capital improvements at the Novonix Property have been completed, (ii) an “as-is” appraised value of $41,700,000 as of June 16, 2021 and (iii) a “go dark” appraised value of $41,600,000, which assumes that the existing lease has been terminated and the current tenant has vacated.

Appraisal Approach	“Prospective Value Upon Completion” Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$47,400,000	N/A	5.75%

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Novonix Property:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF
In-Place Base Rent	$2,727,000	$6.75
Contractual Rent Steps	54,540	0.14
Vacant Income	0	0.00
Reimbursements	809,340	2.00
Vacancy & Credit Loss	(179,544)	(0.44)
Other Income	0	0.00
Effective Gross Income	$3,411,336	$8.44

Real Estate Taxes(3)	$335,320	$0.83
Insurance	80,800	0.20
Management Fee	102,340	0.25
Other Operating Expenses	290,880	0.72
Total Operating Expenses	$809,340	$2.00

Net Operating Income	$2,601,996	$6.44
Replacement Reserves	60,600	0.15
TI/LC	128,205	0.32
Net Cash Flow	$2,413,191	$5.97

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Based on the underwritten rent roll dated September 6, 2021.

(3)	The Real Estate Taxes are based on the borrower’s budget.

■	Environmental Matters. The Phase I environmental report dated July 20, 2021 did not identify any recognized environmental conditions at the Novonix Property. The report identified multiple controlled recognized environmental conditions at the Novonix Property. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus for more information.

■	Market Overview and Competition. The Novonix Property is located on waterfront site in Chattanooga’s Central Business District, directly adjacent to the I-24 on-ramp. Chattanooga is accessible from three major interstates, the I-75, I-59 and I-24.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOVONIX

The Novonix Property is located in the Central Business District submarket within Chattanooga, Tennessee. As of the first quarter of 2021, the Central Business District industrial submarket had a total inventory of 2,675,099 SF with a vacancy rate of 7.5% and an average vacancy rate of 9.0% over the past ten years. As of the first quarter of 2021, the average asking rent was $7.42 PSF.

The following chart displays six lease comparables for the Novonix Property. Comparable buildings were built between 1974 and 2018 and comparable industrial leases range in size from 35,876 to 237,000 SF. Base rents at the comparable properties ranged between $5.23 and $10.62 per SF (net leases). The appraisal concluded a market rent at the Novonix Property of $7.00 per SF. The Novonix Property has an in-place rent of $6.75 per SF.

Summary of Comparable Industrial Leases(1)

Property Name / Location	Tenant Name	Tenant Leased Space (SF)	Lease Sign Date	Lease Term (months)	Base Rent Per SF
Novonix, Chattanooga, TN	PUREgraphite	404,000	July 2021(2)	183(2)	$6.75(2)
6207 Jim Snow Way, Chattanooga, TN	Liquidmetal Coating Solutions, LLC	35,876	Nov 2018	60	$6.00
FedEx Ground, Chattanooga, TN	FedEx Ground	237,000	Feb 2017	180	$8.61
Kenco Warehouse, Chattanooga, TN	Listing	210,000	N/A	N/A	$6.00
FedEx Ground, Chattanooga, TN	FedEx Ground	60,637	Oct 2017	60	$5.23
Cainhoy Industrial, Charleston, SC	World Depot	109,251	Dec 2021	24	$7.50
Scapa North America, Knoxville, TN	Scapa North America, LLC	152,480	Jan 2019	240	$10.62

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated September 6, 2021.

■	The Borrower. The borrowing entity for the Novonix Loan is Novonix 1029, LLC, a Delaware limited liability company with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Novonix Loan. The borrower sponsor and non-recourse guarantor of the Novonix Loan is Novonix, a publicly traded company on the Australian Securities Exchange, which is also the lease guarantor for the sole tenant.

■	Escrows. At origination of the Novonix Loan, the borrower deposited approximately (i) $151,019 into a real estate tax reserve account, (ii) $98,880 into an insurance reserve account, (iii) $6,196,731 into a scheduled capital expenditures reserve account, and (iv) $8,000,000 into an earnout reserve account.

The earnout reserve will be released to the borrower upon satisfaction of the following conditions, among others (the “Earnout Release Conditions”): (a) the borrower’s delivery to the lender of evidence of the completion and payments in full for capital expenditure work relating to the build-out of the premises (the “Scheduled Capital Expenditures Work”) and satisfaction of all applicable licensing, permitting, zoning and other similar legal requirements, (b) tenant’s and/or borrower’s certification that certain specified equipment identified in the loan agreement, or similar equipment of similar value and purpose, as determined by the lender, has been purchased and installed and is being utilized by the tenant in the ordinary course at the Novonix Property, (c) the tenant operating in its leased premises in the ordinary course, (d) no Novonix Trigger Period (as defined below) has occurred and is continuing, and (e) the absence of any shutdown or “shelter-in-place” requirements and any other limitations on business operations or openings related to the COVID-19 pandemic that would have a material adverse effect on tenant’s operation of its business at the Novonix Property. To the extent such conditions have not been satisfied in full on or before July 28, 2023, the borrower will no longer be entitled to any disbursement of the earnout reserve, and the lender will have the option, on any date from and after such deadline, to apply the earnout reserve to the payment of the Novonix Loan in such order, proportion and priority as the lender may determine in its discretion. In connection with any such application of the earnout reserve, the lender has the right to require payment by the borrower of a yield maintenance premium.

The scheduled capital expenditures reserve of $6,196,731 represents 115% of the budget for the planned capital expenditures work. Upon the lender’s receipt of fully executed contracts from the applicable contractors performing all of the related Scheduled Capital Expenditures Work, either (i) the reserve will be reduced to be equal to 105% of the cost of such work pursuant to such contracts or (ii) the borrower will be required to make a true-up deposit such that the amount on deposit in the reserve equals 105% of the total costs to complete all of the remaining work pursuant to such contracts. The borrower is required to complete all of the Scheduled Capital Expenditures Work in accordance with the plans and specifications in the loan documents and all applicable legal requirements, on or prior to the date that is 180 days following the loan origination date (the “Scheduled Capital Expenditures Work Completion Outside Date”), provided that such 180-day period will be automatically

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOVONIX

extended for successive 30-day periods so long as (a) no event of default has occurred and is continuing and (b) the borrower diligently pursuing completion of the Scheduled Capital Expenditures Work in good faith, provided further, however, that, notwithstanding the foregoing, the Scheduled Capital Expenditures Work Completion Outside Date may not be extended beyond the date that is 18 months following the loan origination date.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the real estate taxes (including, without limitation, PILOT payments) that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $21,574).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which would be sufficient to pay the estimated annual insurance premiums (initially estimated to be approximately $49,440); provided, that such deposits will not be required in the event an acceptable blanket insurance policy is in effect.

TI/LC Reserve – The borrower is required to deposit into a TI/LC reserve, on a monthly basis, an amount equal to approximately $10,684 for TI/LC reserves. The monthly TI/LC reserve deposit will be waived so long as (i) no event of default has occurred and is continuing, (ii) the PUREgraphite lease is in full force and effect without any monetary or material non-monetary default thereunder by PUREgraphite beyond applicable notice and cure periods, and (iii) PUREgraphite or the guarantor under its lease has an investment grade rating.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $2,357 for replacement reserves.

■	Lockbox and Cash Management. The Novonix Loan is structured with a hard lockbox and springing cash management. The borrower is required to cause tenants to deposit rents directly into a lender-approved lockbox account. In addition, the borrower and the property manager are required to deposit all rents and gross revenue from the Novonix Property into the lockbox account within one business day of receipt. Provided no Novonix Trigger Period exists, funds deposited into the lockbox account are required to be swept on a daily basis into the borrower’s operating account. Once a Novonix Trigger Period occurs, the lender is required to open a lender-controlled deposit account, and so long as a Novonix Trigger Period exists, all funds in the lockbox account are required to be swept on a daily basis into the deposit account, and, provided no event of default is continuing, applied on each monthly payment date (i) to make deposits into the tax and insurance reserves, (ii) to pay debt service, (iii) to make deposits into the replacement and TI/LC reserves, (iv) to pay (I) the lesser of lender-approved budgeted operating expenses and actual operating expenses, minus (II) the amount by which lender-approved budgeted operating expenses exceeded actual operating expenses in prior months, to the extent not previously deducted pursuant to this clause (II), (v) to pay lender-approved extraordinary expenses, if any; and (vi) all remaining funds will be disbursed: (A) during a Lease Sweep Period (as defined below), into a Lease Sweep reserve or (B) if no Lease Sweep Period exists, to an excess cash flow reserve, to be held as additional collateral for the Novonix Loan during the continuance of such Novonix Trigger Period.

A “Novonix Trigger Period” will commence upon the occurrence of (i) an event of default under the Novonix Loan, (ii) the debt service coverage ratio is less than 1.20x on the last day of any calendar quarter, (iii) if the manager is an affiliate of the borrower or guarantor and becomes insolvent or a debtor in any bankruptcy or insolvency proceeding and (iv) the commencement of a Lease Sweep Period; and will end if, (A) with respect to clause (i), the event of default under the Novonix Loan has been waived by the lender or cured in accordance with the terms of the loan documents or borrower has otherwise tendered cure and such cure has been accepted by the lender, (B) with respect to clause (ii), the debt service coverage ratio is at least 1.25x for two consecutive calendar quarters, (C) with respect to clause, (iii) the manager is replaced with an unaffiliated qualified manager approved by the lender or (D) with respect to clause (iv), such Lease Sweep Period has ended pursuant to the terms thereof.

A “Lease Sweep Period” will commence on the first monthly payment date following the occurrence of (a) the earlier to occur of (1) 12 months prior to the earliest stated expiration date of the Lease Sweep Lease (as defined below) and (2) the date required under the Lease Sweep Lease by which the tenant is required to give notice to exercise its renewal option, (b) the date the Lease Sweep Lease (or a material portion thereof) is surrendered, canceled or terminated, (c) the date the tenant under the Lease Sweep Lease discontinues its business or gives notice that it intends to discontinue its business (i.e. “goes dark”) at its space (or more than 50% thereof) , (d) upon a default under a Lease Sweep Lease by the tenant beyond any applicable notice and cure period, (e) the occurrence of an insolvency proceeding of the tenant under the Lease Sweep Lease or its guarantor or parent or

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOVONIX

(f) following the Lease Sweep Lease Investment Grade Rating Achievement Date (as defined below), upon a decline in the credit rating of the tenant under a Lease Sweep Lease (or any parent entity guaranteeing such tenant’s obligations under the applicable Lease Sweep Lease, including, for the avoidance of doubt, Novonix with respect to PUREgraphite) below the investment grade rating by any rating agency.

A Lease Sweep Period will end upon (A) in the case of clauses (a), (b) (c), and (d) above, the entirety of the Lease Sweep Lease space is leased pursuant to one or more qualified leases and, in the lender’s reasonable judgment, sufficient funds have been accumulated in the lease sweep reserve (during the continuance of the subject Lease Sweep Period) to cover all anticipated approved leasing expenses, free rent periods, and/or rent abatement periods set forth in all such qualified leases and any shortfalls in required payments or operating expenses as a result of any anticipated down time prior to the commencement of payments under such qualified leases, (B) in the case of clause (a) above, the date on which the tenant under the Lease Sweep Lease irrevocably exercises its renewal or extension option with respect to all of its space, and in the lender’s judgment, sufficient funds have been accumulated in the lease sweep reserve (during the continuance of the subject Lease Sweep Period) to cover all anticipated approved leasing expenses, free rent periods and/or rent abatement periods in connection with such renewal or extension, (C) in the case of clause (d) above, the date on which the subject default has been cured, and no other default under such Lease Sweep Lease occurs for a period of six consecutive months following such cure, (D) in the case of clause (e) above, (a) the applicable insolvency proceeding has terminated, (E) in the case of clause (f) above, the date on which either (x) the credit rating of the tenant under a Lease Sweep Lease (or any parent entity guaranteeing such tenant’s obligations under the applicable Lease Sweep Lease, including, for the avoidance of doubt, Novonix with respect to PUREgraphite) has been restored to the investment grade rating by the relevant rating agencies, or (y) the funds in the lease sweep reserve collected with respect to the PUREgraphite lease are equal to or greater than $1,361,480.

A “Lease Sweep Lease” means the PUREgraphite lease, or (ii) any replacement lease that, either individually, or when taken together with any other lease with the same tenant or its affiliates, and assuming the exercise of all expansion rights and all preferential rights to lease additional space contained in such lease, covers the majority of the applicable space.

A “Lease Sweep Lease Investment Grade Rating Achievement Date” means the first date during the term of the Novonix Loan on which the tenant under a Lease Sweep Lease (or any parent entity guaranteeing such tenant’s obligations under the applicable Lease Sweep Lease, including, for the avoidance of doubt, Novonix with respect to PUREgraphite) achieves an Investment Grade Rating (as defined below).

An “Investment Grade Rating” means a long-term unsecured debt rating of at least “BBB-” from S&P and an equivalent rating from each of the other national statistical rating agencies which rate such entity.

■	Property Management. The Novonix Property is self-managed by the borrower.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Novonix Property, as well as 18 months of rental loss and/or business interruption coverage (in an amount not less than $3,000,000) provided that such coverage is available. For so long as TRIPRA is in effect and continues to cover both foreign and domestic acts, the lender is required to accept terrorism insurance with coverage against acts which are “certified” within the meaning of TRIPRA. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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College Point

BJ's
WHOLESALE CLUB

T·J·maxx

P.C.
RICHARD
& SON
APPLIANCES

BUFFALO WILD WINGS

TARGET

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

College Point

MAP © 2021 CARTIFACT
College Point
College Point
135-05 20th Avenue
College Point, NY 11356
LAGUARDIA AIRPORT
FLUSHING
MURRAY HILL
CORONA
Citi Field
Flushing
Flushing Hospital Medical Center
Flushing Meadows Golf Center
USTA Billie Jean King Tennis Center
Queens Botanical Garden
NewYork-Presbyterian/Queens
Queens Wildlife Conservation Center
Flushing Meadows Corona Park
Meadow Lake
Queens College, City University of New York
Queens Center Mall
Long Island Jewish Forest Hills
KEW GARDENS
New York
Newark
NEW JERSEY
NEW YORK
BRONX
MANHATTAN
QUEENS
BROOKLYN
STATEN ISLAND
Yonkers
New Rochelle
Paterson
Hackensack
Jersey City
Bayonne
Hempstead
Freeport
Long Beach
White Plains
Port Chester
Greenwich
Glen Cove
678
495

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

College Point

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		GSMC
Location (City/State)	College Point, New York		Cut-off Date Balance(2)		$30,000,000
Property Type	Retail		Cut-off Date Balance per SF(1)		$211.40
Size (SF)	331,130		Percentage of Initial Pool Balance		2.7%
Total Occupancy as of 6/4/2021	100.0%		Number of Related Mortgage Loans		None
Owned Occupancy as of 6/4/2021	100.0%		Type of Security		Fee
Year Built / Latest Renovation	1998 / NAP		Mortgage Rate		3.56600%
Appraised Value	$117,000,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		NAP
			Original Interest Only Period (Months)		120

Underwritten Revenues	$8,899,157
Underwritten Expenses	$3,964,950		Escrows(3)
Underwritten Net Operating Income (NOI)	$4,934,206			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,585,671		Taxes	$0	Springing
Cut-off Date LTV Ratio(1)	59.8%		Insurance	$0	Springing
Maturity Date LTV Ratio(1)	59.8%		Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	1.95x / 1.81x		TI/LC	$0	$17,936
Debt Yield Based on Underwritten NOI / NCF(1)	7.0% / 6.6%		Other Reserves	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$70,000,000	100.0%	Return of Equity	$65,525,985	93.6%
			Loan Payoff	4,088,594	5.8
			Closing Costs	385,421	0.6

Total Sources	$70,000,000	100.0%	Total Uses	$70,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the College Point Whole Loan (as defined below). See “—The Mortgage Loan” below.

(2)	The Cut-off Date Balance of $30,000,000 represents the College Point Loan (as defined below), which is part of the College Point Whole Loan.

(3)	See “—Escrows” below.

■	The Mortgage Loan. The College Point mortgage loan (the “College Point Loan”) is part of a whole loan (the “College Point Whole Loan”) consisting of two pari passu notes with an aggregate outstanding principal balance of $70,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in an anchored retail property located in College Point, New York (the “College Point Property”). The College Point Loan, which will be included in the Benchmark 2021-B29 transaction, is evidenced by the non-controlling Note A-2, has an outstanding principal balance as of the Cut-off Date of $30,000,000 and represents approximately 2.7% of the Initial Pool Balance. The controlling Note A-1 had an original balance and has an outstanding balance as of the Cut-off Date of $40,000,000.

The College Point Whole Loan was originated by Goldman Sachs Bank USA on June 15, 2021. The College Point Whole Loan has an interest rate 3.56600% per annum. The borrower utilized the proceeds of the College Point Whole Loan to recapitalize the College Point Property, pay origination costs and return equity to the borrower.

The College Point Whole Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The College Point Whole Loan requires interest-only payments during the full term. The scheduled maturity date of the College Point Whole Loan is in July 2031. Voluntary prepayment of the College Point Whole Loan in whole (but not in part) is permitted on or after the due date occurring in April 2031 without payment of any prepayment premium. In addition, provided that no event of default under the College Point Whole Loan is continuing, defeasance of the College Point Whole Loan is permitted in whole (but not in part) at any time on or after the first due date following the second anniversary of the Closing Date.

The table below summarizes the promissory notes that comprise the College Point Whole Loan. The relationship between the holders of the College Point Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$40,000,000	$40,000,000	Benchmark 2021-B28	Yes
A-2	30,000,000	30,000,000	Benchmark 2021-B29	No
Total	$70,000,000	$70,000,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

College Point

■	The Mortgaged Property. The College Point Property is a 331,130 square foot Class A, anchored retail property situated on an approximately 25.37-acre site. The College Point Property is 100.0% occupied by five retail tenants as of June 4, 2021. The College Point Property is comprised of five buildings in total, four of which are contiguous and are oriented towards the northern position of the property. The fifth building of the College Point Property is an outparcel building positioned parallel to 20th Avenue. The College Point Property is anchored by the largest tenant, Target, representing 139,896 square feet (“SF”) (approximately 42.2% of the gross leasable area (“GLA”)).

The following table contains anchor and major tenant sales history for the College Point Property:

Anchor and Major Tenant Sales(1)

Tenant	SF	1/31/2018 TTM	1/31/2019 TTM	1/31/2020 TTM	1/31/2021 TTM(2)	Sales per SF/Screen(2)
Target	139,896	NAV	NAV	NAV	NAV	NAV
BJ’s	119,500	NAV	NAV	NAV	NAV	NAV
P.C Richards & Son	32,786	NAV	$14,561,083	$13,971,655	11,313,647	$345.08
TJ Maxx	32,768	$26,576,677	$26,754,009	$27,677,117	$16,639,710	$507.80
Buffalo Wild Wings	6,180	NAV	NAV	NAV	$3,000,271	$485.48

(1)	As provided by the borrower.

(2)	Information for Buffalo Wild Wings is based on annualized numbers from the period 9/30/2020 through 1/31/2021.

Major Tenants.

Target (139,896 SF, 42.2% of GLA, 16.6% of underwritten base rent). Target Corporation (“Target”) is an American retail corporation. It is the 8th-largest retailer in the United States and is listed on the S&P 500 Index. Target established itself as the discount division of the Dayton's Company of Minneapolis, Minnesota in 1962; it began expanding the store nationwide in the 1980s (as part of the Dayton-Hudson Corporation) and introduced new store formats under the Target brand in the 1990s. Target occupies approximately 139,896 SF on a lease that expires July 31, 2023, with four, five-year renewal options and one final 46-month renewal option. Target is currently paying an annual rent of $6.54 per SF, with no remaining rent increases.

BJ’s (119,500 SF, 36.1% of GLA, 36.4% of underwritten base rent). BJ’s Wholesale Club (“BJ’s”) is a warehouse club operator on the east coast of the United States. BJ’s provides an assortment of perishable products, continuously refreshed general merchandise, gasoline, and other ancillary services. BJ’s headquarters office is located in Westborough, Massachusetts. BJ’s occupies approximately 119,500 SF on a lease that expires September 25, 2023, with four, five-year renewal options. BJ’s is currently paying an annual rent of $16.76 per SF, with no remaining rent increases.

P.C Richards & Son (32,786 SF, 9.9% of GLA, 20.6% of underwritten base rent). P.C. Richards & Son is the largest chain of private, family-owned appliance, television, electronics, and mattress stores in the United States. P.C Richards & Son has 66 stores located in New York, New Jersey, Connecticut, and Pennsylvania, with the majority of the stores located on Long Island and the New York City boroughs of Queens and Brooklyn. P.C Richards & Son currently occupies approximately 32,786 SF on a lease that expires January 31, 2029, with two remaining 5-year renewal options. P.C Richards & Son is currently paying annual rent of $34.57 per SF, with a scheduled rent increase of $3.46 per SF on February 1, 2024.

TJ Maxx (32,768 SF, 9.9% of GLA, 17.3% of underwritten base rent). TJX Companies, Inc. is the leading off-price apparel and home fashions retailer in the U.S. and worldwide. TJX Companies, Inc. operates eight businesses – T.J. Maxx, Marshalls, HomeGoods, A.J. Wright, and Bob's Stores in the United States, Winners and HomeSense in Canada, and T.K. Maxx in Europe. TJ Maxx occupies approximately 32,768 SF at the College Point Property on a lease that expires November 30, 2023, with one remaining 5-year renewal option. TJ Maxx is currently paying annual rent of $29.00 per SF, with no scheduled rent increases. Sales for TJ Maxx at the College Point Property were reported at $26,576,677, $26,754,009, $27,677,117, and $16,639,710 for 1/31/2018 TTM, 1/31/2019 TTM, 1/31/2020 TTM, and 1/31/2021 TTM, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

College Point

Buffalo Wild Wings (6,180 SF, 1.9% of GLA, 9.1% of underwritten base rent). Buffalo Wild Wings is an American casual dining restaurant and sports bar franchise in the United States, Canada, India, Mexico, Oman, Panama, Philippines, Saudi Arabia, United Arab Emirates, and Vietnam that specializes in buffalo wings and sauces. Buffalo Wild Wings currently occupies approximately 6,180 SF at the College Point Property on a lease that expires August 31, 2028, with one, five-year, three-month renewal option. Buffalo Wild Wings does not currently pay base rent and instead pays 10.0% of gross sales each month until March 2022. On April 1, 2022, Buffalo Wild Wings will be required to begin paying rent of $80.91 per SF.

COVID-19 Update. As of September 6, 2021, the College Point Whole Loan is not subject to any forbearance, modification, or debt service relief request. As of September 6, 2021, the borrower has reported that 100.0% of the expected July and August 2021 rent payments were received. The September debt service payment was made.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the College Point Property:

Top Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA (SF)	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent	UW Base Rent $ per SF	Tenant Sales $ per SF/ Screen	Occupancy Cost	Lease Expiration	Renewal / Extension Options
BJ’s	NR/BB/NR	119,500	36.1%	$2,003,291	36.4%	$16.76	NAV	NAV	9/25/2023	4, 5-year options
P.C Richards & Son	NR/NR/NR	32,786	9.9	1,133,412	20.6	$34.57	$345.08	10.0%	1/31/2029	2, 5-year options
TJ Maxx	NR/A/NR	32,768	9.9	950,272	17.3	$29.00	$507.80	5.7%	11/30/2023	1, 5-year option
Target(3)	A2/A/A-	139,896	42.2	915,255	16.6	$6.54	NAV	NAV	7/31/2023	4, 5-year options
Buffalo Wild Wings(4)	NR/NR/NR	6,180	1.9	500,000	9.1	$80.91	$485.48	16.7%	8/31/2028	1, 5-year, 3-month option
Vacant		0	0.0	0	0.0	$0.00
Totals / Wtd. Avg. All Tenants		331,130	100.0%	$5,502,230	100.0%	$16.62

(1)	Based on the underwritten rent roll dated as of June 4, 2021.

(2)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(3)	Target has an additional 3-year,10-month extension option.

(4)	Buffalo Wild Wings paid 8% of gross sales from September 2020 to March 2021 and is required to pay 10% of gross sales from April 2021 to March 2022. On April 1, 2022, Buffalo Wild Wings will be required to begin paying rent of $80.91 per SF.

The following table presents certain information relating to the lease rollover schedule at the College Point Property:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM/2021	0	0.0%	0.0%	$0	0.0%	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	292,164	88.2	88.2%	3,868,818	70.3	$13.24	3
2024	0	0.0	88.2%	0	0.0	$0.00	0
2025	0	0.0	88.2%	0	0.0	$0.00	0
2026	0	0.0	88.2%	0	0.0	$0.00	0
2027	0	0.0	88.2%	0	0.0	$0.00	0
2028	6,180	1.9	90.1%	500,000	9.1	$80.91	1
2029	32,786	9.9	100.0%	1,133,412	20.6	$34.57	1
2030	0	0.0	100.0%	0	0.0	$0.00	0
2031	0	0.0	100.0%	0	0.0	$0.00	0
2032 & Beyond	0	0.0	100.0%	0	0.0	$0.00	0
Vacant	0	0.0	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	331,130	100.0%		$5,502,230	100.0%	$16.62	5

(1)	Based on the underwritten rent roll dated as of June 4, 2021.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

College Point

The following table presents certain information relating to historical occupancy at the College Point Property:

Historical Leased %(1)

2018	2019	2020	As of 6/4/2021(2)
100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Based on the underwritten rent roll dated as of June 4, 2021.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the College Point Property:

Cash Flow Analysis(1)

	2018	2019	2020	TTM 3/31/2021	Underwritten	Underwritten $ per SF
Base Rent	$5,397,169	$5,607,219	$5,405,564	$5,254,314	$5,502,230	$16.62
Reimbursements	3,537,382	3,111,164	3,309,595	3,592,579	3,669,959	11.08
Other Income	532,422	188,759	258,396	319,317	173,542	0.52
Vacancy & Credit Loss	0	0	0	0	(446,575)	(1.35)
Effective Gross Income	$9,466,973	$8,907,143	$8,973,555	$9,166,210	$8,899,157	$26.88

Total Operating Expenses	$3,756,593	$3,259,475	$3,288,353	$3,525,049	$3,964,950	$11.97

Net Operating Income	$5,710,380	$5,647,668	$5,685,202	$5,641,161	$4,934,206	$14.90
TI/LC	0	0	0	0	298,866	0.90
Replacement Reserves	0	0	0	0	49,670	0.15
Net Cash Flow	$5,710,380	$5,647,668	$5,685,202	$5,641,161	$4,585,671	$13.85

(1)	Information based on the underwritten rent roll dated as of June 4, 2021. Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

■	Appraisal. According to the appraisal, the College Point Property had an “as-is” appraised value of $117,000,000 as of April 19, 2021.

■	Environmental Matters. According to the Phase I environmental report dated April 29, 2021, there are no recognized environmental conditions or recommendations for further action at the College Point Property.

■	Market Overview and Competition. The College Point Property is located in College Point, within Queens county, New York. Primary access to the College Point Property is provided by the Whitestone Expressway and the Cross Island Parkway. Transportation is generally provided via automobile and public transportation. John F. Kennedy International Airport (“JFK”) is located on Jamaica Bay in the southeastern section of Queens County, New York City. JFK is located approximately 15 miles by highway from midtown Manhattan. JFK contributes approximately $31.5 billion in economic activity to the New York and New Jersey region. Newark Liberty International Airport opened in 1948 and contributes approximately $20.2 billion in economic activity to the metropolitan area. LaGuardia Airport is located in Queens on Flushing Bay, approximately eight miles from Midtown Manhattan. Comparing the industry sectors for the local market area (1-mile radius) to New York County indicates the local market area is somewhat more heavily weighted toward the Finance/Insurance/Real Estate, Information, Manufacturing, Wholesale Trade, and Agriculture/Mining sectors. Mirroring a national trend, venture capital flows increased in 2020 and existing technology companies are expanding their workforce in the New York City metropolitan area. Facebook has leased all of the office space in the former post office across from Penn Station, while Google is expanding in the Meatpacking District and Hudson Square.

According to the appraisal, the 2020 population within a 0.5-, 1.0- and 1.5-mile radius of the College Point Property was 5,344, 46,233 and 97,217, respectively. The 2020 average household income within the same radii was $94,094, $89,127 and $87,357, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

College Point

The following table presents certain information relating to the primary competition for the College Point Property:

Competitive Set(1)

	College Point	Whitestone Plaza	Whitestone Shopping Center	The Bay Terrace at Bayside	Douglaston Plaza	Shopping Center
Distance from Subject	NAP	2.1 miles	0.5 miles	4.2 miles	7.1 miles	1.8 miles
Property Type	Anchored	Anchored	Anchored	Anchored	Anchored	Anchored
Year Built	1998	1930 / 1990	1920 / 1990	1958 / 1998	1964	1955 / 1989
Total GLA	331,130(2)	62,000	61,228	184,806	281,423	220,000
Total Occupancy	100.0%(2)	100%	100%	100%	100%	100%
Anchors & Jr. Anchors	BJ’s, Target	Northshore Farms	Dollar Tree	Stop & Shop	Fairway Market	Key Food, Rite Aid

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated as of June 4, 2021.

The following table presents certain information relating to the appraisal’s market rent conclusions for the College Point Property:

Market Rent Summary
	Market Rent (per SF)	Lease Term (Yrs)	Rental Increase Projection
Anchors	$35.00	15	3% per year
Jr. Anchors	$40.00	10	3% per year
Outparcels	$75.00	10	3% per year

■	The Borrower. The borrower is CP Property Owner LLC, a Delaware limited liability company structured to be bankruptcy-remote with one independent director.

■	The Borrower Sponsor. The borrower sponsor and non-recourse carveout guarantor is The Related Companies, L.P. ( “Related”). Related is an American privately owned real estate firm in New York City, with offices and major developments in Boston, Chicago, Los Angeles, Las Vegas, Miami, San Francisco, Abu Dhabi, London, São Paulo and Shanghai. Related currently has approximately 4,000 employees, is one of the largest owners of affordable housing, and has over $60 billion in real estate assets owned or under development, including mixed-use, residential, retail and office properties in premier high-barrier-to-entry markets.

■	Escrows.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis during the continuance of a College Point Trigger Period (as defined below) or an event of default, 1/12 of the reasonably estimated annual real estate taxes.

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis during the continuance of a College Point Trigger Period or an event of default, 1/12 of reasonably estimated insurance premiums.

TI/LC Reserve – The borrower is required to deposit into a tenant improvement and leasing commission reserve, on a monthly basis, an amount equal to approximately $17,936, which amount will be reduced to approximately $6,899 upon both Target and BJ’s renewing their respective leases as of the origination date (or upon the reletting of substantially all of the space previously occupied by either Target or BJ’s, or both, pursuant to a lease(s) executed in accordance with the terms of the College Point Whole Loan documents).

A “College Point Trigger Period” means (i) each College Point Significant Tenant Trigger Period (as defined below), and (ii) each period (a) commencing when the debt service coverage ratio (as calculated under the College Point Whole Loan documents), as determined as of the first day of any fiscal quarter, is less than 1.10x, and concluding when the debt service coverage ratio, determined as of the first day of each of two consecutive fiscal quarters thereafter, is equal to or greater than 1.10x and (b) commencing upon the borrower’s failure to deliver annual, quarterly or monthly financial reports as and when required under the College Point Whole Loan documents and concluding when such reports are delivered and indicate that no other College Point Trigger Period is continuing.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

College Point

A “College Point Significant Tenant Trigger Period” means any period that (i) commences if BJ’s or Target has yet to exercise its currently-existing extension option at the College Point Property by the earlier of (a) December 22, 2022 with respect to BJ’s and October 31, 2022 with respect to Target, and concludes when either (x) BJ’s or Target, as applicable, exercises such extension option or (y) the space currently demised to BJ’s or Target has been relet to tenants in occupancy under lender-approved replacement leases and the debt service coverage ratio exceeds 1.10x, and all associated leasing costs have been paid or reserved with the lender or (ii) commences upon the filing of a bankruptcy or similar insolvency proceeding of either BJ’s or Target, and concludes on the earliest to occur of (x) the date that the applicable bankruptcy or similar insolvency proceeding has been dismissed in accordance with the requirements of the applicable lease, (y) the date that the applicable bankruptcy or similar insolvency proceeding has been terminated and the applicable lease has been affirmed, assumed or assigned or (z) the date on which the space currently demised to BJ’s or Target has been relet to tenants in occupancy under lender-approved replacement leases such that the debt service coverage ratio exceeds 1.10x, and all associated costs have been paid or reserved with the lender.

■	Lockbox and Cash Management. The College Point Whole Loan is structured with a hard lockbox and springing cash management. At origination, the borrower was required to direct each tenant to remit all rents directly to a lender-controlled lockbox account. In addition, the borrower is required to cause (or with respect to any property manager that is not an affiliate of the borrower, use commercially reasonable efforts to cause) all cash revenues relating to the College Point Property and all other money received by the borrower or the property manager with respect to the College Point Property (other than tenant security deposits) to be deposited into the lockbox account or a lender-controlled cash management account by the end of the first business day following receipt. On each business day during the continuance of a College Point Trigger Period or event of default under the College Point Whole Loan documents, all amounts in the lockbox are required to be remitted to the cash management account. At the end of each business day that no College Point Trigger Period or an event of default under the College Point Whole Loan is continuing, all amounts in the lockbox account are required to be remitted to a borrower-controlled operating account.

On each due date during the continuance of a College Point Trigger Period (or, at the lender’s discretion, during an event of default under the College Point Whole Loan), all funds on deposit in the cash management account after payment of debt service on the College Point Whole Loan, required reserves and budgeted operating expenses are required to be deposited into an excess cash flow reserve account as additional collateral for the College Point Whole Loan.

■	Property Management. The College Point Property is currently managed by CP Whitestone Property Manager LLC.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Ground Leases. None.

■	Terrorism Insurance. The borrower is required to obtain and maintain terrorism insurance in an amount equal to the full replacement cost of the College Point Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If the Terrorism Risk Insurance Program Reauthorization Act of 2015 or a subsequent statute is no longer in effect, then the borrower requirement will be capped at insurance premiums equal to two times the amount of the insurance premiums payable in respect of the College Point Property and rental loss/business interruption insurance required under the related College Point Whole Loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Independence lofts

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Independence lofts

MAP © 2021 CARTIFACT
DATA © OSM CONTRIBUTORS
Independence Lofts
525 North 11th Street
Philadelphia, PA 19123
Medical College Of Pennsylvania
Susquehanna International Group HQ
Bala Cynwyd Shopping Center
Bala Cynwyd
Bala Golf Club
Mt Vernon Cemetery
Fairmont Park
Temple University Hospital
St Christopher's Hospital For Children
SEPTA
Temple University-Episcopal Hospital
Temple University
NORTH PHILADELPHIA
Girard College
FISHTOWN
Cathedral Cemetery
NORTHERN LIBERTIES
Penn Presbyterian Medical Center
UNIVERSITY CITY
Drexel University
University Of Pennsylvania
OLD CITY
Camden
CENTER CITY
RITTENHOUSE SQUARE
Children's Hospital Of Philadelphia
Pennsylvania Hospital
INDEPENDENCE MALL
Campbell's Field
Rutgers University-Camden
LANNING SQUARE
Cooper University Hospital
Philadelphia
S BROAD ST
N BROAD ST
SOUTH PHILADELPHIA
WHITMAN
Delaware River
Boyertown
Quakertown
Harleysville
Doylestown
Woodside
Trenton
Blue Bell
Levittown
Willow Grove
King of Prussia
PA
Bristol
Wayne
Malvern
West Chester
Philadelphia
Mt. Holly
Cherry Hill
Medford
Chester
Voorhees
NJ
DE
Wilmington
Mantua
Berlin
Gloucester Township
Glassboro
Pilesgrove
DEL

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Independence lofts

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Philadelphia, Pennsylvania	Cut-off Date Principal Balance	$29,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per unit	$305,263.16
Size (Units)	95	Percentage of Initial Pool Balance	2.6%
Total Occupancy as of 5/31/2021(1)	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 5/31/2021(1)	100.0%	Type of Security	Fee
Year Built / Latest Renovation	1920 / 2019	Mortgage Rate	3.56000%
Appraised Value	$47,450,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP

Underwritten Revenues	$2,960,009
Underwritten Expenses	$613,647	Escrows(2)
Underwritten Net Operating Income (NOI)	$2,346,362	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,314,329	Taxes	$33,722	$4,817
Cut-off Date LTV Ratio	61.1%	Insurance	$33,510	$6,702
Maturity Date LTV Ratio	47.8%	Replacement Reserves	$0	$2,072
DSCR Based on Underwritten NOI / NCF	1.49x / 1.47x	TI/LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF	8.1% / 8.0%	Other(3)	$502,200	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$29,000,000	100.0%	Loan Payoff	$26,698,954	92.1%
Sponsor Cash Out	1,420,995	4.9
Upfront Reserves	569,432	2.0
Closing Costs	310,620	1.1
Total Sources	$29,000,000	100.0%	Total Uses	$29,000,000	100.0%

(1)	The residential portion of the Independence Lofts Property (defined below) is 100% occupied and the commercial portion has 1,660 SF of vacant space, resulting in an overall occupancy of approximately 98.2%.

(2)	See “—Escrows” below.

(3)	Other upfront reserve represents a debt service reserve ($500,000) and a reserve for environmental remediation ($2,200) at the Independence Lofts Property.

■	The Mortgage Loan. The Independence Lofts mortgage loan (the “Independence Lofts Loan”) is a fixed rate loan secured by a first mortgage encumbering the borrower’s fee interest in a multifamily property with 7,880 SF of commercial space located in Philadelphia, Pennsylvania (the “Independence Lofts Property”). The Independence Lofts Loan is evidenced by a promissory note with an original principal balance and outstanding principal balance as of the Cut-off Date of $29,000,000, representing approximately 2.6% of the Initial Pool Balance.

The Independence Lofts Loan was originated by Goldman Sachs Bank USA on August 18, 2021. The Independence Lofts Loan has an interest rate of 3.56000% per annum. The borrower sponsor utilized the proceeds of the Independence Lofts Loan to refinance existing debt on the Independence Lofts Property, pay origination costs, fund upfront reserves and return borrower sponsor equity.

The Independence Lofts Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Independence Lofts Loan requires payments of principal and interest sufficient to amortize the Independence Lofts Loan over a 30-year amortization period. The scheduled maturity date of the Independence Lofts Loan is September 6, 2031. The Independence Lofts Loan may be voluntarily prepaid in whole (but not in part) beginning June 6, 2031 without payment of any prepayment premium. In addition, provided that no event of default is continuing, the Independence Lofts Loan may be defeased in whole (or in part) at any time beginning on the due date following the second anniversary of the Closing Date.

■	The Mortgaged Property. The Independence Lofts Property is 100.0% occupied as of May 31, 2021 and consists of 91,092 rentable square feet (“SF”), which includes 83,212 SF of residential and 7,880 SF of commercial space. The Independence Lofts Property consists of one, nine-story building that was constructed in 1920 and renovated in 2019. The Independence Lofts Property’s 95 residential units range from one to three-bedroom apartments. Amenities include a fitness center, dog park, in-unit laundry and a 92-space parking garage. The largest commercial tenant, Eat It Up LLC by Carlos Collazo & Neil E. Campbell (2,800 SF, 35.5% of commercial NRA), is a craft beer bar and an eatery with a lease expiration date of December 31, 2029. Other commercial tenants include SoSuite Inc. (1,030 SF, 13.1% of commercial NRA), Redevelopment Consultant LLC (1,130 SF, 14.3% of commercial NRA) and AWACS INC. / AT&T (480 SF, 6.1% of commercial NRA).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Independence lofts

The Independence Lofts Property benefits from a 10-year tax abatement from the City of Philadelphia, with approximately 8.5 years remaining (expiring December 31, 2029). The tax abatement will keep property taxes steady through the term of the abatement. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Property Types—Multifamily Properties” in the Preliminary Prospectus.

The Independence Lofts Property includes 17, one-bedroom units averaging 687 SF, 75, two-bedroom units averaging 903 SF and three, three-bedroom units averaging 1,260 SF.

COVID-19 Update. As of September 6, 2021, the Independence Lofts Loan is not subject to any forbearance, modification, or debt service relief request. As of September 6, 2021, the borrower has reported that 100.0% of the expected July and August 2021 rent payments were received. The September debt service payment was made.

The following table presents certain information relating to the multifamily units and rents at the Independence Lofts Property:

Multifamily Unit Mix(1)

Floor Plan	Total # of Units	Occupancy	Average SF per Unit(2)	% of Unit Mix(2)	Average In-Place Rent per Unit(2)
1BR/1BA	10	100.0%	737	8.7%	$1,976
1BR/1.5BA	7	100.0	720	7.6	1,797
2BR/1BA	19	100.0	874	20.7	2,407
2BR/2BA	49	100.0	888	52.2	2,333
2BR/2.5BA	7	100.0	1,117	7.6	2,514
3BR/2BA	3	100.0	1,260	3.3	3,030
Total / Wtd. Avg.	95	100.0%	889	100.0%	$2,313

(1)	Based on the underwritten rent roll dated May 31, 2021.

(2)	Average SF per Unit, % of Unit Mix and Average In-Place Rent per Unit are only based on the 92 units included residential rent roll.

The following table presents certain information relating to historical occupancy at the Independence Lofts Property:

Historical Leased %(1)

2018	2019	2020	As of 5/31/2021(2)
NAP	NAP	96.7%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless otherwise specified.

(2)	Based on the underwritten rent roll dated May 31, 2021.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Independence Lofts Property:

Cash Flow Analysis(1)

	2020	TTM 4/30/2021	Underwritten(2)	Underwritten $ per Unit(2)
Potential Rental Revenue	$2,430,000	$2,520,000	$2,652,952	$27,926
Vacancy Loss	(561,115)	(303,239)	(132,648)	(1,396)
Credit Loss	(9,795)	(21,772)	(21,772)	(229)
Concessions	(123,507)	(157,783)	(77,378)	(815)
Effective Rental Revenue - Apts	$1,735,583	$2,037,206	$2,421,155	$25,486
Other Revenue(3)	237,450	259,150	251,040	2,643
Miscellaneous Revenue	76,447	0	0	0
Effective Commercial Revenue	311,027	358,160	287,813	3,030
Effective Gross Revenue	$2,360,506	$2,654,517	$2,960,009	$31,158

Total Operating Expenses	$443,776	$495,947	$613,647	$6,459

Net Operating Income	$1,916,730	$2,158,570	$2,346,362	$24,699
Replacement Reserves	0	0	24,866	262
TI/LC Reserves	0	0	7,167	75
Net Cash Flow	$1,916,730	$2,158,570	$2,314,329	$24,361

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on underwritten rent roll dated May 31, 2021.

(3)	Other revenue includes parking income and storage income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Independence lofts

■	Appraisal. According to the appraisal, the Independence Lofts Property had an “as-is” appraised value of $47,450,000 as of April 29, 2021.

Location	Appraisal Approach	Value	Discount Rate	Capitalization Rate
Philadelphia, Pennsylvania	Direct Capitalization Approach	$47,450,000	N/A	5.25%

■	Environmental Matters. Based on a Phase I environmental report dated May 12, 2021, the environmental consultant did not identify evidence of any recognized environmental conditions or recommendations for further action at the Independence Lofts Property other than (i) the installation of secondary containment for an above ground storage tank as a preventative measure, (ii) the implementation of an asbestos operations and maintenance program and (iii) the implementation of a lead-based paint operations and maintenance program. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

■	Market Overview and Competition. The Independence Lofts Property is located in the City of Philadelphia market. According to a market research report, as of the first quarter of 2021, the City of Philadelphia multifamily market had an inventory of 129,704 units with an occupancy rate of 92.6% and an average rental rate of $1,459 per unit. The market experienced a positive net absorption of 405 units over the previous four quarters.

The Independence Lofts Property is situated in the Callowhill submarket. According to a market research report, as of the first quarter of 2021, the Callowhill multifamily submarket had an inventory of 2,357 units with an occupancy rate of 90.6% and an average rental rate of $1,423 per unit. The market experienced a positive net absorption of 20 units over the previous four quarters.

The following table presents certain information relating to the primary competition for the Independence Lofts Property:

Comparable Multifamily Properties(1)

	Independence Lofts Property(2)	Goldtex	Mural Lofts	Tower Place	Hanover North Broad	600 on Broad	Packard Motor Car Building
Occupancy	100%	94%	93%	96%	91%	92%	90%
Year Built / Renovated	1920 / 2019	1908 / 2014	1926 / 2016	1958 / 2013	2017 / NAP	1915 / 2011	1911 / 1980
Number of units	95	163	59	204	339	100	151
Unit size (Sq. ft.):
1-BR	729	850	732	764	753	819	706
2-BR	906	1,100	NAV	1,038	1,118	1,089	1,224
3-BR	1,260	1,900	1,627	NAV	1,471	NAV	NAV
Rent per month:
1-BR	$1,893	$2,117	$1,350	$1,681	$1,728	$1,438	$1,577
2-BR	$2,369	$2,585	$1,870	$2,123	$2,291	$2,127	$2,288
3-BR	$3,030	$5,245	$3,000	NAV	$3,282	NAV	NAV

(1)	Source: Appraisal.

(2)	Based on underwritten rent roll dated May 31, 2021 (except for Year Built / Renovated for the Independence Lofts Property).

■	The Borrower. The borrower is PA Ridge Associates, a Pennsylvania limited partnership. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Independence Lofts Loan. The non-recourse carveout guarantor under the Independence Lofts Loan is John Wei.

The borrower sponsor is John Wei. John Wei has over 15 years of industry experience and successfully operates a development and construction company serving corporate and private investors and clients. In addition to multifamily properties, Mr. Wei and his company have designed and developed student housing complexes, office and industrial properties and other mixed use projects.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Independence lofts

■	Escrows. At loan origination, the borrower deposited (i) $33,722 into a tax reserve, (ii) $33,510 into an insurance reserve, (iii) $2,200 into an environmental remediation reserve in an amount equal to 110% of the cost to install secondary containment of an above-ground storage tank and (iv) $500,000 into a debt service reserve account at the request of the investor member to cover debt service shortfalls and satisfy payment obligations following the exercise of the put option in favor of the investor member and associated with its membership interest in the master tenant.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the reasonably estimated annual real estate taxes.

Insurance Reserve - The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of reasonably estimated insurance premiums unless the borrower maintains a blanket policy in accordance with the Independence Lofts Loan documents. At loan origination, an acceptable blanket policy was not in place.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, an amount equal to $2,072.17 for capital expenditures.

TI/LC Reserve - The borrower is required to deposit into a TI/LC reserve during the continuance of an Independence Lofts Trigger Period (as defined below), an amount equal to $1,166.25 for tenant improvements and leasing commissions.

An “Independence Lofts Trigger Period” means each period commencing when (i) the debt yield (as calculated under the Independence Lofts Loan documents), determined as of the first day of any fiscal quarter beginning with the fiscal quarter beginning on October 1, 2021, is less than 6.5%, and ending when the debt yield (as calculated under the loan agreement), determined as of the first day of each of the two consecutive fiscal quarters thereafter is equal to or greater than 6.5%, (ii) if the annual, quarterly or monthly financial reports required under the Independence Lofts Loan documents are not delivered to the lender as and when required (subject to any applicable notice and cure period) and ending when such reports are delivered and they indicate, in fact, that no Independence Lofts Trigger Period is ongoing, or (iii) the borrower fails to timely make the additional deposits of amounts owed to the investor member following the exercise of the related put option associated with the membership interest in the master tenant and ending when confirmation that the collective balance in the investor member payment account and debt service account is equal to the amount necessary to satisfy the obligations to the investor member pursuant to the put option agreement.

■	Lockbox and Cash Management. The Independence Lofts Loan is structured with a soft (residential) / hard (commercial) lockbox and springing cash management. All rents from the Independence Lofts Property are required to be deposited directly to the lockbox account and so long as no Independence Lofts Trigger Period is continuing, funds in the lockbox account will be transferred to the borrower and master tenant’s operating account. During an Independence Lofts Trigger Period, the funds in the lockbox account will be transferred to the lender-controlled cash management account and disbursed according to the Independence Lofts Loan documents. During an Independence Lofts Trigger Period, all excess cash is required to be held by the lender as additional security for the Independence Lofts Loan.

■	Property Management. The Independence Lofts Property is currently managed by Independence Press Building Management Company, LLC, pursuant to a management agreement. Under the Independence Lofts Loan documents, the Independence Lofts Property is required to be managed by Independence Press Building Management Company, LLC or any other management company reasonably approved by the lender and with respect to which a rating agency confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the borrower (or selected by the lender during the continuance of an event of default under the Independence Lofts Loan or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction), subject to the lender’s reasonable approval (i) during the continuance of an event of default under the Independence Lofts Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Independence lofts

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. None.

■	Release of Collateral. Not permitted.

■	Ground Leases. None.

■	Terrorism Insurance. The borrower is required to obtain and maintain terrorism insurance in an amount equal to the full replacement cost of the Independence Lofts Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If the Terrorism Risk Insurance Program Reauthorization Act of 2015 or a subsequent statute is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premiums payable in respect of the Independence Lofts Property and rental loss/business interruption insurance required under the Independence Lofts Loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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MCCULLOUGH COMMONS

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		CREFI
Location (City/State)	Charlotte, North Carolina		Cut-off Date Balance		$28,500,000
Property Type	Retail		Cut-off Date Balance per SF		$140.94
Size (SF)	202,216		Percentage of Initial Pool Balance		2.5%
Total Occupancy as of 7/1/2021	89.1%		Number of Related Mortgage Loans		None
Owned Occupancy as of 7/1/2021	89.1%		Type of Security		Fee
Year Built / Latest Renovation	2000, 2004 / 2019-2020		Mortgage Rate		3.63000%
Appraised Value	$57,000,000		Original Term to Maturity (Months)		60
			Original Amortization Term (Months)		360
			Original Interest Only Period (Months)		24
			Borrower Sponsor		David M. Ferris

Underwritten Revenues	$4,672,074
Underwritten Expenses	$1,275,406		Escrows
Underwritten Net Operating Income (NOI)	$3,396,668			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,071,566		Taxes	$432,199	$39,291
Cut-off Date LTV Ratio	50.0%		Insurance	$0	Springing
Maturity Date LTV Ratio	47.2%		Replacement Reserve	$250,000	$5,291
DSCR Based on Underwritten NOI / NCF	2.18x / 1.97x		TI/LC(1)	$0	$20,214
Debt Yield Based on Underwritten NOI / NCF	11.9% / 10.8%		Other(2)	$1,013,334	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan	$28,500,000	100.0%	Loan Payoff	$25,100,099	88.1%
			Reserves	1,695,533	5.9
			Principal Equity Distribution	977,176	3.4
			Closing Costs	727,192	2.6
Total Sources	$28,500,000	100.0%	Total Uses	$28,500,000	100.0%

(1)	The TI/LC reserve is capped at $727,708.

(2)	Other Upfront reserves represent an unfunded obligations reserve ($402,588), a free rent reserve ($46,596), a deferred maintenance reserve ($46,875) and a debt service reserve ($517,275). The debt service reserve will be released on the monthly payment date in March, 2022 provided no event of default or other excess cash flow sweep then exists. Other Monthly reserves consists of an Ashley HomeStore renewal reserve which springs upon the occurrence of the date that is 12 months prior to the expiration of the tenant’s lease unless Ashley Furniture HomeStore has extended or renewed the term of its lease.

■	COVID-19 Update. As of September 6, 2021, the McCullough Commons property (the “McCullough Commons Property”) is open and operational. Nine tenants at the McCullough Commons Property received rent abatements due to the COVID-19 pandemic. All of the tenants are currently paying full unabated rent as of September 6, 2021. July and August 2021 rent collections totaled 100.0%. As of September 6, 2021, the McCullough Commons mortgage loan is not subject to any modifications or forbearance requests. The first payment date of the McCullough Commons mortgage loan is October 6, 2021.

The following table presents certain information relating to the major tenants at the McCullough Commons Property:

Largest Owned Tenants Based on Underwritten Base Rent(1)(2)

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA (SF)	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Ashley Furniture HomeStore	NR/NR/NR	45,457	22.5%	$522,756	14.6%	$11.50	2/28/2027	4, 5-year options
IHOP Leasing LLC	NR/NR/NR	5,661	2.8	263,538	7.4	46.55	2/28/2026	2, 5-year options
FedEx Office and Print Svc	NR/Baa2/BBB	6,668	3.3	186,704	5.2	28.00	5/31/2023	1, 7-year option
Iora Health, Inc	NR/NR/NR	6,411	3.2	162,159	4.5	25.29	5/31/2030	2, 5-year options
PNC Bank NA	A/A3/A-	3,928	1.9	137,480	3.8	35.00	2/29/2024	1, 5-year option
Picassos Sports Café Inc	NR/NR/NR	4,917	2.4	122,776	3.4	24.97	3/31/2025	None
AT&T CRE Lease Administration	BBB+/Baa2/BBB	4,434	2.2	121,935	3.4	27.50	12/31/2024	1, 5-year option
SprintCom Inc (T-Mobile) Store	BBB-/NR/BB+	3,198	1.6	116,023	3.2	36.28	10/31/2022	1, 5-year option
Thai House	NR/NR/NR	2,840	1.4	114,024	3.2	40.15	2/8/2026	None
BE2 Corporation d/b/a Harold's Chicken and Ice Bar	NR/NR/NR	11,183	5.5	111,830	3.1	10.00	2/29/2032	2, 5-year options
Ten Largest Owned Tenants		94,697	46.8%	$1,859,225	51.9%	$19.63
Remaining Owned Tenants		85,451	42.3	1,720,433	48.1	20.13
Vacant Spaces (Owned Space)		22,068	10.9	0	0.0	0.00
Totals / Wtd. Avg. All Owned Tenants		202,216	100.0%	$3,579,658	100.0%	$19.87

(1)	Calculated based on the approximate square footage occupied by each owned tenant.

(2)	Based on the underwritten rent roll dated July 1, 2021.

(3)	UW Base Rent, % of Total UW Base Rent, and UW Base Rent $ per SF include contractual rent steps through August 1, 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MCCULLOUGH COMMONS

The following table presents certain information relating to the lease rollover schedule at the McCullough Commons Property:

Lease Expiration Schedule(1)(2)(3)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(4)	% of Total UW Base Rent(4)	UW Base Rent $ per SF(4)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	1,467	0.7	0.7%	26,406	0.7	18.00	1
2022	20,443	10.1	10.8%	464,910	13.0	22.74	9
2023	15,158	7.5	18.3%	363,824	10.2	24.00	5
2024	22,062	10.9	29.2%	521,293	14.6	23.63	8
2025	4,917	2.4	31.7%	122,776	3.4	24.97	1
2026	21,532	10.6	42.3%	683,584	19.1	31.75	8
2027	45,457	22.5	64.8%	522,756	14.6	11.50	1
2028	7,277	3.6	68.4%	181,814	5.1	24.98	4
2029	4,725	2.3	70.7%	71,962	2.0	15.23	1
2030	12,077	6.0	76.7%	304,370	8.5	25.20	3
2031	2,502	1.2	77.9%	96,327	2.7	38.50	1
2032 & Thereafter	22,531	11.1	89.1%	219,636	6.1	9.75	2
Vacant	22,068	10.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	202,216	100.0%		$3,579,658	100.0%	$19.87	44

(1)	Based on the underwritten rent roll dated July 1, 2021.

(2)	Calculated based on the approximate square footage occupied by each owned tenant.

(3)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the Lease Expiration Schedule.

(4)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps through August 1, 2022.

The following table presents certain information relating to historical occupancy at the McCullough Commons Property:

Historical Leased %(1)

2018	2019	2020	As of 7/1/2021
74.1%	75.7%	81.7%	89.1%(2)

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Based on the underwritten rent roll dated July 1, 2021.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the McCullough Commons Property:

Cash Flow Analysis(1)(2)

	2018	2019	2020	TTM 6/30/2021	Underwritten	Underwritten $ per SF
Base Rent	$2,998,481	$3,053,854	$2,913,661	$3,081,343	$3,489,822	$17.26
Contractual Rent Steps(3)	0	0	0	0	89,836	0.44
Vacant Income	0	0	0	0	705,850	3.49
Reimbursements	933,506	1,177,071	1,039,308	1,080,635	1,092,416	5.40
Vacancy & Credit Loss	(276,828)	(377,327)	(157,324)	(11,131)	(705,850)	(3.49)
Other Income	24,317	29,879	23,921	3,325	0	0.00
Effective Gross Income	$3,679,476	$3,883,477	$3,819,566	$4,154,172	$4,672,074	$23.10
Total Operating Expenses	1,225,673	1,403,137	1,224,226	1,265,495	1,275,406	6.31
Net Operating Income	$2,453,803	$2,480,340	$2,595,340	$2,888,677	$3,396,668	$16.80
TI/LC	0	0	0	0	261,609	1.29
Capital Expenditures	0	0	0	0	63,493	0.31
Net Cash Flow	$2,453,803	$2,480,340	$2,595,340	$2,888,677	$3,071,566	$15.19

(1)	Based on underwritten rent roll dated July 1, 2021.

(2)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(3)	Contractual Rent Steps include $89,836 underwritten for various tenants through August 1, 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

524 COURTLANDT

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CREFI
Location (City/State)	Bronx, New York	Cut-off Date Balance	$27,700,000
Property Type	Mixed Use	Cut-off Date Balance per SF	$599.89
Size (SF)	46,175	Percentage of Initial Pool Balance	2.5%
Total Occupancy as of 7/1/2021	97.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/1/2021	97.4%	Type of Security	Fee
Year Built / Latest Renovation	1957 / 2020	Mortgage Rate	4.12000%
Appraised Value	$53,100,000	Original Term to Maturity (Months)	60
		Original Amortization Term (Months)	NAP
		Original Interest Only Period (Months)	60
		Borrower Sponsors	Iskandarbek Kadirov, Barukh Khiyayev and Michael Fuzaylov

Underwritten Revenues	$2,882,836
Underwritten Expenses	$531,459	Escrows
Underwritten Net Operating Income (NOI)	$2,351,377		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,249,939	Taxes	$108,046	$27,012
Cut-off Date LTV Ratio	52.2%	Insurance	$11,045	$5,523
Maturity Date LTV Ratio	52.2%	Replacement Reserve	$0	$1,308
DSCR Based on Underwritten NOI / NCF	2.03x / 1.94x	TI/LC(1)	$0	$6,555
Debt Yield Based on Underwritten NOI / NCF	8.5% / 8.1%	Other(2)	$290,207	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan	$27,700,000	100.0%	Loan Payoff	$18,426,746	66.5%
			Principal Equity Distribution	8,053,000	29.1
			Closing Costs	810,956	2.9
			Reserves	409,299	1.5
Total Sources	$27,700,000	100.0%	Total Uses	$27,700,000	100.0%

(1)	The TI/LC reserve is capped at $235,967.

(2)	Other Upfront reserves represent a gap rent reserve ($26,207) and the Golden Krust reserve ($264,000). Other Monthly reserves consist of the Maximus reserve and the CREO reserve, both of which spring in accordance with the terms outlined in the 524 Courtlandt loan documents. The CREO reserve is subject to a cap equal to 12 CREO reserve monthly deposits.

■	COVID-19 Update. As of September 6, 2021, the 524 Courtlandt property (the “524 Courtlandt Property”) is open and operational for all tenants, except for Golden Krust, which is actively completing its build out. Two tenants at the 524 Courtlandt Property received rent abatements due to the COVID-19 pandemic. Each of the two tenants are currently paying full unabated rent as of July 2021. July and August 2021 rent collections each totaled 100.0%. As of September 6, 2021, the 524 Courtlandt mortgage loan is not subject to any modifications or forbearance requests. The first payment date of the 524 Courtlandt mortgage loan is October 6, 2021.

The following table presents certain information relating to the major tenants at the 524 Courtlandt Property:

Largest Owned Tenants Based on Underwritten Base Rent(1)(2)

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA (SF)	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
CREO Prep School	NR/NR/NR	24,229	52.5%	$1,360,668	57.7%	$56.16	6/30/2040	2, 5-year options
Maximus Inc(4)	NR/NR/BB+	14,246	30.9	438,421	18.6	30.78	12/31/2025	1, 3-year option
Golden Krust	NR/NR/NR	3,300	7.1	264,000	11.2	80.00	7/31/2031	2, 5-year options
Wingstop	NR/NR/NR	1,600	3.5	155,520	6.6	97.20	9/30/2035	2, 5-year options
Tropilyz	NR/NR/NR	1,600	3.5	140,111	5.9	87.57	4/30/2040	None
Ten Largest Owned Tenants		44,975	97.4%	$2,358,719	100.0%	$52.45
Vacant Spaces (Owned Space)		1,200	2.6	0	0.0	0.00
Totals / Wtd. Avg. All Owned Tenants		46,175	100.0%	$2,358,719	100.0%	$52.45

(1)	Calculated based on the approximate square footage occupied by each owned tenant.

(2)	Based on the underwritten rent roll dated July 1, 2021.

(3)	UW Base Rent, % of Total UW Base Rent, and UW Base Rent $ per SF include contractual rent steps through April 1, 2022.

(4)	Maximus Inc has the right to terminate its lease upon 90 days’ notice that the government entity with which the tenant has contracted for services has terminated the tenant's contract.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

524 COURTLANDT

The following table presents certain information relating to the lease rollover schedule at the 524 Courtlandt Property:

Lease Expiration Schedule(1)(2)(3)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(4)	% of Total UW Base Rent(4)	UW Base Rent $ per SF(4)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	14,246	30.9	30.9%	438,421	18.6	30.78	1
2026	0	0.0	30.9%	0	0.0	0.00	0
2027	0	0.0	30.9%	0	0.0	0.00	0
2028	0	0.0	30.9%	0	0.0	0.00	0
2029	0	0.0	30.9%	0	0.0	0.00	0
2030	0	0.0	30.9%	0	0.0	0.00	0
2031	3,300	7.1	38.0%	264,000	11.2	80.00	1
2032 & Thereafter	27,429	59.4	97.4%	1,656,298	70.2	60.38	3
Vacant	1,200	2.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	46,175	100.0%		$2,358,719	100.0%	$52.45	5

(1)	Based on the underwritten rent roll dated July 1, 2021.

(2)	Calculated based on the approximate square footage occupied by each owned tenant.

(3)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the Lease Expiration Schedule.

(4)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps through April 1, 2022.

The following table presents certain information relating to historical occupancy at the 524 Courtlandt Property:

Historical Leased %

2018(1)	2019(1)	2020(1)	As of 7/1/2021(2)
NAV	NAV	NAV	97.4%

(1)	Historical leased % is not available because the 524 Courtlandt Property was redeveloped by the borrower sponsors in 2020.

(2)	Based on the underwritten rent roll dated July 1, 2021.

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the 524 Courtlandt Property:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF
Base Rent	$1,931,928	$41.84
Contractual Rent Steps(3)	426,792	9.24
Vacant Income	127,812	2.77
Reimbursements	548,034	11.87
Vacancy & Credit Loss	(151,728)	(3.29)
Other Income	0	0.00
Effective Gross Income	$2,882,836	$62.43
Total Operating Expenses	531,459	11.51
Net Operating Income	$2,351,377	$50.92
TI/LC	85,739	1.86
Capital Expenditures	15,700	0.34
Net Cash Flow	$2,249,939	$48.73

(1)	Based on underwritten rent roll dated July 1, 2021.

(2)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(3)	Contractual Rent Steps include $426,792 underwritten for various tenants through April 1, 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FALLS OF DEER PARK APARTMENTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GACC
Location (City/State)	Pasadena, Texas	Cut-off Date Balance	$27,000,000
Property Type	Multifamily	Cut-off Date Balance per SF	$61,224.49
Size (Units)	441	Percentage of Initial Pool Balance	2.4%
Total Occupancy as of 8/24/2021	84.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/24/2021	84.1%	Type of Security	Fee
Year Built / Latest Renovation	1972 / 2018	Mortgage Rate	3.74000%
Appraised Value	$37,600,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	NAP
		Borrower Sponsors	Rao J. Polavarapu

Underwritten Revenues	$4,552,218
Underwritten Expenses	$2,345,233	Escrows
Underwritten Net Operating Income (NOI)	$2,206,986		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,096,736	Taxes	$233,939	$29,242
Cut-off Date LTV Ratio	71.8%	Insurance	$61,398	$6,623
Maturity Date LTV Ratio	56.5%	Replacement Reserve	$0	$11,025
DSCR Based on Underwritten NOI / NCF	1.47x / 1.40x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.2% / 7.8%	Other(1)	$477,094	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan	$27,000,000	100.0%	Loan Payoff	$14,338,228	53.1%
			Principal Equity Distribution	11,343,224	42.0%
			Reserves	772,431	2.9%
			Closing Costs	546,117	2.0%
Total Sources	$27,000,000	100.0%	Total Uses	$27,000,000	100.0%

(1)	Other Reserves consist of a $470,000 litigation settlement reserve (see “Description of the Mortgage Pool—Litigation and Other Considerations”) and a $7,094 deferred maintenance reserve.

COVID-19 Update. As of August 2021, all tenants at the Falls of Deer Park Apartments property are current on rent. As of September 1, 2021, the Falls of Deer Park Apartments mortgage loan is not subject to any modifications or forbearance requests. The first payment date of the Falls of Deer Park Apartments mortgage loan is October 6, 2021.

Multifamily Unit Mix(1)(2)

Unit Type	# of Units	% of Units	Occupied Units	% Occupied	Weighted Average Unit Size (SF)	Weighted Average Rent per Month
1 Bedroom/1 Bath	103	23.4%	91	88.3%	698	$778
2 Bedroom/2 Bath	169	38.3	141	83.4%	1,036	$960
2 Bedroom/1.5 Bath	45	10.2	32	71.1%	1,130	$1,060
3 Bedroom/2 Bath	124	28.1	107	86.3%	1,200	$1,144
Total / Wtd. Avg.	441	100.0%	371	84.1%	1,013	$979

(1)	Based on the underwritten rent roll dated August 24, 2021.

(2)	The Falls of Deer Park Apartments property is subject to a land use restriction agreement (the "Falls of Deer Park LURA"), which expires in May 2033. The Falls of Deer Park LURA requires that a total of 266 units at the Falls of Deer Park Apartments property be made available to low and very low-income families. 146 units are required to be leased to "low income" tenants (defined as having an income at or below 80% of the area median income ("AMI")) and 120 of the units are required to be leased to "very-low income" tenants (defined as having an income at or below 50% of the AMI). Based on the rent roll dated August 24, 2021, the Falls of Deer Park Apartments property is 84.1% occupied, with 226 units occupied with "very low income" tenants, 45 units occupied with "low income" tenants and the remaining occupied units leased to market rate tenants. The Falls of Deer Park LURA also imposes rent restrictions on the units leased to "low income" and "very low income" tenants. Rents for qualifying units (i.e. units which count toward the requirements described above) leased to "low income" families may not exceed the maximum rent as established by the Secretary of Housing and Urban Development ("HUD") or state housing finance agency, and in any event may not be greater than 30% of the adjusted income of a family whose income equals 65% of AMI, with adjustment for the size of family which is assumed to occupy a unit of this type (i.e. a fixed amount is deducted from rent based on the size of the unit). Rents for qualifying units leased to "very low income" families may not exceed the maximum rent as established by HUD or the state housing finance agency, and in any event may not be greater than 30% of the adjusted income of a family whose income equals 50% of AMI, with adjustment for family size as described above. According to the non-profit organization that performs the compliance monitoring for participating developments, and effective as of April 1, 2021, the rent limits for "low income" families were $1,010 for one-bedroom units, $1,137 for two bedroom units, and $1,352 for three bedroom units and the rent limits for "very low income" families were $773 for one-bedroom units, $869 for two bedroom units, and $1,031 for three bedroom units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FALLS OF DEER PARK APARTMENTS

The following table provides a more detailed breakout of the unit mix:

Market Rate Units					50% AMI Units				80% AMI Units
Units	Units	Monthly Avg. Rent	Annual Rent	Average SF	Units	Monthly Avg. Rent	Annual Rent	Average SF	Units	Monthly Avg. Rent	Annual Rent	Average SF

1 Bedroom/1 Bath Small	30	$768	$212,004	650	28	$762	$256,176	650	6	$791	$56,940	650
1 Bedroom/1 Bath Large	15	$808	$97,008	776	19	$779	$177,504	776	5	$826	$49,548	776
2 Bedroom/2 Bath Small	9	$921	$55,248	1020	20	$952	$228,432	1020	3	$1,018	$36,660	1020
2 Bedroom/2 Bath Large	45	$925	$233,040	1040	76	$970	$884,568	1040	16	$1,031	$197,928	1040
2 Bedroom/1.5 Bath	25	$1,127	$162,277	1130	18	$987	$213,264	1130	2	$870	$20,880	1130
3 Bedroom/2 Bath	46	$1,140	$396,732	1200	65	$1,131	$882,108	1200	13	$1,223	$190,776	1200
Total / Wtd. Avg.	170	$975	$1,156,309	1,003	226	$974	$2,642,052	1,021	45	$1,024	$552,732	1,008

The following table presents certain information relating to historical occupancy at the Falls of Deer Park Apartments property:

Historical Leased %(1)

2018	2019	2020	As of 8/24/2021(2)
83.1%	85.9%	85.9%	84.1%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Based on the underwritten rent roll dated August 24, 2021.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Falls of Deer Park Apartments property:

Cash Flow Analysis(1)(2)

	2018	2019	2020	TTM 6/30/2021	Underwritten	Underwritten $ per Unit
Base Rent	$3,769,523	$3,883,053	$3,945,979	$4,079,194	$5,227,753	$11,854.32
Vacancy & Credit Loss	0	0	0	0	(1,007,354)	(2,284.25)
Laundry Income	10,180	10,861	10,620	12,819	12,819	29.07
Other Income	54,000	54,000	54,000	299,369	319,000	723.36
Effective Gross Income	$3,833,703	$3,947,914	$4,010,599	$4,391,382	$4,552,218	$10,322.49
Real Estate Taxes	281,220	276,968	448,888	458,151	637,612	1,445.83
Insurance	179,062	205,725	277,645	305,727	358,461	812.84
Management Fee	115,011	118,437	120,318	131,743	136,567	309.67
Other Expenses	1,038,593	1,042,621	975,485	1,000,047	1,212,593	2,749.64
Net Operating Income	$2,219,818	$2,304,163	$2,188,264	$2,495,714	$2,206,986	$5,004.50
Capital Reserve	0	0	0	0	110,250	250.00
Net Cash Flow	$2,219,818	$2,304,163	$2,188,264	$2,495,714	$2,096,736	$4,754.50

(1)	Based on underwritten rent roll dated August 24, 2021.

(2)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

175 EAST 62ND STREET LEASED FEE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	New York, New York	Cut-off Date Principal Balance	$25,000,000
Property Type	Leased Fee	Cut-off Date Principal Balance per SF	$162.45
Size (SF)(1)	153,890	Percentage of Initial Pool Balance	2.2%
Total Occupancy(1)	NAP	Number of Related Mortgage Loans	None
Owned Occupancy(1)	NAP	Type of Security	Fee
Year Built / Latest Renovation	NAP / NAP	Mortgage Rate	2.29500%
Appraised Value(1)	$68,100,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	NAP
		Original Interest Only Period (Months)	120
		Borrower Sponsors	DKD 175 East 62nd, LLC and Downtown Realty Management, L.P.

Underwritten Revenues	$2,809,070
Underwritten Expenses	$0	Escrows
Underwritten Net Operating Income (NOI)	$2,809,070		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,809,070	Taxes	$0	Springing
Cut-off Date LTV Ratio(1)	36.7%	Insurance	$0	Springing
Maturity Date LTV Ratio(1)	36.7%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	4.83x / 4.83x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.2% / 11.2%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan	$25,000,000	100.0%	Return of Equity	$24,855,691	99.4%
			Closing Costs	144,309	0.6

Total Sources	$25,000,000	100.0%	Total Uses	$25,000,000	100.0%

(1)	The 175 East 62nd Street Leased Fee property is collateralized by the borrower’s fee interest in the ground beneath a co-op building consisting of 67 residential units and 8,450 square feet of ground floor commercial space located in New York, New York. The ground lease between the fee land owner and the borrower (the “Underlying Lease”) expires on November 30, 2099 (inclusive of extensions) and requires payment of ground rent equal to $2,463,544 for the period from December 1, 2020 to November 30, 2021, subject to annual CPI increases thereafter through 11/30/2099. The Underlying Lease contains customary lender protections that are generally required in a leasehold interest financing, including but not limited to, a right to a new lease (termination and bankruptcy), right to cure defaults and no right to undertake amendments without lender's consent.

■	COVID-19 Update. As of September 8, 2021, the 175 East 62nd Street Leased Fee loan is not subject to any forbearance, modification, or debt service relief request. As of September 8, 2021, the borrower has reported that 100.0% of the expected July and August 2021 rent payments were received. The borrower sponsors of the 175 East 62nd Street Leased Fee loan entered into a deferred rent agreement with the co-op on November 25, 2020, pursuant to which $100,000 per month of the ground rent from December 1, 2020 to July 1, 2021 was deferred ($800,000 total). The deferred rent agreement outlines that the co-op will pay the $800,000 of deferred rent back in 12 equal monthly installments of $66,666, commencing on May 1, 2022 through April 1, 2023, plus an additional $85,000 in consideration for the rent deferment.

Ground Lease Terms

175 East 62nd Street Leased Fee
Fully Extended Term	12/1/1960 - 11/30/2099
Base Rent(1)	$2,463,544
Termination Options	NAP
Extension Options	6, 10 year options and 1, 9-year option
Ground Lessor	DKD 175 East 62nd LLC, Gary W Katz 1976 Trust II, Meredith J Katz 1976 Trust II, Wendy S Katz 1976 Trust II
Ground Lessee	62nd Street East, Inc.

(1)	The Base Rent is adjusted annually by CPI.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

175 EAST 62ND STREET LEASED FEE

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the 175 East 62nd Street Leased Fee property:

Cash Flow Analysis(1)

	Underwritten	Underwritten $ per SF
Base Rent(2)	$2,463,544	$16.01
Total Base Rent	$2,463,544	$16.01
Contractual Rent Steps(3)	345,526	2.25
Total Contractual Rent Steps	$345,526	$2.25
Vacancy	0	0.00
Total Revenue	$2,809,070	$18.25
Total Expenses	$0	$0.00
Net Operating Income	$2,809,070	$18.25
Net Cash Flow	$2,809,070	$18.25

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent is based on a CPI growth assumption of 1.5% for years 1-9 and a fair market value reset of 6% of approximately $75.7 million, based on a 2.5% growth rate to the land value today of $60.6 million.

(3)	Contractual Rent Steps represent growth rate assumptions per appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CELEROS HOUSTON

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	CREFI
Location (City/State)	Houston, Texas		Cut-off Date Balance	$23,885,000
Property Type	Industrial		Cut-off Date Balance per SF	$74.82
Size (SF)	319,251		Percentage of Initial Pool Balance	2.1%
Total Occupancy as of 9/6/2021	100.0%		Number of Related Mortgage Loans	None
Owned Occupancy as of 9/6/2021	100.0%		Type of Security	Fee
Year Built / Latest Renovation	1968 / 2015		Mortgage Rate	3.65000%
Appraised Value(1)	$37,800,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	360
			Original Interest Only Period (Months)	60
			Borrower Sponsors	AG Net Lease IV Corp., AG Net Lease IV (Q) Corp. and AG Net Lease Realty Fund IV Investments (H-1), L.P.
Underwritten Revenues	$3,016,287
Underwritten Expenses	$864,192		Escrows
Underwritten Net Operating Income (NOI)	$2,152,095			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,032,998		Taxes	$0	Springing
Cut-off Date LTV Ratio(1)	63.2%		Insurance	$0	Springing
Maturity Date LTV Ratio(1)	57.0%		Replacement Reserves	$0	Springing
DSCR Based on Underwritten NOI / NCF	1.64x / 1.55x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.0% / 8.5%		Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,885,000	64.8%	Purchase Price	$36,500,000	99.1%
Principal’s New Cash Contribution	12,949,227	35.2	Closing Costs	334,227	0.9
Total Sources	$36,834,227	100.0%	Total Uses	$36,834,227	100.0%

(1)	Represents the “as complete” appraised value, which assumes certain deferred maintenance items have been cured. The Cut-off Date LTV Ratio and Maturity Date LTV Ratio based on the “as is” appraised value of $37,200,000 are 64.2% and 57.9%, respectively.

■	COVID-19 Update. As of September 6, 2021, the Celeros Houston property (“Celeros Houston Property”) is open and operational. The tenant did not receive any rent abatements due to the COVID-19 pandemic and continues to pay full unabated rent as of September 6, 2021. July and August 2021 rent collections each totaled 100.0%. As of September 6, 2021, the Celeros Houston mortgage loan is not subject to any modifications or forbearance requests. The first payment date of the Celeros Houston mortgage loan is October 6, 2021.

The following table presents certain information relating to the sole tenant at the Celeros Houston Property:

Sole Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
Celeros	NR / NR / NR	319,251	100.0%	$2,310,847	100.0%	$7.24	6/30/2046	4, 5-Year Options
Total Occupied		319,251	100.0%	$2,310,847	100.0%	$7.24
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg.		319,251	100.0%	$2,310,847	100.0%	$7.24

(1)	Based on the underwritten rent roll dated September 6, 2021.

(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include underwritten contractual rent steps of $45,311 effective July 1, 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CELEROS HOUSTON

The following table presents certain information relating to the lease rollover schedule at Celeros Houston Property, based on the initial lease expiration date:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	$0	0.0	$0.00	0
2022	0	0.0	0.0%	$0	0.0	$0.00	0
2023	0	0.0	0.0%	$0	0.0	$0.00	0
2024	0	0.0	0.0%	$0	0.0	$0.00	0
2025	0	0.0	0.0%	$0	0.0	$0.00	0
2026	0	0.0	0.0%	$0	0.0	$0.00	0
2027	0	0.0	0.0%	$0	0.0	$0.00	0
2028	0	0.0	0.0%	$0	0.0	$0.00	0
2029	0	0.0	0.0%	$0	0.0	$0.00	0
2030	0	0.0	0.0%	$0	0.0	$0.00	0
2031	0	0.0	0.0%	$0	0.0	$0.00	0
2032 & Thereafter	319,251	100.0	100.0%	$2,310,847	100.0	$7.24	1
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	319,251	100.0%		$2,310,847	100.0%	$7.24	1

(1)	Based on the underwritten rent roll dated September 6, 2021.

(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include underwritten contractual rent steps of $45,311 effective July 1, 2022.

The following table presents certain information relating to historical leasing at the Celeros Houston Property:

Historical Leased %(1)

2017	2018	2019	2020	As of 9/6/2021(2)
100.0%	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects year-end occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Based on the underwritten rent roll dated September 6, 2021.

■  Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Celeros Houston Property:

Cash Flow Analysis

	Underwritten(1)	Underwritten $ per SF
Base Rent	$2,265,536	$7.10
Contractual Rent Steps(2)	45,311	0.14
Reimbursements	864,192	2.71
Vacancy & Credit Loss	(158,752)	(0.50)
Effective Gross Revenue	$3,016,287	$9.45
Total Operating Expenses	864,192	2.71
Net Operating Income	$2,152,095	$6.74
TI/LC	85,432	0.27
Replacement Reserves	33,665	0.11
Net Cash Flow	$2,032,998	$6.37

(1)	Based on the underwritten rent roll dated as of September 6, 2021.

(2)	Represents rent steps commencing on July 1, 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Preliminary Prospectus and the Registration Statement, including the description of risk factors contained in the Preliminary Prospectus and the Registration Statement, prior to making a decision to invest in the certificates offered by this Term Sheet. The Preliminary Prospectus and the Registration Statement will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Preliminary Prospectus and the Registration Statement, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet have the respective meanings assigned to such terms in the Preliminary Prospectus or, if not defined therein, in the Registration Statement.

■	Current Coronavirus Pandemic Has Adversely Affected the Global Economy and Will Likely Adversely Affect the Performance of the Mortgage Loans

—	There has been a global outbreak of a novel coronavirus (SARS-CoV-2) and a related respiratory disease (“COVID-19”), that has spread throughout the world, including the United States, causing a global pandemic. The COVID-19 pandemic and the responses to the pandemic have led to, and will likely continue to cause, severe disruptions in the global supply chain, financial and other markets, significant increases in unemployment, significant reductions in consumer demand and downturns in the economies of many nations, including the United States, and the global economy in general. The long-term effects of the social, economic and financial disruptions caused by the COVID-19 pandemic are unknown. With respect to the mortgage pool, it is unclear how many borrowers have been adversely affected by the COVID-19 pandemic. We cannot assure you that vaccines, containment or other measures will be successful in limiting the spread of the virus, particularly in light of the reduction of stay at home orders and social distancing guidelines or that future regional or broader outbreaks of COVID-19 or other diseases will not result in resumed or additional countermeasures from governments. It is expected that many borrowers will be (or continue to be) adversely affected by the cumulative effects of COVID-19 and the measures implemented by governments to combat the pandemic. As a result, borrowers may not and/or may be unable to meet their payment obligations under the mortgage loans, which may result in significant losses, including shortfalls in distributions of interest and/or principal to the holders of the certificates.

—	The borrowers have provided additional information regarding the status of the mortgage loans and mortgaged properties, which is described under “COVID-19 Update” above, as of the dates set forth in that section. We cannot assure you that the information in that section is indicative of future performance or that tenants or borrowers will not seek rent or debt service relief (including forbearance arrangements) or other lease or loan modifications in the future. Such actions may lead to shortfalls and losses on the certificates.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	The real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have from time to time experienced significant dislocations, illiquidity and volatility. We cannot assure you that another dislocation in the CMBS market will not occur.

■	The Certificates May Not Be A Suitable Investment for You

—	The certificates are not suitable investments for all investors. In particular, you should not purchase any class of certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the certificates.

—	An investment in the certificates involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans, the mortgaged properties and the certificates.

■	The Certificates Are Limited Obligations

—	The certificates, when issued, will only represent ownership interests in the issuing entity. The certificates will not represent an interest in, or obligation of, and will not be guaranteed by, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Preliminary Prospectus. Payments on the certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Mortgage Loans Are Non-Recourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a non-recourse loan. If a default occurs, recourse generally may be had only against the specific mortgaged properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity or anticipated repayment date is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the certificates will develop.

—	The market value of the certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	As of the Closing Date, we make no representations as to the proper characterization of the Certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the Certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the Certificates for such purposes or under such restrictions. We note that changes in federal banking and securities laws and other laws and regulations may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets including the CMBS market. While the general effects of such changes are uncertain, regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the Certificates who are not subject to those provisions to resell their Certificates in the secondary market. For example:

—	Investors should be aware, and in some cases are required to be aware, of the investor diligence requirements that apply in the European Union (the “EU Due Diligence Requirements”) under the EU Securitization Regulation, and in the UK (the “UK Due Diligence Requirements”) under the UK Securitization Regulation, in addition to any other regulatory requirements that are (or may become) applicable to them and/or with respect to their investment in the Certificates.

—	The EU Due Diligence Requirements apply to “institutional investors” (as defined in the EU Securitization Regulation), being (subject to certain conditions and exceptions) (a) institutions for occupational retirement provision; credit institutions (as defined in Regulation (EU) No 575/2013, as amended (the “CRR”)); (c) alternative investment fund managers who manage and/or market alternative investment funds in the European Union; (d) investment firms (as defined in the CRR); (e) insurance and reinsurance undertakings; and (f) management companies of UCITS funds (or internally managed UCITS) and the EU Due Diligence Requirements apply also to certain consolidated affiliates of such credit institutions and investment firms. Each such institutional investor and each relevant affiliate is referred to herein as an “EU Institutional Investor”.

—	The UK Due Diligence Requirements apply to “institutional investors” (as defined in the UK Securitization Regulation) being (subject to certain conditions and exceptions): (a) insurance undertakings and reinsurance undertakings as defined in the FSMA; (b) occupational pension schemes as defined in the Pension Schemes Act 1993 that have their main administration in the UK, and certain fund managers of such schemes; (c) alternative investment fund managers as defined in the Alternative Investment Fund Managers Regulations 2013 which market or manage alternative investment funds in the UK; (d) UCITS as defined in the FSMA, which are authorized open ended investment companies as defined in the FSMA, and management companies as defined in the FSMA; and (e) CRR firms as defined in Regulation (EU) No 575/2013 as it forms part of UK domestic law by virtue of the EUWA; and the UK Due Diligence Requirements apply also to certain consolidated affiliates of such CRR firms. Each such institutional investor and each relevant affiliate is referred to herein as a “UK Institutional Investor.”

—	EU Institutional Investors and UK Institutional Investors are referred to together as “Institutional Investors.” EU Securitization Regulation and UK Securitization Regulation are each a “Securitization Regulation” and EU Due Diligence Requirements and UK Due Diligence Requirements are each “Due Diligence Requirements”, and a reference to the “applicable Securitization Regulation” or “applicable Due Diligence Requirements” means, in relation to an Institutional Investor, as the case may be, the Securitization Regulation or the Due Diligence Requirements to which such Institutional Investor is subject. In addition, for the purpose of the following paragraph, a reference to a “third country” means (i) in respect of an EU Institutional Investor and the EU Securitization Regulation, a country other than an EU member state, or (ii) in respect of a UK Institutional Investor and the UK Securitization Regulation, a country other than the UK.

—	The applicable Due Diligence Requirements restrict an Institutional Investor from investing in a securitization unless: (a) in each case, it has verified that the originator, sponsor or original lender will retain, on an ongoing basis, a material net economic interest of not less than five percent in the securitization determined in accordance with Article 6 of the applicable Securitization Regulation, and the risk retention is disclosed to the Institutional Investor (the “Risk Retention Requirements”); (b) in the case of an EU Institutional Investor, it has verified that the originator, sponsor or SSPE has, where applicable, made available the information required by Article 7 of the EU Securitization Regulation (the “EU Transparency Requirements”) in accordance with the frequency and modalities provided for thereunder; (c) in the case of a UK Institutional Investor, it has verified that the originator, sponsor or securitization special purpose entity (i) if established in the UK, has, where applicable, made available the information required by Article 7 of the UK Securitization Regulation (the “UK Transparency Requirements”) in accordance with the frequency and modalities provided for thereunder; (ii) if established in a third country has, where applicable, made available information which is substantially the same as that which it would have made available under the UK Transparency Requirements if it had been established in the UK, and has done so with such frequency and modalities as are substantially

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

the same as those with which it would have made information available if it had been established in the UK; and (d) in each case, it has verified that, where the originator or original lender either (i) is not a credit institution or an investment firm (each as defined in the applicable Securitization Regulation) or (ii) is established in a third country, the originator or original lender grants all the credits giving rise to the underlying exposures on the basis of sound and well-defined criteria and clearly established processes for approving, amending, renewing and financing those credits and has effective systems in place to apply those criteria and processes in order to ensure that credit-granting is based on a thorough assessment of the obligor’s creditworthiness.

—	The applicable Due Diligence Requirements further require that an Institutional Investor carry out a due diligence assessment which enables it to assess the risks involved prior to investing, including but not limited to the risk characteristics of the individual investment position and the underlying assets and all the structural features of the securitization that can materially impact the performance of the investment. In addition, pursuant to the applicable Securitization Regulation, while holding an exposure to a securitization, an Institutional Investor is subject to various monitoring obligations in relation to such exposure, including but not limited to: (i) establishing appropriate written procedures to monitor compliance with the due diligence requirements and the performance of the investment and of the underlying assets; (ii) performing stress tests on the cash flows and collateral values supporting the underlying assets; (iii) ensuring internal reporting to its management body; and (iv) being able to demonstrate to its competent authorities, upon request, that it has a comprehensive and thorough understanding of the investment and underlying assets and that it has implemented written policies and procedures for the risk management and as otherwise required by the applicable Securitization Regulation.

—	Failure on the part of an Institutional Investor to comply with the applicable Due Diligence Requirements may result in various penalties including, in the case of those investors subject to regulatory capital requirements, the imposition of a punitive capital charge in respect of the investment in the securitization acquired by the relevant investor. Aspects of the requirements and what is or will be required to demonstrate compliance to national regulators remain unclear. Prospective investors should make themselves aware of the applicable Due Diligence Requirements described above (and any corresponding implementing rules of their regulator), where applicable to them, in addition to any other applicable regulatory requirements with respect to their investment in the Certificates.

—	None of the Depositor, the Initial Purchasers, or any other party to the transaction described in the Preliminary Prospectus intends to retain a material net economic interest in the securitization constituted by the issue of the Certificates in a manner that would satisfy the either of the Risk Retention Requirements or to take any other action that may be required by Institutional Investors for the purposes of their compliance with any of the Due Diligence Requirements and no such person assumes (i) any obligation to so retain or take any such other action or (ii) any liability whatsoever in connection with any Certificateholder’s non-compliance with the applicable Due Diligence Requirements. Consequently, the Certificates may not be a suitable investment for investors that are now or may in the future be subject to any EU Due Diligence Requirements. As a result, a Certificateholder’s ability to transfer its Certificates or the price it may receive upon its sale of Certificates, may be adversely affected.

—	Changes in federal banking and securities laws, including those resulting from the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in the United States, may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets. In particular, capital regulations issued by the U.S. banking regulators in 2013 implement the increased capital requirements established under the Basel Accord and are being phased in over time. These capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset-backed securities such as CMBS. Further changes in capital requirements have been announced by the Basel Committee on Banking Supervision and it is uncertain when such changes will be implemented in the United States. When fully implemented in the United States, these changes may have an adverse effect with respect to investments in asset-backed securities, including CMBS. As a result of these regulations, investments in CMBS such as the Certificates by financial institutions subject to bank capital regulations may result in greater capital charges to these financial institutions and these new regulations may otherwise adversely affect the treatment of CMBS for their regulatory capital purposes.

—	Section 619 of the Dodd Frank Act (such statutory provision together with the implementing regulations, the “Volcker Rule”) generally prohibits “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. Under the Volcker Rule, unless otherwise jointly determined otherwise by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act.

—	The issuing entity will be relying on an exclusion or exemption under the Investment Company Act contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule. The general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other bank affiliate, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the issuing entity as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

—	Further changes in federal banking and securities laws and other laws and regulations may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets (including the CMBS market) and may have adverse effect on the liquidity, market value and regulatory characteristics of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—	Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal, accounting and other advisors in determining whether, and to what extent, the offered certificates will constitute legal investments for them or are subject to investment or other restrictions, unfavorable accounting treatment, capital charges or reserve requirements. See “Legal Investment” in the Preliminary Prospectus.

—	In addition, this transaction is structured to comply with the Credit Risk Retention Rules as and to the extent set forth under “Credit Risk Retention” in the Preliminary Prospectus. We cannot assure you that the retaining sponsor will at all times satisfy such credit risk retention requirements. At this time, it is unclear what effect a failure of the retaining sponsor to be in compliance with the Credit Risk Retention Rules at any time will have on the certificateholders or the market value or liquidity of the certificates.

■	Risks of Commercial and Multifamily Lending Generally

—	The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged properties to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity or Anticipated Repayment Date

—	Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date or anticipated repayment date, as applicable, involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the loan at that time. A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date or anticipated repayment date, as applicable, typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans. For this purpose, principal payments include both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from the application of loan reserves, property releases, casualty or condemnation, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a companion loan holder or mezzanine lender (if any) pursuant to a purchase option or sales of defaulted mortgage loans.

■	Your Yield May Be Affected by Defaults, Prepayments and Other Factors

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

■	The Sponsors May Not Make Required Repurchases or Substitutions of Defective Mortgage Loans or Pay Any Loss of Value Payment Sufficient to Cover All Losses on a Defective Mortgage Loan

—	Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty of such sponsor or a material document deficiency. We cannot assure you that a sponsor will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of such sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be (and there may exist from time to time) pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders and the RR interest owners if borrowers must use property income to pay judgments or litigation costs. We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is,” “as stabilized” or other values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” or other values may not be the values of the related mortgaged properties prior to or at maturity.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA or JPMCB

—	In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA, the parent entity of Goldman Sachs Mortgage Company (“GSMC”), or JPMorgan Bank, National Association (“JPMCB”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfers of the applicable mortgage loans by the sponsors to the depositor, will not qualify for the FDIC Safe Harbor. However, the transfers of the applicable mortgage loans by GSMC, Citi Real Estate Funding Inc. and German American Capital Corporation are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, in the case of each sponsor and the depositor, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by each sponsor to the depositor, and by the depositor to the issuing entity, would generally be respected as a sale in the event of a bankruptcy or insolvency of such sponsor. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Asset Representations Reviewer, the Directing Holders, the Non-Serviced Whole Loans Directing Holder, Non-Serviced Whole Loan Controlling Noteholders Serviced Companion Loan Holders and any Mezzanine Lenders

—	The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA, the holder of a control note with respect to non-serviced whole loan or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA, the holder of a control note with respect to non-serviced whole loan or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investor in the Class F, Class G and Class H certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors and an initial risk retention consultation party, Goldman Sachs Bank USA, one of the originators and an initial RR interest owner, and Goldman Sachs & Co. LLC, one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates. A completed offering would reduce the originators’ exposure to the mortgage loans, except to the extent that any originator (or their “majority-owned affiliate” as defined in the Credit Risk Retention Rules) is expected to hold the VRR interest as described in “Credit Risk Retention” in the Preliminary Prospectus. The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates. The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans. Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders and the RR interest owners. The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Underwriter Entities hold or may hold companion loans and/or mezzanine loans related to a mortgage loan in this securitization. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates. Similarly, the expected VRR Interest Owners and the parties expected to be designated to consult with the special servicer on their behalf as the risk retention consultation parties are each affiliated with an Underwriter Entity.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates represent ownership, directly or through a grantor trust, of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.

—     State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

■	Changes to REMIC Restrictions on Loan Modifications May Impact an Investment in the Certificates

—	The Internal Revenue Service (“IRS”) has issued guidance easing the tax requirements for a servicer to modify a commercial or multifamily mortgage loan held in a REMIC, including by permitting forbearances for borrowers experiencing a financial hardship due to the COVID-19 emergency. Accordingly, the special servicer may grant certain forbearances (and engage in related modifications) with respect to a mortgage loan in connection with the COVID-19 emergency, or engage in other modifications permitted by IRS guidance, which may impact the timing of payments and ultimate recovery on the mortgage loan, and likewise on one or more classes of certificates. The application of the IRS guidance is expected to expire on September 30, 2021 and it is unclear whether the IRS will extend the application of such guidance or issue new guidance for forbearances granted after September 30, 2021.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.